UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21934

RiverNorth Funds

(Exact name of registrant as specified in charter)

325 North LaSalle Street, Suite 645

Chicago, IL 60654

(Address of principal executive offices) (Zip code)

Marc L. Collins

325 North LaSalle Street, Suite 645

Chicago, IL 60654

(Name and address of agent for service)

Registrant's telephone number, including area code: 312-832-1440

Date of fiscal year end: 09/30

Date of reporting period: 09/30/2020

Item 1.	Reports to Stockholders.

OPPORTUNISTIC INVESTMENT STRATEGIES

RIVERNORTH®

9.30.2020

Annual Report

RN

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website at www.RiverNorth.com and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may, notwithstanding the availability of shareholder reports online, elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 1-888-848-7569 to let the fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with RiverNorth Funds.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at www.RiverNorth.com.

RiverNorth Funds	Table of Contents

Shareholder Letter	2
Opportunistic Closed-End Fund Strategies
Portfolio Update	5
RiverNorth Core Opportunity Fund	7
RiverNorth/DoubleLine Strategic Income Fund	13
RiverNorth/Oaktree High Income Fund	18
RiverNorth Funds Schedule of Investments and Financial Statements
Disclosure of Fund Expenses	25
Schedule of Investments
RiverNorth Core Opportunity Fund	27
RiverNorth/DoubleLine Strategic Income Fund	31
RiverNorth/Oaktree High Income Fund	80
Statement of Assets and Liabilities
RiverNorth Core Opportunity Fund	99
RiverNorth/DoubleLine Strategic Income Fund	100
RiverNorth/Oaktree High Income Fund	101
Statement of Operations
RiverNorth Core Opportunity Fund	102
RiverNorth/DoubleLine Strategic Income Fund	103
RiverNorth/Oaktree High Income Fund	104
Statements of Changes in Net Assets
RiverNorth Core Opportunity Fund	105
RiverNorth/DoubleLine Strategic Income Fund	107
RiverNorth/Oaktree High Income Fund	109
Financial Highlights
RiverNorth Core Opportunity Fund	112
RiverNorth/DoubleLine Strategic Income Fund	120
RiverNorth/Oaktree High Income Fund	128
Notes to Financial Statements	135
Report of Independent Registered Public Accounting Firm	157
Additional Information	158
Liquidity Risk Management Program	159
Trustees & Officers	160

RiverNorth Funds	Shareholder Letter

September 30, 2020 (Unaudited)

Dear Fellow Shareholders,

What a wild year! The closed-end fund market, which is RiverNorth Capital Management, LLC's ("RiverNorth") predominant investment domain, experienced a roller-coaster of a year with both market prices and net asset values (NAV) reaching historic highs and lows, all packed into a six-month period that included the worst quarter since we began keeping records.

Worst 10 Quarters by NAV Total Return

Source: RiverNorth Capital Management, LLC; Morningstar, Inc.

Past performance is not a guarantee of future results.

Worst 10 Quarters by Price Total Return

Source: RiverNorth Capital Management, LLC; Morningstar, Inc.

Past performance is not a guarantee of future results.

As one of the largest institutional investors in closed-end funds, RiverNorth thrives off of closed-end fund discount volatility. Our opportunistic investment strategies are structured in a way to increase closed-end fund exposure as discounts widen and decrease closed-end fund exposure when discounts narrow. Because closed-end funds are mostly owned by retail investors, the discount/premium swings, motivated by fear and greed, can be drastic at times. With the backdrop of a global pandemic, this year wasn’t immune to discount volatility. While discounts of closed-end funds reached levels seen during the 2008 Great Financial Crisis (“GFC”), this time around was different. As discounts trended narrower at the beginning of the year and, underlying asset classes exhibited well-priced valuations, the Great Shutdown of 2020 began which resulted in an unwind and precipitous drop in NAVs of closed-end funds with market prices falling even harder as investors ran for the liquidity exits. This took place within a three-week period of time with the nadir falling on March 18th as discounts on virtually all closed-end funds were greater than 20%. The fuel on the fire was leverage utilized by closed-end funds. As closed-end fund NAVs depreciated, leverage asset coverage requirements were violated and many managers were forced to sell assets at the lows only putting more pressure on asset prices. While discounts during the GFC were similar, and even slightly wider, that sell-off was more gradual, as it filtered through our financial system forcing deleveraging, but ultimately took greater than a year to play out vs. the lightening in a jar experienced in 2020.

2	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Shareholder Letter

September 30, 2020 (Unaudited)

Ultimately with a Federal Reserve bailout and a pledge to keep interest rates low for years to come, we are excited about the future for closed-end funds. Historically, persistent low interest rates have typically resulted in discounts being narrower than their long-term averages and, as 2012 proved, closed-end funds can even trade at average premiums to their NAVs. As of fiscal year end (September 30th), discounts remained much wider than their long term averages as investors are still scarred from the March experience coupled with an underlying net assets rally from the lows making it difficult for market prices to keep up.

Despite the wild backdrop for closed-end funds this year, the closed-end fund initial public offering (IPO) market has remained open and experienced its best year since 2013 based on new assets raised. Through September 30th, the market has priced 8 closed-end funds raising $6.8 billion. The new IPO pricing structure initiated by RiverNorth in 2018 where fees are paid by the fund sponsor and new closed-end funds are priced at NAV has created continued strong demand.

Looking forward, while the rest of the world awaits a resolution to the pandemic and determination of the U.S. Presidential Election, we believe RiverNorth is positioned to capitalize on any unforeseen volatility and opportunity within closed-end funds. RiverNorth has grown accustomed to expecting the unexpected. We believe uncertainty leads to opportunity for RiverNorth through the ability to exploit overreaction by investors in closed-end funds, making next year’s outlook exciting.

We are pleased to provide you with the 2020 Annual Report for the RiverNorth Funds. The report reviews our three opportunistic closed-end strategies: the RiverNorth Core Opportunity Fund (ticker: RNCIX and RNCOX), the RiverNorth/DoubleLine Strategic Income Fund (tickers: RNSIX and RNDLX), and the RiverNorth/Oaktree High Income Fund (tickers: RNHIX and RNOTX).

Please visit www.rivernorth.com for additional information.

Annual Report | September 30, 2020	3

RiverNorth Funds	Shareholder Letter

September 30, 2020 (Unaudited)

We thank you for your investment and trust in managing your assets.

Respectfully,

Patrick W. Galley, CFA

President and Chief Investment Officer

RiverNorth Funds

Opinions and estimates offered constitute our judgement and are subject to change.

Definitions:

Closed-End Fund – A closed-end fund is a portfolio of pooled assets that raises a fixed amount of capital through an initial public offering (IPO) and then lists shares for trade on a stock exchange.

2008 Great Financial Crisis (“GFC”) – This financial crisis was the worst economic disaster since the Stock Market Crash of 1929. It started with a subprime mortgage lending crisis in 2007 and expanded into a global banking crisis with the failure of investment bank Lehman Brothers in September 2008. Huge bailouts and other measures meant to limit the spread of the damage failed and the global economy fell into recession.

Great Shutdown of 2020 – An economic consequence of the ongoing COVID-19 pandemic, the first major sign of the coronavirus recession was the 2020 stock market crash on February 20, and the International Monetary Fund (IMF) reported on April 14 that all of the G7 nations had already entered or were entering into a "deep recession" and that there had already been a significant slowdown of growth in emerging economies.

Market Price – The market price at which a closed-end fund trades often varies from its NAV. Some funds have market prices below their NAVs, referred to as a discount. Conversely, some funds have market prices above their NAVs, referred to as a premium.

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RiverNorth Funds	Portfolio Update

September 30, 2020 (Unaudited)

Closed-End Fund Market Overview

In the past twelve months, the average closed-end fund (CEF) reported a market price total return of 5.5%. The asset class category returns for equity1, taxable bond1 and municipal bond funds1 were -15.0%, -3.2% and 1.1%, respectively.

Trailing twelve month returns conceal the tumultuous first quarter of 2020. During this period, the average market price total return for CEFs1 was negative 23.4%. This was the worst calendar quarter total return in the past twenty-plus years.

On September 30, 2020, the average discount on equity, taxable bond and municipal bond funds was 13.0%, 6.5% and 6.0%, respectively. Using data back to 19982, these average discounts were in the 94th, 82nd and 76th percentile of widest discounts. In March 20202, when discounts bottomed around 20%, the market was in the 99th percentile of widest discounts.

RiverNorth believes that discounts measure investor sentiment towards financial assets. Given that discounts are wide today; CEF investors seem to be anxious. That may be reasonable given that the U.S. economy entered a recession in February 2020 and the recovery has been constrained by COVID-19. However, there are signs of financial confidence outside the CEF market. Credit spreads are narrow, interest rate volatility is low and market-cap weighted indices of U.S. stocks are near all-time highs. Therefore, wide discounts in the CEF market seem contradictory compared to traditional metrics of risk tolerance in the capital markets. We believe that time, shareholder activism and distribution stability will cause discounts to narrow in the year ahead.

Leveraged CEFs have benefited from lower borrowing costs. Twelve months ago, "the 1-week" Security Industry and Financial Market Assoc. Index (SIFMA) and 1-month London Interbank Offered Rate (LIBOR) were 1.58% and 2.02%, respectively. On September 30, 2020, those key borrowing rates were 0.11% and 0.15%, respectively. Although reinvestment rates are lower too, the yield curve has steepened and therefore earnings power has improved. As of 9/30, the average CEF distribution yield is 7.6%.

(1)	Source: RiverNorth. Derived from Morningstar and Bloomberg data.
(2)	Source: RiverNorth Capital Management, LLC; Morningstar, Inc.

Annual Report | September 30, 2020	5

RiverNorth Funds	Portfolio Update

September 30, 2020 (Unaudited)

Definitions:

Equity Closed-End Funds – Domestic equity closed-end funds are defined as funds investing their assets primarily in U.S. equity securities; generally, these funds are seeking long-term capital appreciation rather than income.

London Interbank Offered Rate (LIBOR) – LIBOR is a benchmark interest rate at which major global banks lend to one another in the international interbank market for short-term loans.

Municipal Bond Closed-End Funds – Municipal bond closed-end funds are defined as funds that invest in a diversified portfolio of investment grade municipal bonds in a variety of sectors and States.

SIFMA (Security Industry/Financial Market Assoc.) Index – SIFMA is a 7-day high-grade market index comprised of tax-exempt Variable Rate Demand Obligations (VRDOs) with certain characteristics. The Index is calculated and published by Bloomberg. The indexes cannot be invested in directly and do not reflect fees and expenses.

Taxable Bond Closed-End Funds – Taxable bond closed-end funds are defined as funds that invest in debt securities whose return is subject to taxes at the local, state or federal level, or some combination thereof.

Variable Rate Demand Obligations (VRDOs) – Variable-rate demand obligations (or VRDOs) are long-term, tax-exempt, floating-rate bonds whose interest rates generally reset on a daily, weekly, or monthly basis.

Yield – Yield is the income return on an investment. This refers to the interest or dividends received from a security and is usually expressed annually as a percentage based on the investment's cost, its current market value or its face value.

Yield Curve - A yield curve is a line that plots yields (interest rates) of bonds having equal credit quality but differing maturity dates. The slope of the yield curve gives an idea of future interest rate changes and economic activity.

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RiverNorth Funds	Portfolio Update

September 30, 2020 (Unaudited)

RiverNorth Core Opportunity Fund

What is the Fund's investment strategy?

The RiverNorth Core Opportunity Fund ("the Fund") invests in a broad range of equity, fixed income and short-term securities. To implement the Fund's tactical asset allocation, the adviser generally invests in closed-end funds (CEF), exchange-traded funds (ETF) and business development companies (BDC). Additionally, the Fund also invests in special-purpose acquisition companies (SPAC).

How did the RiverNorth Core Opportunity Fund perform relative to its benchmark during the reporting period?

For the twelve month period ended September 30, 2020, the Class I share (symbol: RNCIX) returned -3.00% and the Class R share (symbol: RNCOX) returned -3.24%. The Morningstar U.S. Fund Allocation Category - 50% to 70% Equity returned 6.28% during the same period. Funds in allocation categories seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These portfolios are dominated by domestic holdings and have equity exposures between 50% and 70%.

Comparison of a $10,000 Investment in the RiverNorth Core Opportunity Fund Class R, the Blend Index, and the S&P 500® Index.

Annual Report | September 30, 2020	7

RiverNorth Funds	Portfolio Update

September 30, 2020 (Unaudited)

Comparison of a $5,000,000 Investment in the RiverNorth Core Opportunity Fund Class I, the Blend Index, and the S&P 500® Index.

Average Annual Total Returns for Periods Ended September 30, 2020

	1-Year	3-Year	5-Year	10 Year	Since Inception(1)(2)
RiverNorth Core Opportunity Fund – Class I (RNCIX)(3)	-3.00%	2.07%	7.07%	6.72%	6.89%
RiverNorth Core Opportunity Fund – Class R (RNCOX)	-3.24%	1.83%	6.81%	6.46%	6.63%
Blend Index(4)	12.50%	9.84%	10.37%	9.85%	7.35%
S&P 500® Index(4)	15.15%	12.28%	14.15%	13.74%	8.69%

(1)	Inception date of Class R is December 27, 2006.

(2)	Inception date of Class I is August 11, 2014.

(3)	In presenting performance information for the newer Institutional share class of the Fund, the Fund includes, for periods prior to the offering of the Institutional share class, the operating expense ratio and performance of the Fund’s Retail share class, adjusted to reflect the class-related operating expenses of the Institutional share class. Actual expense differentials across classes will vary over time. The performance of the Fund’s newer Institutional share class would have been substantially similar to the performance of the Fund’s Retail share class because both share classes of the Fund are invested in the same portfolio of securities and would have differed only to the extent that the classes do not have the same expenses (although differences in expenses between share classes may change over time).

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RiverNorth Funds	Portfolio Update

September 30, 2020 (Unaudited)

(4)	Blend Index consists of 60% S&P 500® Index and 40% Bloomberg Barclays Capital U.S. Aggregate Bond Index. S&P 500® Index is a capitalization-weighted index of 500 stocks. The Bloomberg Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year. This unmanaged index does not reflect fees and expenses. The S&P 500® and Blend Indices are indices only and cannot be invested in directly.

Performance data quoted represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling (888) 848-7569 or visiting www.rivernorth.com. Total return measures net investment income and capital gain or loss from portfolio investments. All performance shown assumes reinvestment of dividends and capital gains distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Total Annual Fund Operating Expense for the Fund as disclosed in the prospectus dated January 28, 2020: 2.72% (RNCIX); 2.98% (RNCOX). In presenting expense information for the newer Institutional share class of the Fund, the Fund includes, for periods prior to the offering of the Institutional share class, the operating expense ratio of the Fund’s Retail share class, adjusted to reflect the class-related operating expenses of the Institutional share class. Actual expense differentials across share classes will vary over time. The annualized net expense ratio in this annual report dated September 30, 2020 is 1.29% (RNCIX); 1.54% (RNCOX). The expense ratio as disclosed in the Fund’s annual report dated September 30, 2020 only includes the direct expenses paid by shareholders from their investment. The expense ratio as disclosed in the Fund’s prospectus dated January 28, 2020 is required to include the indirect expenses of investing in underlying funds.

What contributing factors were responsible for the RiverNorth Core Opportunity Fund's relative performance during the period?

With respect to the equity portion of the portfolio, U.S. equity focused closed-end funds contributed to performance over the period. The biggest detractor from performance was the Fund’s exposure to closed-end funds that held energy related securities.

With respect to the fixed income portion of the portfolio, relative performance benefited from exposure to municipal bond focused closed-end funds and discount narrowing due to corporate actions among several taxable fixed income closed-end funds. The Fund’s exposure to bank loan closed-end funds detracted from performance as these funds on average experienced negative net asset value (NAV) returns and discount widening over the period.

How was the RiverNorth Core Opportunity Fund positioned at the end of September 2020?

We have allocated 43% of the portfolio to equity, 43% to fixed income, 11% to BDCs, 6% to investment company bonds, 2% to SPACs and 17% to cash. Closed-end fund exposure was 70%. Allocations exceed 100% due to leverage utilized by the underlying funds.

We have increased our exposure to closed-end funds over the past year, and decreased exposure to ETFs.

Within the Fund’s allocation to BDC equity securities (11% allocation), we have selectively focused on issuers which we believe are managed by top-tier credit underwriters with strong balance sheets. We are optimistic regarding the fundamental outlook for their underlying portfolios, which predominately consist of senior-secured middle market corporate loans. The Fund’s investment company bond exposure (6% allocation) consists of unsecured notes issued by BDCs. Given that BDCs are required to maintain a minimum asset coverage ratio of 150% under the Investment Company Act of 1940 (i.e. maximum debt/equity of 2x), this provides a buffer for debt holders through required equity subordination. The weighted average yield for the Fund’s investment company bonds is roughly 6% with a duration of 2 years, offering the Fund’s investors an attractive return profile relative to the underlying risk in our view.

Annual Report | September 30, 2020	9

RiverNorth Funds	Portfolio Update

September 30, 2020 (Unaudited)

Investment Vehicle Allocation(1) (percentages are based on net assets)

Asset Class Allocation(1) (percentages are based on net assets)

Fixed Income Allocation(1)(2) (percentages are based on net assets)

Portfolio detail statistics are estimates made by the adviser and are subject to change.

(1)	Convertible Security Risk – the market value of convertible securities adjusts with interest rates and the value of the underlying stock. Exchange Traded Note Risk – exchange traded notes represent unsecured debt of the issuer and may be influenced by interest rates, credit ratings of the issuer or changes in value of the reference index. Fixed Income Risk – the market value of fixed income securities adjusts with interest rates and the securities are subject to issuer default. Foreign/Emerging Market Risk – foreign securities may be subject to inefficient or volatile markets, different regulatory regimes or different tax policies. These risks may be enhanced in emerging markets. Management Risk – there is no guarantee that the adviser’s investment decisions will produce the desired results. Large Shareholder Purchase and Redemption Risk – The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Market Risk –economic conditions, interest rates and political events may affect the securities markets. REIT Risk – the value of REITs changes with the value of the underlying properties and changes in interest rates and are subject to additional fees. Security Risk – The value of the Fund may decrease in response to the activities and financial prospects of individual securities in the Fund’s portfolio. Short Sale Risk – short positions are speculative, are subject to transaction costs and are riskier than long positions in securities. Small-Cap Risk – small cap companies are more susceptible to failure, are often thinly traded and have more volatile stock prices. Structured Notes Risk – because of the imbedded derivative feature, structured notes are subject to more risk than investing in a simple note or bond. Swap Risk – swap agreements are subject to counterparty default risk and may not perform as intended. Underlying Fund Risk – underlying funds have additional fees, may utilize leverage, may not correlate to an intended index and may trade at a discount to their net asset values.

Annual Report | September 30, 2020	10

RiverNorth Funds	Portfolio Update

September 30, 2020 (Unaudited)

(2)	Credit quality allocation reflects a fixed-income portfolio weighted average of the credit breakdown of each closed-end fund as provided by the adviser of said closed-end fund. If a credit breakdown is not provided by the adviser, Bloomberg is used. Investment grade refers to a bond rated BBB- or higher by Standard & Poor’s or Baa3 or higher by Moody’s. High yield refers to a bond rate lower than investment grade. For more information about securities ratings, please see the Fund’s Statement of Additional information at www.rivernorth.com.

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RiverNorth Funds	Portfolio Update

September 30, 2020 (Unaudited)

RiverNorth/DoubleLine Strategic Income Fund

What is the Fund's investment strategy?

The RiverNorth/DoubleLine Strategic Income ("the Fund") invests in a broad range of fixed income securities of U.S. and foreign issuers, including closed-end funds.

Assets of the Fund are tactically managed across three strategies (or sleeves). RiverNorth Capital Management, LLC (“RiverNorth”) oversees the strategy weights and manages the Tactical Closed-End Fund Income Strategy. The RiverNorth strategy provides diversified exposure to the fixed income market through opportunistic investments in closed-end bond funds (CEF), and business development companies (BDC). Sector allocations are based on RiverNorth's assessment of relative value among asset classes and CEFs. Jeffrey Gundlach, CEO and CIO of DoubleLine Capital, LP (“DoubleLine”), and his team oversee the Opportunistic Income and Core Fixed Income Strategies. The Opportunistic Income Strategy seeks to achieve positive absolute returns and is managed without duration constraints. The Core Fixed Income Strategy incorporates an active asset allocation approach in an effort to mitigate risk and achieve the highest possible risk-adjusted returns.

How did the RiverNorth/DoubleLine Strategic Income Fund perform relative to its benchmark during the reporting period?

For the twelve month period ended September 30, 2020, the Class I share (symbol: RNSIX) returned 3.51% and the Class R share (symbol: RNDLX) returned 3.24%. The Bloomberg Barclays Capital U.S. Aggregate Bond Index returned 6.98%, during the same period.

Comparison of a $10,000 Investment in the RiverNorth/DoubleLine Strategic Income Fund and the Barclays Capital U.S. Aggregate Bond Index

Annual Report | September 30, 2020	12

RiverNorth Funds	Portfolio Update

September 30, 2020 (Unaudited)

Average Annual Total Returns for Periods Ended September 30, 2020

	1-Year	3-Year	5-Year	Since Inception(1)
RiverNorth/DoubleLine Strategic Income Fund – Class I (RNSIX)	3.51%	4.00%	5.10%	5.82%
RiverNorth/DoubleLine Strategic Income Fund – Class R (RNDLX)	3.24%	3.73%	4.82%	5.57%
Bloomberg Barclays Capital U.S. Aggregate Bond Index(2)	6.98%	5.24%	4.18%	3.91%

(1)	Inception date is December 30, 2010.

(2)	The Bloomberg Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year. The index cannot be invested in directly and does not reflect fees and expenses.

Performance data quoted represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling (888) 848-7569 or visiting www.rivernorth.com. Total return measures net investment income and capital gain or loss from portfolio investments. All performance shown assumes reinvestment of dividends and capital gains distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Total Annual Fund Operating Expense for the Fund as disclosed in the prospectus dated January 28, 2020: 1.65% (RNSIX); 1.90% (RNDLX). The annualized net expense ratio in this annual report dated September 30, 2020 is 0.87% (RNSIX) and 1.12% (RNDLX). The expense ratio as disclosed in the Fund’s annual report dated September 30, 2020 only includes the direct expenses paid by shareholders from their investment. The expense ratio as disclosed in the Fund’s prospectus dated January 28, 2020 is required to include the indirect expenses of investing in underlying funds.

What contributing factors were responsible for the RiverNorth/DoubleLine Strategic Income Fund's relative performance during the period?

RiverNorth Tactical Closed-End Fund Income Sleeve

The RiverNorth sleeve’s performance benefited from exposure to municipal bond focused closed-end funds and discount narrowing due to corporate actions among several taxable fixed income closed-end funds. The Fund’s exposure to bank loan closed-end funds detracted from performance as these funds on average experienced negative net asset value (NAV) returns and discount widening over the period.

DoubleLine Opportunistic Income Sleeve

For the 12-month period ended September 30, 2020, the portfolio underperformed the Bloomberg Barclays US Aggregate Bond Index return of 6.98%. Relative underperformance was driven by the portfolio’s short duration positioning and overweight credit positioning relative to the benchmark as the COVID-19 pandemic led to a steep drop in U.S. Treasury yields and a blowout in risk asset spreads. Agency residential mortgage-backed securities (RMBS) was the best performing sector of the Fund over the period and outperformed the benchmark due to the long duration profile of inverse-interest only (Inverse IOs) and inverse-floater securities held in the Fund. These securities posted strong returns as rates plummeted at the beginning of the year. Commercial mortgage-backed securities (CMBS) and asset backed securities (ABS) were the largest detractors from relative performance as economic sectors such as retail, hospitality, and aircraft were more acutely impacted by the COVID-19 pandemic. Collateralized loan obligations (CLOs) also detracted from performance as investors remained concerned about the fundamentals of mezzanine portions of the sector amidst the ongoing pandemic. Other sectors within the Fund, such as non-agency RMBS, emerging market bonds, and bank loans, all posted positive returns but underperformed the benchmark as spreads ended the period wider than pre-COVID levels even after a summer rally in risk assets.

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RiverNorth Funds	Portfolio Update

September 30, 2020 (Unaudited)

DoubleLine Core Fixed Income Sleeve

For the 12-month period ended September 30, 2020, the portfolio underperformed the Bloomberg Barclays U.S. Aggregate Bond Index return of 6.98%. Relative underperformance was driven by the portfolio’s short duration positioning and overweight credit positioning relative to the benchmark as the COVID-19 pandemic led to a steep drop in U.S. Treasury yields and a blowout in risk asset spreads. Sectors that outperformed the benchmark over the period, such as investment grade corporates and U.S. Treasuries, benefitted from having a longer duration profile than other assets as rates decreased significantly across all tenors of the U.S. Treasury curve with 2-year and 10-year yields falling by 150 basis points (bps) and 98 bps, respectively. CMBS and ABS were the largest detractors from relative performance as economic sectors such as retail, hospitality, and aircraft were more acutely impacted by the COVID-19 pandemic. Despite posting positive returns over the period amidst a strong summer rally in risk assets, the remainder of sectors in the portfolio underperformed the benchmark.

How was the RiverNorth/DoubleLine Strategic Income Fund positioned at the end of September 2020?

We have allocated 36%, 27% and 37% to the Tactical Closed-end Fund, Core Fixed Income, and Opportunistic Income sleeves, respectively. Compared to one year ago, the Fund has a higher exposure to non-agency MBS, and agency MBS, and a lower exposure to U.S. government, and bank loans.

Strategy (“Sleeve”) Allocation

Annual Report | September 30, 2020	14

RiverNorth Funds	Portfolio Update

September 30, 2020 (Unaudited)

Credit Quality Distribution(1)(2) (percentages are based on net assets)

Sector Breakdown(1) (percentages are based on net assets)

The allocation does not add up to 100% as it reflects the estimated leverage utilized by the underlying funds.

Portfolio detail statistics are estimates made by the adviser and are subject to change.

(1)	Asset-Backed Security Risk – the risk that the value of the underlying assets will impair the value of the security. Borrowing Risk – borrowings increase fund expenses and are subject to repayment, possibly at inopportune times. Convertible Security Risk – the market value of convertible securities adjusts with interest rates and the value of the underlying stock. Defaulted Securities Risk – defaulted securities carry the risk of uncertainty of repayment. Derivatives Risk – derivatives are subject to counterparty risk. Exchange Traded Note Risk – exchange traded notes represent unsecured debt of the issuer and may be influenced by interest rates, credit ratings of the issuer or changes in value of the reference index. Fixed Income Risk – the market value of fixed income securities adjusts with interest rates and the securities are subject to issuer default. Foreign/Emerging Market Risk – foreign securities may be subject to inefficient or volatile markets, different regulatory regimes or different tax policies. These risks may be enhanced in emerging markets. Liquidity Risk – illiquid investments may be difficult or impossible to sell. Large Shareholder Purchase and Redemption Risk – The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Management Risk – there is no guarantee that the adviser’s or sub-adviser’s investment decisions will produce the desired results. Market Risk – economic conditions, interest rates and political events may affect the securities markets. Mortgage-Backed Security Risk – mortgage backed securities are subject to credit risk, pre-payment risk and devaluation of the underlying collateral. Portfolio Turnover Risk – increased portfolio turnover results in higher brokerage expenses and may impact the tax status of distributions. Rating Agency Risk – rating agencies may change their ratings or ratings may not accurately reflect a debt issuer’s creditworthiness. REIT Risk – the value of REITs changes with the value of the underlying properties and changes in interest rates and are subject to additional fees. Security Risk –The value of the Fund may decrease in response to the activities and financial prospects of individual securities in the Fund’s portfolio. Structured Notes Risk – because of the imbedded derivative feature, structured notes are subject to more risk than investing in a simple note or bond. Swap Risk – swap agreements are subject to counterparty default risk and may not perform as intended. Underlying Fund Risk – underlying funds have additional fees, may utilize leverage, may not correlate to an intended index and may trade at a discount to their net asset values.

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RiverNorth Funds	Portfolio Update

September 30, 2020 (Unaudited)

(2)	For the sleeve managed by RiverNorth, credit quality allocation reflects a fixed-income portfolio weighted average of the credit breakdown of each closed-end fund as provided by the advisor of said closed-end fund. If a credit breakdown is not provided by the advisor, Bloomberg is used. For the sleeves managed by DoubleLine, credit quality allocation is determined from the highest available credit rating from any Nationally Recognized Statistical Rating Organization (S&P, Moody’s and Fitch). Investment grade refers to a bond rated BBB- or higher by Standard & Poor’s or Baa3 or higher by Moody’s. High yield refers to a bond rated lower than investment grade. For more information about securities ratings, please see the Fund’s Statement of Additional Information at www.rivernorth.com.

Annual Report | September 30, 2020	16

RiverNorth Funds	Portfolio Update

September 30, 2020 (Unaudited)

RiverNorth/Oaktree High Income Fund

What is the Fund's investment strategy?

The RiverNorth/Oaktree High Income Fund ("the Fund") invests in a broad range of income producing securities including both fixed income and equity securities.

Assets of the Fund are tactically managed across three income strategies (or sleeves). RiverNorth Capital Management, LLC (“RiverNorth”) manages the Tactical Closed-End Fund Strategy. This strategy is designed to provide diversified fixed income and equity income exposure through opportunistic investments in closed-end funds. Oaktree Capital Management, LP (“Oaktree”) manages the High Yield Bond and Senior Loan Strategies on a global basis. Oaktree will tactically manage the allocation between the High Yield Bond and Senior Loan Strategies based both on market opportunities and the risk and reward trade-offs between the two asset classes.

How did the RiverNorth/Oaktree High Income Fund perform relative to its benchmark during the reporting period?

For the 12-month period ended September 30, 2020, the Class I share (symbol: RNHIX) returned -0.02% and the Class R share (symbol: RNOTX) returned -0.27%. The Bank of America Merrill Lynch Non-Financial Developed High Yield Constrained Index (the "BofA ML Non-Financial Developed HY Constrained Index”) and CSFB Leveraged Loan Index returned 2.89% and 0.83%, respectively, during the same period.

Comparison of a $10,000 Investment in the RiverNorth/Oaktree High Income Fund, BofA ML Non-Financial Developed HY Constrained Index and the CSFB Leveraged Loan Index

17	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Portfolio Update

September 30, 2020 (Unaudited)

Average Annual Total Returns for the Period Ended September 30, 2020

	1-Year	3-Year	5-Year	Since Inception(1)
RiverNorth/Oaktree High Income Fund – Class I (RNHIX)	-0.02%	2.33%	4.79%	3.83%
RiverNorth/Oaktree High Income Fund – Class R (RNOTX)	-0.27%	2.08%	4.53%	3.57%
BofA ML Non-Financial Developed HY Constrained Index(2)	2.89%	3.12%	6.20%	4.56%
CSFB Leveraged Loan Index(2)	0.83%	3.05%	3.96%	3.82%

(1)	Inception date is December 28, 2012.

(2)	The BofA ML Non-Financial Developed Markets HY Constrained Index contains all securities in the BofA Merrill Lynch Global High Yield Index from developed markets countries but cap issuer exposure at 2%. Developed markets is defined as an FX-G10 member, a Western European nation, or a territory of the U.S. or a Western European nation. The index tracks the performance of USD, CAD, GBP and EUR denominated below investment grade corporate debt publicly issued in the major domestic or Eurobond markets. Qualifying securities must have a below investment grade rating (based on an average of Moody’s, S&P and Fitch). CSFB Leveraged Loan Index tracks the investable market of the U.S. dollar denominated leveraged loan market. It consists of issues rated “5B” or lower, meaning that the highest rated issues included in this index are Moody’s/S&P ratings of Baa1/BB+ or Ba1/BBB+. All loans are funded term loans with a tenor of at least one year and are made by issuers domiciled in developed countries. The BofA ML Non-Financial Developed Markets HY Constrained and the CSFB Leveraged Loan Indices are indices only and cannot be invested in directly.

Performance data quoted represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling (888) 848-7569 or visiting www.rivernorth.com. Total return measures net investment income and capital gain or loss from portfolio investments. All performance shown assumes reinvestment of dividends and capital gains distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Total Annual Operating Expense for the Fund as disclosed in the prospectus dated January 28, 2020: 1.85% (RNHIX); 2.10% (RNOTX). The adviser has contractually agreed to defer the collection of fees and/or reimburse expenses, but only to the extent necessary to limit Total Annual Fund Operating Expenses (excluding brokerage fees and commissions; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; indirect expenses incurred by the underlying funds in which the Fund invests; and extraordinary expenses) to 1.35% (RNHIX) and 1.60% (RNOTX) of the average daily net assets of the Fund through January 31, 2021. The annualized net expense ratio in this annual report dated September 30, 2020 is 1.35% (RNHIX) and 1.60% (RNOTX). The expense ratio as disclosed in the Fund’s annual report dated September 30, 2020 only includes the direct expenses paid by shareholders from their investment. The expense ratio as disclosed in the Fund’s prospectus dated January 28, 2020 is required to include the indirect expenses of investing in underlying funds.

Annual Report | September 30, 2020	18

RiverNorth Funds	Portfolio Update

September 30, 2020 (Unaudited)

What contributing factors were responsible for the RiverNorth/Oaktree High Income Fund's relative performance during the period?

RiverNorth Tactical Closed-End Fund Sleeve

The RiverNorth sleeve’s performance benefited from discount narrowing due to corporate actions among several high yield bond closed-end funds. The Fund’s exposure to bank loan closed-end funds detracted from performance as these funds on average experienced negative net asset value (NAV) returns and discount widening over the period.

Oaktree High Yield Bond & Senior Loan Sleeve

The portfolio generated a positive return over the twelve-month period.

After a strong fourth quarter of 2019 and solid start to 2020, risk assets suffered a massive blow in February due to the rapidly spreading coronavirus. Responding to fears of a prolonged economic downturn, equities and high yield bonds suffered major losses in the first quarter. However, risk assets rallied back in the second and third quarters amid the gradual re-opening of the global economy and aggressive Federal Reserve and fiscal stimulus.

Given the variance in performance over the full twelve-month period, there was no single factor that materially impacted performance. However, our risk-controlled portfolio and strict underwriting requirements were back in favor when the market sold off in February.

How was the RiverNorth/Oaktree High Income Fund positioned at the end of September 2020?

The Fund allocation was 12% RiverNorth Tactical Closed-End Fund and 88% Oaktree High Yield Bond and Senior Loan. The closed-end fund sleeve is primarily invested in the common shares of closed-end funds. Over the past year we have decreased the Fund's allocation to bank loans and increased the Fund's allocation to high yield.

Oaktree High Yield Bond & Senior Loan Sleeve

At the end of September, the portfolio remained broadly diversified. Roughly 78% of the global portfolio was allocated to North America, with the balance invested in Europe. In terms of industry exposure, diversified telecommunication services (8.0%) and media (7.4%) represented the two largest sectors in the portfolio.

We remain focused on the mid-to-upper quality segment of the market, rather than stretching for yield. As you would expect, the portfolio remains defensively positioned; it seeks to provide what we feel is an attractive coupon, but with sufficient downside mitigation to weather the next downturn.

19	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Portfolio Update

September 30, 2020 (Unaudited)

Strategy Allocation

Credit Quality Distribution(1)(2) (percentages are based on net assets)

Sector Breakdown(1) (percentages are based on net assets)

The allocation does not add up to 100% as it reflects the leverage utilized by the underlying funds.

Annual Report | September 30, 2020	20

RiverNorth Funds	Portfolio Update

September 30, 2020 (Unaudited)

(1)	Borrowing Risk – borrowings increase fund expenses and are subject to repayment, possibly at inopportune times. Closed- End Fund Risk – closed-end funds are exchange traded, may trade at a discount to their net asset values and may deploy leverage. Convertible Security Risk – the market value of convertible securities adjusts with interest rates and the value of the underlying stock. Credit Derivatives Risk – the use of credit derivatives is highly specialized, involves default, counterparty and liquidity risks and may not perfectly correlate to the underlying asset or liability being hedged. Currency Risk – foreign currencies will rise or decline relative to the U.S. dollar. Distressed and Defaulted Securities Risk – defaulted securities carry the risk of uncertainty of repayment. Equity Risk – equity securities may experience volatility and the value of equity securities may move in opposite directions from each other and from other equity markets generally. Fixed Income Risk – the market value of fixed income securities adjusts with interest rates and the securities are subject to issuer default. Foreign/Emerging Market Risk – foreign securities may be subject to inefficient or volatile markets, different regulatory regimes or different tax policies. These risks may be enhanced in emerging markets. Floating Interest Rate Risk – loans pay interest based on the London Interbank Offered Rate (LIBOR) and a decline in LIBOR could negatively impact the Fund’s return. Investment Style Risk – investment strategies may come in and out of favor with investors and may underperform or outperform at times. Large Shareholder Purchase and Redemption Risk – The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Loans Risk – loans may be unrated or rated below investment grade and the pledged collateral may lose value. Secondary trading in loans is not fully-developed and may result in illiquidity. Management Risk – there is no guarantee that the adviser’s or sub-adviser’s investment decisions will produce the desired results. Market Risk – economic conditions, interest rates and political events may affect the securities markets. Portfolio Turnover Risk – increased portfolio turnover results in higher brokerage expenses and may impact the tax status of distributions. Preferred Stock Risk – preferred stocks generally pay dividends, but may be less liquid than common stocks, have less priority than debt instruments and may be subject to redemption by the issuer. Security Risk – the value of the Fund may increase or decrease in response to the prospects of the issuers of securities and loans held in the Fund. Swap Risk – swap agreements are subject to counterparty default risk and may not perform as intended. Underlying Fund Risk – underlying funds have additional fees, may utilize leverage, may not correlate to an intended index and may trade at a discount to their net asset values. Valuation Risk – Loans and fixed-income securities are traded “over the counter” and because there is no centralized information regarding trading, the valuation of loans and fixed-income securities may vary.

(2)	For the sleeve managed by RiverNorth, credit quality allocation reflects a fixed-income portfolio weighted average of the credit breakdown of each closed-end fund as provided by the advisor of said closed-end fund. If a credit breakdown is not provided by the advisor, Bloomberg is used. For the sleeves managed by Oaktree, the sub-adviser uses a proprietary credit scoring matrix to rank potential investments. This process offers a systematic way of reviewing the key quantitative and qualitative variables impacting credit quality for each investment. Investment grade refers to a bond rated BBB- or higher by Standard & Poor’s or Baa3 or higher by Moody’s. High yield refers to a bond rated lower than investment grade. For more information about securities ratings, please see the Fund’s Statement of Additional Information at www.rivernorth.com.

21	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Portfolio Update

September 30, 2020 (Unaudited)

Definitions:

Agency Mortgage-Backed Securities (Agency MBS) – Agency MBS are mortgage-backed securities issued by government-sponsored enterprises such as Government National Mortgage Association (GNMA or Ginnie Mae), Federal National Mortgage Association (FNMA or Fannie Mae) or Federal Home Loan Mortgage Corporation (Freddie Mac).

Basis Point (bps) – A common unit of measure for interest rates and other percentages in finance. One basis point is equal to 1/100th of 1%, or 0.01% (0.0001), and is used to denote the percentage change in a financial instrument.

Bloomberg Barclays US Aggregate Bond Index – The Bloomberg Barclays US Aggregate Bond Index is an unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year. The index cannot be invested in directly and does not reflect fees and expenses.

BofA Merrill Lynch Developed Markets High Yield Constrained Index – The BofA Merrill Lynch Developed Markets High Yield Constrained Index contains all securities in the BofA Merrill Lynch Global High Yield index from developed markets countries but cap issuer exposure at 2%. Developed markets is defined as an FX-G10 member, a Western European nation, or a territory of the U.S. or a Western European nation. The index tracks the performance of USD, CAD, GBP and EUR denominated below investment grade corporate debt publicly issued in the major domestic or Eurobond markets. Qualifying securities must have a below investment grade rating (based on an average of Moody's, S&P and Fitch). The index cannot be invested in directly and does not reflect fees and expenses.

Business Development Company (BDC) – A Business Development Company (BDC) is an organization that invests in small- and medium-sized companies as well as distressed companies. A BDC helps the small- and medium-sized firms grow in the initial stages of their development.

Collateralized Loan Obligation (CLO) – A CLO is a security backed by a pool of debt, often low-rated corporate loans. The investor receives scheduled debt payments from the underlying loans but assumes most of the risk in the event that borrowers default.

Commercial Mortgage-Backed Securities (CMBS) – Commercial mortgage-backed securities (CMBS) are fixed-income investment products that are backed by mortgages on commercial properties rather than residential real estate.

Coupon – A coupon is the annual interest rate paid on a bond, expressed as a percentage of the face value.

CS Leveraged Loan Index – The CS Leveraged Loan Index tracks the investable market of the U.S. dollar denominated leveraged loan market. It consists of issues rated "5B" or lower, meaning that the highest rated issues included in this index are Moody's/S&P ratings of Baa1/BB+ or Ba1/BBB+. All loans are funded term loans with a tenor of at least one year and are made by issuers domiciled in developed countries. The index cannot be invested in directly and does not reflect fees and expenses.

Annual Report | September 30, 2020	22

RiverNorth Funds	Portfolio Update

September 30, 2020 (Unaudited)

Floating Rate Coupons – Floating rate coupons are derived from financial instruments paying a variable or floating interest rate.

Inverse-Floater Securities – An inverse-floater is a bond or other type of debt whose coupon rate has an inverse relationship to a benchmark rate. An inverse floater adjusts its coupon payment as the interest rate changes.

Inverse-Interest Only Securities (Inverse IOs) – Inverse IOs are interest only securities that pay a coupon inversely related to market rates (i.e., it moves in the opposite direction of interest rates).

Mezzanine Debt – Mezzanine debt has embedded equity instruments attached, often known as warrants, which increase the value of the subordinated debt and allow greater flexibility when dealing with bondholders.

Morningstar U.S. Fund Allocation Category – The Morningstar U.S. Fund Allocation Category - 50% to 70% Equity. Funds in allocation categories seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These portfolios are dominated by domestic holdings and have equity exposures between 50% and 70%.

Mortgage-Backed Securities (MBS) – MBS are asset-backed securities that are secured by a mortgage or collection of mortgages.

Non-Agency Residential Mortgage-Backed Securities (Non-Agency RMBS) – Non-Agency RMBS are mortgage-backed securities sponsored by private companies other than the government sponsored enterprises such as Fannie Mae, Ginnie Mae, or Freddie Mac.

Residential Mortgage-Backed securities (RMBS) – RMBS are a type of mortgage-backed debt obligation whose cash flows come from residential debt, such as mortgages, home-equity loans and subprime mortgages.

Special Purpose Acquisition Company (SPAC) – A SPAC is a company with no commercial operations that is formed strictly to raise capital through an initial public offering (IPO) for the purpose of acquiring an existing company.

23	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Disclosure of Fund Expenses

September 30, 2020 (Unaudited)

Expense Example

As a shareholder of the RiverNorth Funds (the "Trust" or "Funds"), you incur two types of costs: (1)  transaction costs; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period, April 1, 2020, and held for the six months ended September 30, 2020.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your variable account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line for each share class of each Fund within the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

Annual Report | September 30, 2020	24

RiverNorth Funds	Disclosure of Fund Expenses

September 30, 2020 (Unaudited)

	Beginning Account Value 04/01/2020	Ending Account Value 09/30/2020	Expense Ratio(a)	Expenses Paid During Period(b)
RiverNorth Core Opportunity Fund
Class I Shares
Actual	$1,000.00	$1,222.10	1.32%	$7.33
Hypothetical (5% return before expenses)	$1,000.00	$1,018.40	1.32%	$6.66
Class R Shares
Actual	$1,000.00	$1,220.30	1.57%	$8.71
Hypothetical (5% return before expenses)	$1,000.00	$1,017.15	1.57%	$7.92
RiverNorth/DoubleLine Strategic Income Fund
Class I Shares
Actual	$1,000.00	$1,103.90	0.87%	$4.58
Hypothetical (5% return before expenses)	$1,000.00	$1,020.65	0.87%	$4.39
Class R Shares
Actual	$1,000.00	$1,102.30	1.12%	$5.89
Hypothetical (5% return before expenses)	$1,000.00	$1,019.40	1.12%	$5.65
RiverNorth/Oaktree High Income Fund
Class I Shares
Actual	$1,000.00	$1,131.90	1.35%	$7.20
Hypothetical (5% return before expenses)	$1,000.00	$1,018.25	1.35%	$6.81
Class R Shares
Actual	$1,000.00	$1,130.70	1.60%	$8.52
Hypothetical (5% return before expenses)	$1,000.00	$1,017.00	1.60%	$8.07

(a)	Annualized, based on the Fund's most recent fiscal half-year expenses.

(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), then divided by 366. Note this expense example is typically based on a six-month period.

25	(888) 848-7569 | www.rivernorth.com

RiverNorth Core Opportunity Fund	Schedule of Investments

September 30, 2020

Shares/Description		Value
CLOSED-END FUNDS - 70.39%
389,131	Aberdeen Emerging Markets Equity Income Fund, Inc.	$2,521,569
321,366	Aberdeen Total Dynamic Dividend Fund	2,551,646
21,254	AllianzGI Convertible & Income 2024 Target Term Fund	187,035
62,109	Apollo Senior Floating Rate Fund, Inc.	796,237
69,090	Apollo Tactical Income Fund, Inc.	878,134
56,602	BlackRock Floating Rate Income Trust	635,641
11,870	BlackRock Global Opportunities Equity Trust	113,596
257,187	BlackRock Resources & Commodities Strategy Trust	1,530,263
87,879	BrandywineGLOBAL - Global Income Opportunities Fund, Inc.	1,011,487
138,825	Calamos Convertible Opportunities and Income Fund	1,527,075
179,717	Calamos Long/Short Equity & Dynamic Income Trust	2,612,187
50,973	Clough Global Equity Fund	571,407
257,067	Clough Global Opportunities Fund	2,401,006
208,862	Duff & Phelps Utility and Corporate Bond Trust, Inc.	1,927,796
166,024	Eaton Vance, Ltd. Duration Income Fund	1,877,731
86,772	First Trust Energy Income and Growth Fund	786,154
188,618	First Trust New Opportunities MLP & Energy Fund	679,025
95,596	Highland Global Allocation Fund	592,695
41,273	Highland Income Fund	354,535
45,839	Invesco Dynamic Credit Opportunities Fund	422,177
113,658	NexPoint Credit Strategies Fund	984,278
55,266	Nuveen AMT-Free Quality Municipal Income Fund	792,514
26,823	Nuveen California AMT-Free Quality Municipal Income Fund	409,587
27,628	Nuveen California Quality Municipal Income Fund	402,264
192,177	Nuveen Credit Strategies Income Fund	1,135,766
105,804	Nuveen Quality Municipal Income Fund	1,536,274
96,647	Pershing Square Holdings Ltd.	2,643,295
63,888	PGIM Global High Yield Fund, Inc.	846,516
207,035	Royce Global Value Trust, Inc.	2,542,390
198,450	Royce Micro-Cap Trust, Inc.	1,522,112
140,940	Royce Value Trust, Inc.	1,781,482
99,846	Source Capital, Inc.	3,679,325
598,339	Sprott Focus Trust, Inc.	3,560,117
89,083	Voya Emerging Markets High Income Dividend Equity Fund	588,839
553,017	Voya Global Equity Dividend and Premium Opportunity Fund	2,737,434
168,576	Voya International High Dividend Equity Income Fund	746,792
285,083	Western Asset Global High Income Fund, Inc.	2,748,200
60,083	Western Asset High Income Fund II, Inc.	384,531
190,642	Western Asset High Income Opportunity Fund, Inc.	934,146
32,214	Western Asset Managed Municipals Fund, Inc.	392,689

TOTAL CLOSED-END FUNDS
(Cost $56,982,427)		54,345,947

See Notes to Financial Statements.

Annual Report | September 30, 2020	26

RiverNorth Core Opportunity Fund	Schedule of Investments

September 30, 2020

Shares/Description		Value
BUSINESS DEVELOPMENT COMPANIES - 5.61%
130,725	Bain Capital Specialty Finance, Inc.	$1,333,395
157,820	Barings BDC, Inc.	1,262,560
40	Golub Capital BDC, Inc.	530
359,206	Oaktree Specialty Lending Corp.	1,738,557

TOTAL BUSINESS DEVELOPMENT COMPANIES
(Cost $4,584,761)		4,335,042

COMMON STOCKS - 1.82%
13,110	Agba Acquisition, Ltd.(a)	136,082
6,581	Amplitude Healthcare Acquisition Corp.(a)	65,314
29,944	Churchill Capital Corp. II(a)	315,910
25,000	Churchill Capital Corp. IV(a)	250,500
2,646	CIIG Merger Corp.(a)	26,513
9,077	Greenvision Acquisition Corp.(a)	91,133
1,323	Healthcare Merger Corp.(a)	13,429
9,409	InterPrivate Acquisition Corp.(a)	94,090
10,614	LIV Capital Acquisition Corp.(a)	104,548
10,753	Merida Merger Corp. I(a)	106,293
19,571	South Mountain Merger Corp.(a)	204,518

TOTAL COMMON STOCKS
(Cost $1,334,878)		1,408,330

EXCHANGE TRADED FUNDS - 0.86%
37,953	Invesco FTSE RAFI Emerging Markets Portfolio	666,075

TOTAL EXCHANGE TRADED FUNDS
(Cost $682,207)		666,075

PREFERRED STOCKS - 0.15%
4,687	First Eagle Alternative Capital BDC, Inc., 6.750%, 12/30/2022	115,741

TOTAL PREFERRED STOCKS
(Cost $95,109)		115,741

Shares/Description		Rate	Maturity	Value
BUSINESS DEVELOPMENT COMPANY NOTES - 1.96%
United States - 1.96%
4,420	Monroe Capital Corp.	5.75%	10/31/2023	108,466
23,090	PennantPark Investment Corp.	5.50%	10/15/2024	552,313
17,788	Portman Ridge Finance Corp.	6.13%	09/30/2022	438,652

See Notes to Financial Statements.

27	(888) 848-7569 | www.rivernorth.com

RiverNorth Core Opportunity Fund	Schedule of Investments

September 30, 2020

Shares/Description		Rate	Maturity	Value
16,590	TriplePoint Venture Growth BDC Corp.	5.75%	07/15/2022	$414,916

TOTAL BUSINESS DEVELOPMENT COMPANY NOTES
(Cost $1,460,567)				1,514,347

Principal Amount/Description		Rate	Maturity	Value
CONVERTIBLE CORPORATE BONDS - 3.55%
$848,323	BlackRock Capital Investment Corp.	5.00%	06/15/2022	837,364
190,456	BlackRock TCP Capital Corp.	4.63%	03/01/2022	191,410
500,000	Hercules Capital, Inc.	4.38%	02/01/2022	503,150
852,978	New Mountain Finance Corp.	5.75%	08/15/2023	857,286
338,000	Sixth Street Specialty Lending, Inc.	4.50%	08/01/2022	349,393

TOTAL CONVERTIBLE CORPORATE BONDS
(Cost $2,416,547)				2,738,603

Shares/Description		Value
Rights - 0.02%(a)
13,110	Agba Acquisition, Ltd., Strike Price 11.50, Expires 12/31/2049	3,015
35,274	Big Rock Partners Acquisition Corp., Strike Price 11.50, Expires 12/31/2049	7,224
9,077	Greenvision Acquisition Corp., Strike Price 11.50, Expires 10/28/2024	4,220

TOTAL RIGHTS
(Cost $17,962)		14,459

Warrants - 0.37%(a)
13,110	Agba Acquisition, Ltd., Strike Price 11.50, Expires 05/10/2024	4,195
3,290	Amplitude Healthcare Acquisition Corp., Strike Price 11.50, Expires 12/01/2026	3,685
17,637	Big Rock Partners Acquisition Corp., Strike Price 11.50, Expires 12/01/2022	4,587
17,648	Brooge Energy, Ltd., Strike Price 11.50, Expires 07/14/2023	8,824
9,981	Churchill Capital Corp. II, Strike Price 11.50, Expires 07/24/2024	21,793
1,323	CIIG Merger Corp., Strike Price 11.50, Expires 12/31/2026	1,138
9,037	Greenvision Acquisition Corp., Strike Price 11.50, Expires 10/28/2024	4,699
75,837	Hall of Fame Resort & Entertainment Co., Strike Price 11.50, Expires 07/01/2025	19,718
661	Healthcare Merger Corp., Strike Price 11.50, Expires 12/17/2021	1,183
4,704	InterPrivate Acquisition Corp., Strike Price 11.50, Expires 10/29/2024	3,834
653	Landcadia Holdings II, Inc., Strike Price 11.50, Expires 05/09/2026	2,867
24,617	Legacy Acquisition Corp., Strike Price 11.50, Expires 12/01/2022	13,170
20,922	Leisure Acquisition Corp., Strike Price 11.50, Expires 12/28/2022	9,835
12,752	LF Capital Acquisition Corp., Strike Price 11.50, Expires 06/28/2023	22,954
10,614	LIV Capital Acquisition Corp., Strike Price 11.50, Expires 01/10/2025	4,989

See Notes to Financial Statements.

Annual Report | September 30, 2020	28

RiverNorth Core Opportunity Fund	Schedule of Investments

September 30, 2020

Shares/Description		Value
5,376	Merida Merger Corp. I, Strike Price 11.50, Expires 11/07/2026	$2,796
55,077	Opes Acquisition Corp., Strike Price 11.50, Expires 01/16/2023	131,083
9,785	South Mountain Merger Corp., Strike Price 11.50, Expires 06/20/2024	13,699
19,178	Trident Acquisitions Corp., Strike Price 11.50, Expires 06/14/2021	7,059

TOTAL WARRANTS
(Cost $165,463)		282,108

SHORT-TERM INVESTMENTS - 15.71%
Money Market Fund - 15.71%
12,129,578	State Street Institutional Trust (7 Day Yield 0.02%)	12,129,578

TOTAL SHORT-TERM INVESTMENTS
(Cost $12,129,578)		12,129,578

TOTAL INVESTMENTS - 100.44%
(Cost $79,869,499)		$77,550,230
LIABILITIES IN EXCESS OF OTHER ASSETS - (0.44)%		(342,965)
NET ASSETS - 100.00%		$77,207,265

(a)	Non-income producing security.

See Notes to Financial Statements.

29	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2020

Shares/Description		Value
CLOSED-END FUNDS - 19.49%
311,477	Advent Convertible and Income Fund	$4,301,497
1,527,618	AllianceBernstein Global High Income Fund, Inc.	16,055,265
411,629	Ares Dynamic Credit Allocation Fund, Inc.	5,219,456
1,314,569	BlackRock Debt Strategies Fund, Inc.	13,066,816
398,716	BlackRock Floating Rate Income Strategies Fund, Inc.	4,585,234
156,284	BlackRock Multi-Sector Income Trust	2,466,162
954,907	BrandywineGLOBAL - Global Income Opportunities Fund, Inc.	10,990,980
539,062	Eaton Vance Floating-Rate Income Trust	6,404,057
2,609,031	Eaton Vance, Ltd. Duration Income Fund	29,508,141
716,639	First Trust High Income Long/Short Fund	9,975,615
1,071,903	First Trust Senior Floating Rate 2022 Target Term Fund	9,046,861
389,099	Highland Income Fund	3,342,360
1,387,928	Invesco Dynamic Credit Opportunities Fund	12,782,817
1,746,476	Invesco Senior Income Trust	6,392,102
1,335,239	Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.	7,423,929
321,315	Nuveen AMT-Free Quality Municipal Income Fund	4,607,657
2,499,497	Nuveen Credit Strategies Income Fund	14,772,027
460,740	Nuveen Dividend Advantage Municipal Income Fund	7,215,188
264,356	Nuveen Floating Rate Income Opportunity Fund	2,167,719
668,958	Nuveen Global High Income Fund	9,051,002
1,042,104	Nuveen Quality Municipal Income Fund	15,131,350
892,908	PGIM Global High Yield Fund, Inc.	11,831,031
718,549	PGIM High Yield Bond Fund, Inc.	9,923,162
670,579	Templeton Emerging Markets Income Fund	4,968,990
1,383,167	Templeton Global Income Fund	7,399,943
1,221,279	Western Asset Emerging Markets Debt Fund, Inc.	15,046,157
1,844,973	Western Asset Global High Income Fund, Inc.	17,785,540
1,151,239	Western Asset High Income Fund II, Inc.	7,367,930
6,905,381	Western Asset High Income Opportunity Fund, Inc.	33,836,367
136,297	Western Asset High Yield Defined Opportunity Fund, Inc.	1,912,247
4,395,937	Western Asset Inflation-Linked Opportunities & Income Fund	49,410,332

TOTAL CLOSED-END FUNDS
(Cost $361,559,941)		353,987,934

BUSINESS DEVELOPMENT COMPANIES - 0.20%
450,876	Barings BDC, Inc.	3,607,008
926	Golub Capital BDC, Inc.	12,260

TOTAL BUSINESS DEVELOPMENT COMPANIES
(Cost $4,520,588)		3,619,268

COMMON STOCKS - 0.00%(a)
12,164	Frontera Energy Corp.	19,584

See Notes to Financial Statements.

Annual Report | September 30, 2020	30

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2020

Shares/Description		Value
31,580	McDermott International, Ltd.(b)	$75,792

TOTAL COMMON STOCKS
(Cost $1,193,381)		95,376

OPEN-END FUNDS - 1.66%
3,318,436	RiverNorth/Oaktree High Income Fund, Class I(c)	30,155,295

TOTAL OPEN-END FUNDS
(Cost $31,819,493)		30,155,295

PREFERRED STOCKS - 1.69%
331,750	Allianzgi Convertible & Income Fund, Series A, 5.625%(d)	8,678,580
179,152	First Eagle Alternative Capital BDC, Inc., 6.750%, 12/30/2022	4,423,980
208,354	First Eagle Alternative Capital BDC, Inc., 6.125%, 10/30/2023	5,139,051
305,377	Hercules Capital, Inc., 5.250%, 04/30/2025	7,774,898
188,696	New Mountain Finance Corp., 5.750%, 10/01/2023	4,710,928

TOTAL PREFERRED STOCKS
(Cost $29,500,243)		30,727,437

Shares/Description		Rate	Maturity	Value
BUSINESS DEVELOPMENT COMPANY NOTES - 0.90%
United States - 0.90%
233,620	PennantPark Investment Corp.	5.50%	10/15/2024	5,588,190
194,239	Portman Ridge Finance Corp.	6.13%	09/30/2022	4,789,934
237,249	TriplePoint Venture Growth BDC Corp.	5.75%	07/15/2022	5,933,598

TOTAL BUSINESS DEVELOPMENT COMPANY NOTES
(Cost $16,423,552)				16,311,722

Principal Amount/Description		Rate	Maturity	Value
FOREIGN CORPORATE BONDS - 4.59%
Argentina - 0.08%
$150,000	AES Argentina Generacion SA(e)	7.75%	02/02/2024	$104,905
600,000	Banco Macro SA(e)(f)	6.75%	11/04/2026	460,506
150,000	Capex SA(e)	6.88%	05/15/2024	126,677
150,000	Pampa Energia SA(g)	9.13%	04/15/2029	117,591
450,000	Pampa Energia SA(e)	9.13%	04/15/2029	352,773
575,629	Stoneway Capital Corp.(e)(h)	10.00%	03/01/2027	247,526
				1,409,978
Australia - 0.18%
1,000,000	APT Pipelines, Ltd.(g)	4.25%	07/15/2027	1,131,720

See Notes to Financial Statements.

31	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2020

Principal Amount/Description		Rate	Maturity	Value
$475,000	Commonwealth Bank of Australia(g)	4.32%	01/10/2048	$580,281
530,000	Macquarie Group, Ltd.(f)(g)	3M US L + 1.33%	03/27/2024	568,580
500,000	Sydney Airport Finance Co. Pty, Ltd.(g)	3.38%	04/30/2025	529,187
500,000	Sydney Airport Finance Co. Pty, Ltd.(g)	3.63%	04/28/2026	540,720
				3,350,488
Bermuda - 0.02%
400,000	Ooredoo International Finance, Ltd.(e)	3.25%	02/21/2023	418,920
Brazil - 0.18%
400,000	Banco do Brasil SA(d)(e)(f)	6.25%	Perpetual Maturity	375,750
400,000	CSN Islands XI Corp.(g)	6.75%	01/28/2028	384,780
1,050,000	CSN Islands XII Corp.(d)(e)	7.00%	Perpetual Maturity	920,073
200,000	Globo Comunicacao e Participacoes SA(g)	4.88%	01/22/2030	197,730
950,000	Oi SA(i)	10.00% (4.00%)	07/27/2025	920,313
550,000	Unigel Luxembourg SA(e)	8.75%	10/01/2026	534,880
				3,333,526
British Virgin Islands - 0.13%
400,000	C10 Capital SPV, Ltd.(d)(e)(f)	3M US L + 4.71%	Perpetual Maturity	354,400
200,000	C5 Capital SPV, Ltd.(d)(e)(f)	3M US L + 4.28%	Perpetual Maturity	166,000
200,000	CNPC Global Capital, Ltd.	1.13%	06/23/2023	199,980
400,000	CNPC Global Capital, Ltd.	1.35%	06/23/2025	401,234
800,000	Radiant Access, Ltd.(d)	4.60%	Perpetual Maturity	802,596
200,000	State Grid Overseas Investment 2013, Ltd.(e)	3.13%	05/22/2023	210,813
200,000	State Grid Overseas Investment 2016, Ltd.(e)	3.75%	05/02/2023	214,183
				2,349,206
Canada - 0.29%
405,000	Bank of Montreal(f)	3.80%	12/15/2032	451,502
355,000	Bank of Nova Scotia	1.63%	05/01/2023	364,333
140,000	Bombardier, Inc.(g)	6.00%	10/15/2022	130,025
300,000	Canacol Energy, Ltd.(e)	7.25%	05/03/2025	308,816
270,000	CCL Industries, Inc.(g)	3.05%	06/01/2030	288,590
85,000	Cenovus Energy, Inc.	5.38%	07/15/2025	81,910
165,000	Garda World Security Corp.(g)	8.75%	05/15/2025	167,164
130,000	GFL Environmental, Inc.(g)	3.75%	08/01/2025	129,919

See Notes to Financial Statements.

Annual Report | September 30, 2020	32

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2020

Principal Amount/Description		Rate	Maturity	Value
$185,000	GFL Environmental, Inc.(g)	5.13%	12/15/2026	$192,649
72,000	GFL Environmental, Inc.(g)	8.50%	05/01/2027	78,255
600,000	Gran Tierra Energy, Inc.(g)	7.75%	05/23/2027	209,631
175,000	Kronos Acquisition Holdings, Inc.(g)	9.00%	08/15/2023	177,844
205,000	Mattamy Group Corp.(g)	4.63%	03/01/2030	207,936
265,000	MEG Energy Corp.(g)	7.13%	02/01/2027	238,322
400,000	MEGlobal Canada ULC(g)	5.00%	05/18/2025	433,086
470,000	Nutrien, Ltd.	4.20%	04/01/2029	559,062
185,000	Parkland Corp.(g)	5.88%	07/15/2027	194,828
55,000	Telesat Canada / Telesat LLC(g)	6.50%	10/15/2027	55,473
175,000	Tervita Corp.(g)	7.63%	12/01/2021	160,180
750,000	TransCanada PipeLines, Ltd.	4.25%	05/15/2028	867,137
				5,296,662
Cayman Islands - 0.31%
600,000	Banco BTG Pactual SA(e)(f)	7.75%	02/15/2029	620,250
200,000	Banco Mercantil del Norte SA/Grand Cayman(d)(f)(g)	7.50%	Perpetual Maturity	197,328
950,000	Banco Mercantil del Norte SA/Grand Cayman(d)(e)(f)	7.63%	Perpetual Maturity	949,430
300,000	Banco Mercantil del Norte SA/Grand Cayman(d)(e)(f)	10Y US TI + 5.47%	Perpetual Maturity	295,992
1,000,000	CK Hutchison Capital Securities 17, Ltd.(d)(e)(f)	4.00%	Perpetual Maturity	1,019,250
160,618	Global Aircraft Leasing Co., Ltd.(g)(i)	6.50% (7.25%)	09/15/2024	90,147
624,000	Gran Tierra Energy International Holdings, Ltd.(e)	6.25%	02/15/2025	215,093
783,651	Interoceanica IV Finance, Ltd.(e)(j)	0.00%	11/30/2025	733,693
700,000	Itau Unibanco Holding SA Island(d)(f)(g)	4.63%	Perpetual Maturity	613,200
200,000	Latam Finance, Ltd.(g)(h)	7.00%	03/01/2026	74,500
200,000	Latam Finance, Ltd.(e)(h)	6.88%	04/11/2024	74,500
900,000	Latam Finance, Ltd.(e)(h)	7.00%	03/01/2026	335,250
159,664	Lima Metro Line 2 Finance, Ltd.(g)	5.88%	07/05/2034	195,039
210,000	Transocean Poseidon, Ltd.(g)	6.88%	02/01/2027	169,050
				5,582,722
Chile - 0.31%
600,000	AES Gener SA(f)(g)	6.35%	10/07/2079	606,375
200,000	AES Gener SA(e)(f)	7.13%	03/26/2079	204,806
400,000	AES Gener SA(e)(f)	6.35%	10/07/2079	404,250
900,000	Empresa de Transporte de Pasajeros Metro SA(g)	5.00%	01/25/2047	1,126,615
1,000,000	Empresa Electrica Guacolda SA(e)	4.56%	04/30/2025	822,615
1,200,000	Geopark, Ltd.(e)	6.50%	09/21/2024	1,132,800
450,000	GNL Quintero SA(e)	4.63%	07/31/2029	482,648

See Notes to Financial Statements.

33	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2020

Principal Amount/Description		Rate	Maturity	Value
$750,000	Transelec SA(e)	3.88%	01/12/2029	$821,295
				5,601,404
China - 0.35%
200,000	Agile Group Holdings, Ltd.(d)(f)	6.88%	Perpetual Maturity	200,990
300,000	Agile Group Holdings, Ltd.(d)(f)	7.88%	Perpetual Maturity	305,039
295,000	Agile Group Holdings, Ltd.(d)(f)	7.75%	Perpetual Maturity	297,198
200,000	Baidu, Inc.	3.43%	04/07/2030	220,802
200,000	Central China Real Estate, Ltd.	7.25%	04/24/2023	200,500
700,000	Central China Real Estate, Ltd.	7.25%	07/16/2024	683,438
750,000	CIFI Holdings Group Co., Ltd.(d)(f)	5.38%	Perpetual Maturity	744,375
200,000	ENN Energy Holdings, Ltd.	3.25%	07/24/2022	205,779
400,000	JD.com, Inc.	3.38%	01/14/2030	433,933
400,000	Ronshine China Holdings, Ltd.	7.35%	12/15/2023	391,027
600,000	Ronshine China Holdings, Ltd.	6.75%	08/05/2024	565,500
650,000	Sinopec Group Overseas Development 2018, Ltd.(g)	2.70%	05/13/2030	684,395
500,000	Tencent Holdings, Ltd.(g)	2.39%	06/03/2030	508,940
350,000	Yuzhou Group Holdings Co., Ltd.	8.30%	05/27/2025	353,961
600,000	Yuzhou Group Holdings Co., Ltd.	7.38%	01/13/2026	577,484
				6,373,361
Colombia - 0.11%
350,000	Credivalores-Crediservicios SAS(g)	8.88%	02/07/2025	244,125
200,000	Credivalores-Crediservicios SAS(e)	9.75%	07/27/2022	151,203
400,000	Credivalores-Crediservicios SAS(e)	8.88%	02/07/2025	279,000
150,000	Gilex Holding Sarl(g)	8.50%	05/02/2023	152,907
750,000	Gilex Holding Sarl(e)	8.50%	05/02/2023	764,539
400,000	Tecnoglass, Inc.(e)	8.20%	01/31/2022	415,410
				2,007,184
Dominican Republic - 0.05%
600,000	Aeropuertos Dominicanos Siglo XXI SA(e)	6.75%	03/30/2029	560,136
300,000	Banco de Reservas de la Republica Dominicana(g)	7.00%	02/01/2023	308,253
				868,389
France - 0.03%
525,000	BNP Paribas SA(f)(g)	1D US SOFR + 1.507%	01/13/2031	564,595

Great Britain - 0.22%
510,000	Anglo American Capital PLC(g)	4.50%	03/15/2028	583,843
565,000	Barclays PLC(f)	3M US L + 1.38%	05/16/2024	566,830

See Notes to Financial Statements.

Annual Report | September 30, 2020	34

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2020

Principal Amount/Description		Rate	Maturity	Value
$510,000	Credit Agricole SA/London(g)	3.75%	04/24/2023	$547,710
930,000	HSBC Holdings PLC(f)	3M US L + 1.38%	09/12/2026	921,932
350,000	Imperial Brands Finance PLC(g)	3.50%	07/26/2026	379,138
530,000	Lloyds Banking Group PLC(f)	3M US L + 1.21%	11/07/2028	580,724
450,000	Vedanta Resources Finance II PLC(g)	9.25%	04/23/2026	338,850
200,000	Vedanta Resources Finance II PLC(e)	9.25%	04/23/2026	150,600
				4,069,627
Guatemala - 0.02%
300,000	Energuate Trust(e)	5.88%	05/03/2027	310,969

Hong Kong - 0.15%
1,000,000	Bangkok Bank PCL(d)(f)(g)	5Y US TI + 4.729%	Perpetual Maturity	1,002,960
200,000	CNAC HK Finbridge Co., Ltd.	3.38%	06/19/2024	208,170
200,000	CNOOC Finance 2012, Ltd.(e)	3.88%	05/02/2022	208,850
400,000	CNOOC Finance 2013, Ltd.	3.00%	05/09/2023	419,736
600,000	RKP Overseas Finance, Ltd.(d)	7.95%	Perpetual Maturity	586,810
400,000	RKPF Overseas, Ltd.(d)(f)	7.75%	Perpetual Maturity	390,200
				2,816,726
India - 0.13%
200,000	Adani Ports & Special Economic Zone, Ltd.(e)	3.95%	01/19/2022	204,223
200,000	Indian Oil Corp., Ltd.	5.75%	08/01/2023	218,621
650,000	Network i2i, Ltd.(d)(f)(g)	5.65%	Perpetual Maturity	653,250
650,000	Reliance Industries, Ltd.(e)	5.40%	02/14/2022	685,261
800,000	Vedanta Resources, Ltd.(e)	6.13%	08/09/2024	566,553
				2,327,908
Indonesia - 0.15%
1,000,000	Bayan Resources Tbk PT(e)	6.13%	01/24/2023	948,020
1,000,000	Perusahaan Perseroan Persero PT Perusahaan Listrik Negara(e)	5.50%	11/22/2021	1,050,875
589,550	Star Energy Geothermal Wayang Windu, Ltd.(e)	6.75%	04/24/2033	650,653
				2,649,548
Ireland - 0.11%
760,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.50%	01/15/2025	740,634
600,000	C&W Senior Financing DAC(e)	6.88%	09/15/2027	624,795
640,000	Shire Acquisitions Investments Ireland DAC	2.88%	09/23/2023	679,686
				2,045,115

See Notes to Financial Statements.

35	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2020

Principal Amount/Description		Rate	Maturity	Value
Israel - 0.08%
$100,000	Delek & Avner Tamar Bond, Ltd.(g)	5.08%	12/30/2023	$101,809
100,000	Delek & Avner Tamar Bond, Ltd.(g)	5.41%	12/30/2025	101,807
1,100,000	Israel Electric Corp., Ltd.(g)	5.00%	11/12/2024	1,241,510
				1,445,126
Jamaica - 0.00%(a)
61,466	Digicel Group 0.5, Ltd.(g)(i)	8.00% (8.00%)	04/01/2025	21,820

Japan - 0.09%
570,000	Mitsubishi UFJ Financial Group, Inc.	1.41%	07/17/2025	577,966
975,000	Sumitomo Mitsui Financial Group, Inc.(f)	3M US L + 0.74%	01/17/2023	979,722
				1,557,688
Luxembourg - 0.06%
400,000	JSL Europe SA(e)	7.75%	07/26/2024	413,500
550,000	Millicom International Cellular SA(e)	6.25%	03/25/2029	588,398
140,000	Schlumberger Investment SA	2.65%	06/26/2030	141,972
				1,143,870
Malaysia - 0.05%
200,000	CIMB Bank Bhd(f)	3M US L + 0.78%	10/09/2024	199,051
400,000	Malayan Banking Bhd(f)	3.91%	10/29/2026	408,566
200,000	TNB Global Ventures Capital Bhd	3.24%	10/19/2026	215,516
				823,133
Mauritius - 0.07%
900,000	UPL Corp., Ltd.(d)(f)	5.25%	Perpetual Maturity	851,490
400,000	UPL Corp., Ltd.(e)	3.25%	10/13/2021	405,478
				1,256,968
Mexico - 0.40%
700,000	Alpha Holding SA de CV(g)	9.00%	02/10/2025	533,050
200,000	Alpha Holding SA de CV(e)	9.00%	02/10/2025	152,300
500,000	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand(d)(f)	8.50%	Perpetual Maturity	516,300
650,000	BBVA Bancomer SA(e)(f)	5.13%	01/18/2033	626,697
350,000	Braskem Idesa SAPI(g)	7.45%	11/15/2029	329,966
300,000	Braskem Idesa SAPI(e)	7.45%	11/15/2029	282,828
500,000	Credito Real SAB de CV SOFOM ER(e)	9.50%	02/07/2026	481,375
1,200,000	Credito Real SAB de CV SOFOM ER(d)(e)(f)	9.13%	Perpetual Maturity	915,012
301,619	Fermaca Enterprises S RL(e)	6.38%	03/30/2038	325,749
800,000	Mexarrend SAPI de CV(g)	10.25%	07/24/2024	593,000
200,000	Mexarrend SAPI de CV(e)	10.25%	07/24/2024	148,250
750,000	Operadora de Servicios Mega SA de CV Sofom ER(g)	8.25%	02/11/2025	691,406

See Notes to Financial Statements.

Annual Report | September 30, 2020	36

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2020

Principal Amount/Description		Rate	Maturity	Value
$600,000	TV Azteca SAB de CV	8.25%	08/09/2024	$375,687
200,000	Unifin Financiera SAB de CV(e)	7.38%	02/12/2026	161,002
200,000	Unifin Financiera SAB de CV(e)	8.38%	01/27/2028	162,980
1,400,000	Unifin Financiera SAB de CV(d)(e)(f)	8.88%	Perpetual Maturity	976,500
				7,272,102
Netherlands - 0.27%
400,000	AES Andres BV / Dominican Power Partners / Empresa Generadora de Electricidad It(g)	7.95%	05/11/2026	408,004
945,000	AES Andres BV / Dominican Power Partners / Empresa Generadora de Electricidad It(e)	7.95%	05/11/2026	963,909
200,000	Ajecorp BV(e)	6.50%	05/14/2022	198,703
300,000	Braskem Netherlands Finance BV(f)(g)	5Y US TI + 8.22%	01/23/2081	301,690
950,000	Braskem Netherlands Finance BV(e)	5.88%	01/31/2050	875,435
256,500	Indo Energy Finance II BV(e)	6.38%	01/24/2023	250,715
800,000	Metinvest BV(e)	7.75%	10/17/2029	767,000
235,000	NXP BV / NXP Funding LLC / NXP USA, Inc.(g)	3.88%	06/18/2026	263,674
600,000	Petrobras Global Finance BV	6.90%	03/19/2049	668,160
200,000	Syngenta Finance NV	4.38%	03/28/2042	194,066
				4,891,356
New Zealand - 0.03%
520,000	Bank of New Zealand(g)	3.50%	02/20/2024	566,909

Panama - 0.03%
200,000	AES Panama Generation Holdings SRL(g)	4.38%	05/31/2030	205,950
150,000	Banco de Credito del Peru/Panama(e)(f)	7.043% - 3M US L	04/24/2027	158,625
200,000	Multibank, Inc.(e)	4.38%	11/09/2022	203,803
				568,378
Peru - 0.14%
100,000	Banco BBVA Peru SA(e)	5.00%	08/26/2022	107,101
200,000	Banco de Credito del Peru(f)(g)	3.13%	07/01/2030	200,976
300,000	Camposol SA(g)	6.00%	02/03/2027	308,157
750,000	Hunt Oil Co. of Peru LLC Sucursal Del Peru(e)	6.38%	06/01/2028	750,938
1,450,000	Peru LNG Srl(e)	5.38%	03/22/2030	1,115,775
				2,482,947
Philippines - 0.06%
600,000	BDO Unibank, Inc.	2.95%	03/06/2023	623,983

See Notes to Financial Statements.

37	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2020

Principal Amount/Description		Rate	Maturity	Value
$400,000	Union Bank of the Philippines	3.37%	11/29/2022	$416,538
				1,040,521
Singapore - 0.33%
715,000	BOC Aviation, Ltd.(f)(g)	3M US L + 1.13%	09/26/2023	701,140
800,000	DBS Group Holdings, Ltd.(d)(f)	3.60%	Perpetual Maturity	801,000
800,000	Indika Energy Capital III Pte, Ltd.(e)	5.88%	11/09/2024	720,000
400,000	Medco Bell Pte, Ltd.(g)	6.38%	01/30/2027	346,000
600,000	Medco Oak Tree Pte, Ltd.(e)	7.38%	05/14/2026	578,128
400,000	ONGC Videsh Vankorneft Pte, Ltd.	2.88%	01/27/2022	403,694
200,000	ONGC Videsh Vankorneft Pte, Ltd.	3.75%	07/27/2026	208,571
700,000	Oversea-Chinese Banking Corp., Ltd.(f)(g)	5Y US TI + 1.58%	09/10/2030	699,109
200,000	PSA Treasury Pte, Ltd.	2.13%	09/05/2029	208,868
350,000	Temasek Financial I, Ltd.(g)	1.00%	10/06/2030	345,431
400,000	United Overseas Bank, Ltd.(f)	2.88%	03/08/2027	407,406
500,000	United Overseas Bank, Ltd.(d)(f)	3.88%	Perpetual Maturity	514,025
				5,933,372
South Korea - 0.05%
200,000	Korea East-West Power Co., Ltd.(g)	1.75%	05/06/2025	206,863
200,000	NongHyup Bank(g)	1.25%	07/20/2025	202,161
200,000	POSCO(e)	2.38%	11/12/2022	205,058
200,000	POSCO(e)	2.38%	01/17/2023	205,121
				819,203
Spain - 0.03%
600,000	Banco Santander SA(f)	3M US L + 1.09%	02/23/2023	601,588

Switzerland - 0.06%
500,000	Credit Suisse Group AG(f)(g)	3M US L + 1.24%	06/12/2024	504,295
650,000	Walnut Bidco PLC(e)	9.13%	08/01/2024	668,804
				1,173,099
Thailand - 0.01%
200,000	PTTEP Treasury Center Co., Ltd.(g)	2.59%	06/10/2027	207,218

Trinidad and Tobago - 0.01%
200,000	Telecommunications Services of Trinidad & Tobago, Ltd.(e)	8.88%	10/18/2029	198,750

TOTAL FOREIGN CORPORATE BONDS
(Cost $84,043,469)				83,380,376

See Notes to Financial Statements.

Annual Report | September 30, 2020	38

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2020

Principal Amount/Description		Rate	Maturity	Value
U.S. CORPORATE BONDS - 5.52%
Advertising - 0.03%
$460,000	Interpublic Group of Cos., Inc.	5.40%	10/01/2048	$542,540
Aerospace & Defense - 0.01%
220,000	TransDigm, Inc.(g)	6.25%	09/18/2023	230,957
Aerospace/Defense - 0.13%
405,000	Lockheed Martin Corp.	4.70%	05/15/2046	552,087
350,000	Northrop Grumman Corp.	5.15%	05/01/2040	471,233
30,000	TransDigm, Inc.(g)	8.00%	12/15/2025	32,655
75,000	TransDigm, Inc.	6.38%	06/15/2026	75,469
135,000	TransDigm, Inc.	5.50%	11/15/2027	129,998
1,115,000	Triumph Group, Inc.(g)	6.25%	09/15/2024	951,117
370,000	Triumph Group, Inc.	7.75%	08/15/2025	238,650
				2,451,209
Agriculture - 0.10%
495,000	Altria Group, Inc.	4.80%	02/14/2029	587,840
820,000	BAT Capital Corp.	3.46%	09/06/2029	874,224
321,693	Pyxus Holdings, Inc.	10.00%	08/24/2024	281,481
				1,743,545
Airlines - 0.29%
60,000	Delta Air Lines, Inc. / SkyMiles IP, Ltd.(g)	4.75%	10/20/2028	62,339
3,000,000	JetBlue 2019-1 Class B Pass Through Trust	8.00%	11/15/2027	3,113,079
150,000	Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets, Ltd.(g)	6.50%	06/20/2027	156,563
305,000	Southwest Airlines Co.	4.75%	05/04/2023	325,976
1,683,560	US Airways 2012-2 Class B Pass Through Trust	6.75%	06/03/2021	1,578,338
				5,236,295
Apparel - 0.02%
310,000	William Carter Co.(g)	5.50%	05/15/2025	325,306
Auto Manufacturers - 0.12%
110,000	Ford Motor Co.	9.00%	04/22/2025	126,258
200,000	Ford Motor Credit Co. LLC	4.39%	01/08/2026	198,000
865,000	General Motors Financial Co., Inc.(f)	3M US L + 0.99%	01/05/2023	855,958
25,000	General Motors Financial Co., Inc.	3.95%	04/13/2024	26,468
560,000	Hyundai Capital America(g)	2.65%	02/10/2025	577,742
55,000	Hyundai Capital America(g)	1.80%	10/15/2025	54,762
355,000	Volkswagen Group of America Finance LLC(g)	4.25%	11/13/2023	390,440
				2,229,628

See Notes to Financial Statements.

39	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2020

Principal Amount/Description		Rate	Maturity	Value
Auto Parts & Equipment - 0.01%
$105,000	Clarios Global LP / Clarios US Finance Co.(g)	6.25%	05/15/2026	$110,295
Banks - 0.22%
525,000	Bank of America Corp.(f)	3M US L + 1.21%	02/07/2030	611,020
300,000	BBVA Bancomer SA(e)(f)	5.40%	11/12/2029	298,500
955,000	Citigroup, Inc.(f)	3M US L + 1.10%	05/17/2024	963,772
720,000	Goldman Sachs Group, Inc.(f)	3M US L + 1.17%	05/15/2026	727,649
350,000	JPMorgan Chase & Co.(f)	1D US SOFR + 2.04%	04/22/2031	373,490
500,000	Morgan Stanley(f)	3M US L + 1.34%	07/22/2028	563,093
245,000	Wells Fargo & Co.(f)	3M US L + 1.17%	06/17/2027	266,213
265,000	Wells Fargo & Co.(f)	3M US L + 1.17%	10/30/2030	283,105
				4,086,842
Beverages - 0.07%
550,000	Anheuser-Busch InBev Worldwide, Inc.	4.60%	04/15/2048	656,626
250,000	Constellation Brands, Inc.	3.15%	08/01/2029	273,387
35,000	Constellation Brands, Inc.	2.88%	05/01/2030	37,874
200,000	Keurig Dr Pepper, Inc.	3.80%	05/01/2050	230,411
				1,198,298
Biotechnology - 0.02%
325,000	Royalty Pharma PLC(g)	3.30%	09/02/2040	319,569
Building Materials - 0.06%
180,000	Builders FirstSource, Inc.(g)	6.75%	06/01/2027	193,050
360,000	Carrier Global Corp.(g)	3.38%	04/05/2040	377,057
130,000	Griffon Corp.	5.75%	03/01/2028	136,010
275,000	Owens Corning	4.40%	01/30/2048	307,129
				1,013,246
Chemicals - 0.11%
215,000	DuPont de Nemours, Inc.	5.42%	11/15/2048	288,443
780,000	Illuminate Buyer LLC / Illuminate Holdings IV, Inc.(g)	9.00%	07/01/2028	837,525
700,000	Sasol Financing USA LLC	5.88%	03/27/2024	677,250
200,000	Sasol Financing USA LLC	6.50%	09/27/2028	189,960
				1,993,178
Coal - 0.01%
110,000	Peabody Energy Corp.(g)	6.00%	03/31/2022	64,900
160,000	SunCoke Energy Partners LP / SunCoke Energy Partners Finance Corp.(g)	7.50%	06/15/2025	144,723
				209,623
Commercial Services - 0.08%
90,000	Allied Universal Holdco LLC / Allied Universal Finance Corp.(g)	6.63%	07/15/2026	95,962

See Notes to Financial Statements.

Annual Report | September 30, 2020	40

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2020

Principal Amount/Description		Rate	Maturity	Value
$175,000	Allied Universal Holdco LLC / Allied Universal Finance Corp.(g)	9.75%	07/15/2027	$190,445
80,000	Jaguar Holding Co. II / PPD Development LP(g)	5.00%	06/15/2028	83,600
195,000	MPH Acquisition Holdings LLC(g)	7.13%	06/01/2024	200,606
150,000	Prime Security Services Borrower LLC / Prime Finance, Inc.(g)	3.38%	08/31/2027	144,469
335,000	Sabre GLBL, Inc.(g)	7.38%	09/01/2025	338,853
160,000	United Rentals North America, Inc.	5.25%	01/15/2030	174,900
197,000	Verscend Escrow Corp.(g)	9.75%	08/15/2026	214,689
				1,443,524
Computers - 0.14%
545,000	Apple, Inc.	4.65%	02/23/2046	761,393
515,000	Dell International LLC / EMC Corp.(g)	6.10%	07/15/2027	608,787
780,000	Flexential Intermediate Corp.(g)	11.25%	08/01/2024	798,037
305,000	NetApp, Inc.	1.88%	06/22/2025	316,483
				2,484,700
Distribution/Wholesale - 0.01%
160,000	Performance Food Group, Inc.(g)	5.50%	10/15/2027	165,093
Diversified Financial Services - 0.23%
563,000	Air Lease Corp.	3.75%	02/01/2022	574,553
220,000	Capital One Financial Corp.(f)	3M US L + 0.72%	01/30/2023	220,186
515,000	Charles Schwab Corp.	3.55%	02/01/2024	563,133
1,055,000	Discover Financial Services	4.10%	02/09/2027	1,170,393
105,000	Nationstar Mortgage Holdings, Inc.(g)	5.50%	08/15/2028	105,066
95,000	Navient Corp.	5.00%	03/15/2027	89,339
95,000	NFP Corp.(g)	6.88%	08/15/2028	96,149
165,000	OneMain Finance Corp.	6.63%	01/15/2028	183,396
105,000	PennyMac Financial Services, Inc.(g)	5.38%	10/15/2025	106,444
745,000	Synchrony Financial	3.95%	12/01/2027	801,798
235,000	Tempo Acquisition LLC / Tempo Acquisition Finance Corp.(g)	6.75%	06/01/2025	240,284
				4,150,741
Electric - 0.44%
210,000	Arizona Public Service Co.	3.35%	05/15/2050	231,390
155,000	Calpine Corp.(g)	5.13%	03/15/2028	160,644
35,000	Calpine Corp.(g)	4.63%	02/01/2029	35,022
360,000	Duke Energy Corp.	3.95%	08/15/2047	425,389
360,000	Duke Energy Progress LLC	4.15%	12/01/2044	449,058
175,000	Entergy Corp.	2.80%	06/15/2030	189,894
325,000	Eversource Energy	1.65%	08/15/2030	324,381
105,000	FirstEnergy Corp.	2.25%	09/01/2030	102,800
240,000	General Electric Co.	5.88%	01/14/2038	280,359

See Notes to Financial Statements.

41	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2020

Principal Amount/Description		Rate	Maturity	Value
$715,000	Georgia Power Co.	2.20%	09/15/2024	$754,572
1,100,000	ITC Holdings Corp.	3.25%	06/30/2026	1,229,769
275,000	Monongahela Power Co.(g)	5.40%	12/15/2043	387,495
300,000	NextEra Energy Capital Holdings, Inc.	3.55%	05/01/2027	338,522
500,000	NextEra Energy Capital Holdings, Inc.	2.25%	06/01/2030	521,676
550,000	Oncor Electric Delivery Co. LLC	3.10%	09/15/2049	605,043
65,000	PG&E Corp.	5.00%	07/01/2028	63,136
115,000	Pike Corp.(g)	5.50%	09/01/2028	116,071
370,000	Pinnacle West Capital Corp.	1.30%	06/15/2025	375,958
255,000	PSEG Power LLC	3.85%	06/01/2023	274,541
1,000,000	Virginia Electric and Power Co.	3.50%	03/15/2027	1,139,197
				8,004,917
Electrical Components & Equipment - 0.01%
175,000	Energizer Holdings, Inc.(g)	4.75%	06/15/2028	181,335
Electronics - 0.05%
265,000	Arrow Electronics, Inc.	3.88%	01/12/2028	295,006
650,000	Roper Technologies, Inc.	1.75%	02/15/2031	649,297
				944,303
Engineering & Construction - 0.02%
400,000	SBA Tower Trust(g)	3.17%	04/11/2022	405,194
Entertainment - 0.08%
160,000	Caesars Entertainment, Inc.(g)	6.25%	07/01/2025	167,001
150,000	Cedar Fair LP	5.25%	07/15/2029	142,660
210,000	Lions Gate Capital Holdings LLC(g)	6.38%	02/01/2024	208,554
150,000	Live Nation Entertainment, Inc.(g)	6.50%	05/15/2027	162,078
220,000	Live Nation Entertainment, Inc.(g)	4.75%	10/15/2027	206,388
135,000	Scientific Games International, Inc.(g)	7.25%	11/15/2029	137,253
305,000	Six Flags Theme Parks, Inc.(g)	7.00%	07/01/2025	325,016
180,000	Twin River Worldwide Holdings, Inc.(g)	6.75%	06/01/2027	179,640
				1,528,590
Food - 0.18%
100,000	Albertsons Cos. Inc / Safeway, Inc. / New Albertsons LP / Albertsons LLC(g)	3.50%	03/15/2029	97,250
100,000	B&G Foods, Inc.	5.25%	04/01/2025	102,850
80,000	B&G Foods, Inc.	5.25%	09/15/2027	83,541
185,000	Campbell Soup Co.	2.38%	04/24/2030	192,563
20,000	JBS USA LUX SA / JBS USA Finance, Inc.(g)	5.88%	07/15/2024	20,414
25,000	JBS USA LUX SA / JBS USA Finance, Inc.(g)	5.75%	06/15/2025	25,833

See Notes to Financial Statements.

Annual Report | September 30, 2020	42

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2020

Principal Amount/Description		Rate	Maturity	Value
$230,000	JBS USA LUX SA / JBS USA Finance, Inc.(g)	6.75%	02/15/2028	$250,403
75,000	Kraft Heinz Foods Co.	5.00%	07/15/2035	86,469
205,000	Kraft Heinz Foods Co.	5.20%	07/15/2045	224,343
275,000	Kroger Co.	3.40%	04/15/2022	285,334
210,000	Mondelez International, Inc.	1.50%	05/04/2025	215,785
335,000	Mondelez International, Inc.	1.88%	10/15/2032	334,287
130,000	Pilgrim's Pride Corp.(g)	5.88%	09/30/2027	134,388
180,000	Post Holdings, Inc.(g)	4.63%	04/15/2030	185,400
554,000	Smithfield Foods, Inc.(g)	4.25%	02/01/2027	606,195
495,000	Sysco Corp.	3.30%	02/15/2050	473,949
25,000	US Foods, Inc.(g)	6.25%	04/15/2025	26,502
				3,345,506
Healthcare-Products - 0.04%
145,000	Ortho-Clinical Diagnostics, Inc. / Ortho-Clinical Diagnostics SA(g)	7.38%	06/01/2025	147,447
505,000	Ortho-Clinical Diagnostics, Inc. / Ortho-Clinical Diagnostics SA(g)	7.25%	02/01/2028	526,147
				673,594
Healthcare-Services - 0.12%
265,000	Anthem, Inc.	2.38%	01/15/2025	281,795
85,000	Centene Corp.	3.00%	10/15/2030	86,700
120,000	HCA, Inc.	4.13%	06/15/2029	135,735
85,000	Health Care Service Corp. A Mutual Legal Reserve Co.(g)	3.20%	06/01/2050	88,396
85,000	LifePoint Health, Inc.(g)	6.75%	04/15/2025	89,675
145,000	LifePoint Health, Inc.(g)	4.38%	02/15/2027	145,544
935,000	Radiology Partners, Inc.(g)	9.25%	02/01/2028	974,737
155,000	Select Medical Corp.(g)	6.25%	08/15/2026	161,439
205,000	West Street Merger Sub, Inc.(g)	6.38%	09/01/2025	209,569
				2,173,590
Insurance - 0.15%
125,000	Alliant Holdings Intermediate LLC / Alliant Holdings Co.-Issuer(g)	6.75%	10/15/2027	131,351
620,000	Athene Global Funding(g)	3.00%	07/01/2022	640,438
785,000	Equitable Holdings, Inc.	3.90%	04/20/2023	843,789
160,000	GTCR AP Finance, Inc.(g)	8.00%	05/15/2027	170,100
340,000	Prudential Financial, Inc.	3.91%	12/07/2047	378,068
485,000	Willis North America, Inc.	4.50%	09/15/2028	578,657
				2,742,403
Internet - 0.05%
350,000	Expedia Group, Inc.	3.80%	02/15/2028	352,707
125,000	Uber Technologies, Inc.(g)	7.50%	09/15/2027	133,594
500,000	Uber Technologies, Inc.(g)	6.25%	01/15/2028	514,063
				1,000,364

See Notes to Financial Statements.

43	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2020

Principal Amount/Description		Rate	Maturity	Value
Investment Companies - 0.56%
$5,000,000	Business Development Corp. of America(g)	5.38%	05/30/2023	$4,929,636
5,000,000	FS KKR Capital Corp.	4.75%	05/15/2022	5,069,733
180,000	Icahn Enterprises LP / Icahn Enterprises Finance Corp.	5.25%	05/15/2027	188,086
				10,187,455
Leisure Time - 0.02%
50,000	Carnival Corp.(g)	11.50%	04/01/2023	56,122
55,000	Viking Cruises, Ltd.(g)	13.00%	05/15/2025	63,800
290,000	Viking Cruises, Ltd.(g)	5.88%	09/15/2027	226,019
				345,941
Lodging - 0.03%
205,000	Boyd Gaming Corp.	4.75%	12/01/2027	201,579
30,000	Hilton Domestic Operating Co., Inc.(g)	5.38%	05/01/2025	31,193
30,000	Hilton Domestic Operating Co., Inc.(g)	5.75%	05/01/2028	31,781
185,000	MGM Resorts International	6.75%	05/01/2025	194,177
100,000	Wyndham Hotels & Resorts, Inc.(g)	4.38%	08/15/2028	97,188
				555,918
Machinery-Construction & Mining - 0.00%(a)
80,000	BWX Technologies, Inc.(g)	4.13%	06/30/2028	82,050
Manufactured Goods - 0.01%
105,000	Gates Global LLC / Gates Corp.(g)	6.25%	01/15/2026	108,063
Media - 0.14%
105,000	Cengage Learning, Inc.(g)	9.50%	06/15/2024	69,683
485,000	Charter Communications Operating LLC / Charter Communications Operating Capital	4.91%	07/23/2025	561,178
200,000	Comcast Corp.	3.95%	10/15/2025	229,611
320,000	Comcast Corp.	3.40%	04/01/2030	370,016
425,000	Comcast Corp.	1.50%	02/15/2031	419,224
135,000	Diamond Sports Group LLC / Diamond Sports Finance Co.(g)	5.38%	08/15/2026	95,839
130,000	GCI LLC(g)	4.75%	10/15/2028	131,951
245,000	Gray Television, Inc.(g)	7.00%	05/15/2027	265,920
35,000	iHeartCommunications, Inc.	8.38%	05/01/2027	34,539
90,000	Nexstar Broadcasting, Inc.(g)	5.63%	07/15/2027	94,546
110,000	Radiate Holdco LLC / Radiate Finance, Inc.(g)	4.50%	09/15/2026	110,390
130,000	Scripps Escrow, Inc.(g)	5.88%	07/15/2027	125,613
				2,508,510
Mining - 0.05%
195,000	Arconic Corp.(g)	6.13%	02/15/2028	200,728

See Notes to Financial Statements.

Annual Report | September 30, 2020	44

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2020

Principal Amount/Description		Rate	Maturity	Value
$100,000	Freeport-McMoRan, Inc.	4.63%	08/01/2030	$105,322
400,000	Freeport-McMoRan, Inc.	5.45%	03/15/2043	444,848
80,000	Novelis Corp.(g)	4.75%	01/30/2030	78,239
				829,137
Oil & Gas - 0.33%
50,000	Apache Corp.	4.63%	11/15/2025	47,750
95,000	Apache Corp.	4.38%	10/15/2028	87,103
440,000	Brooklyn Union Gas Co.(g)	4.49%	03/04/2049	565,716
515,000	CNOOC Finance 2015 USA, LLC	3.75%	05/02/2023	550,048
390,000	East Ohio Gas Co.(g)	3.00%	06/15/2050	407,095
110,000	EOG Resources, Inc.	4.38%	04/15/2030	129,833
100,000	EQT Corp.	7.88%	02/01/2025	110,984
265,000	Exxon Mobil Corp.	2.61%	10/15/2030	286,579
250,000	Exxon Mobil Corp.	4.23%	03/19/2040	307,035
175,000	Gulfport Energy Corp.	6.38%	05/15/2025	107,388
160,000	Halliburton Co.	2.92%	03/01/2030	157,422
140,000	Hilcorp Energy I LP / Hilcorp Finance Co.(g)	6.25%	11/01/2028	127,884
65,000	Indigo Natural Resources LLC(g)	6.88%	02/15/2026	63,426
800,000	Kosmos Energy, Ltd.(e)	7.13%	04/04/2026	705,872
490,000	Marathon Petroleum Corp.	5.13%	12/15/2026	568,383
175,000	NiSource, Inc.	3.60%	05/01/2030	199,757
75,000	Occidental Petroleum Corp.	8.00%	07/15/2025	75,608
110,000	Occidental Petroleum Corp.	3.50%	08/15/2029	84,524
80,000	Occidental Petroleum Corp.	6.63%	09/01/2030	73,950
145,000	Parsley Energy LLC / Parsley Finance Corp.(g)	5.63%	10/15/2027	144,547
265,000	PBF Holding Co. LLC / PBF Finance Corp.(g)	9.25%	05/15/2025	272,008
325,000	Pioneer Natural Resources Co.	1.90%	08/15/2030	305,871
140,000	QEP Resources, Inc.	5.63%	03/01/2026	79,800
110,000	Sunoco LP / Sunoco Finance Corp.	6.00%	04/15/2027	113,231
61,000	Transocean, Inc.(g)	11.50%	01/30/2027	24,629
220,000	USA Compression Partners LP / USA Compression Finance Corp.	6.88%	09/01/2027	218,528
95,000	WPX Energy, Inc.	5.88%	06/15/2028	99,396
95,000	WPX Energy, Inc.	4.50%	01/15/2030	93,988
				6,008,355
Packaging & Containers - 0.06%
185,000	Flex Acquisition Co., Inc.(g)	6.88%	01/15/2025	185,462
185,000	Silgan Holdings, Inc.	4.13%	02/01/2028	189,163
626,000	WRKCo, Inc.	3.75%	03/15/2025	700,460
				1,075,085

See Notes to Financial Statements.

45	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2020

Principal Amount/Description		Rate	Maturity	Value
Pharmaceuticals - 0.28%
$525,000	AbbVie, Inc.	4.70%	05/14/2045	$646,173
285,000	Bausch Health Cos., Inc.(g)	6.25%	02/15/2029	293,550
840,000	Becton Dickinson and Co.	2.89%	06/06/2022	869,205
470,000	Bristol-Myers Squibb Co.	4.35%	11/15/2047	622,997
355,000	Cigna Corp.(f)	3M US L + 0.89%	07/15/2023	358,864
340,000	Cigna Corp.	4.90%	12/15/2048	443,808
290,000	CVS Health Corp.	5.05%	03/25/2048	369,988
637,000	Eli Lilly and Co.	2.25%	05/15/2050	603,546
620,000	Merck & Co., Inc.	3.40%	03/07/2029	722,549
215,000	Upjohn, Inc.(g)	1.65%	06/22/2025	220,381
				5,151,061
Pipelines - 0.16%
73,000	Antero Midstream Partners LP / Antero Midstream Finance Corp.(g)	5.75%	03/01/2027	60,590
80,000	Cheniere Energy Partners LP	5.25%	10/01/2025	81,920
130,000	Cheniere Energy Partners LP	5.63%	10/01/2026	135,421
200,000	Enable Midstream Partners LP	4.40%	03/15/2027	192,309
575,000	Energy Transfer Operating LP	4.75%	01/15/2026	613,106
175,000	EQM Midstream Partners LP(g)	6.50%	07/01/2027	185,751
145,000	Hess Midstream Operations LP(g)	5.13%	06/15/2028	144,804
448,000	Kinder Morgan Energy Partners LP	6.95%	01/15/2038	586,747
120,000	NuStar Logistics LP	6.38%	10/01/2030	124,800
180,000	ONEOK, Inc.	3.40%	09/01/2029	177,035
75,000	Rattler Midstream LP(g)	5.63%	07/15/2025	75,742
235,000	Sabine Pass Liquefaction LLC	5.00%	03/15/2027	264,610
170,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp.(g)	5.50%	03/01/2030	169,310
120,000	Western Midstream Operating LP	4.10%	02/01/2025	114,491
				2,926,636
REITS - 0.24%
555,000	Alexandria Real Estate Equities, Inc.	4.00%	01/15/2024	610,920
555,000	American Tower Corp.	3.60%	01/15/2028	623,407
510,000	Boston Properties LP	3.40%	06/21/2029	555,757
800,000	Crown Castle International Corp.	3.70%	06/15/2026	892,717
255,000	Crown Castle International Corp.	3.65%	09/01/2027	285,625
560,000	Crown Castle International Corp.	3.30%	07/01/2030	612,474
205,000	Equinix, Inc.	1.80%	07/15/2027	207,119
98,000	ESH Hospitality, Inc.(g)	5.25%	05/01/2025	99,124
80,000	Iron Mountain, Inc.(g)	4.50%	02/15/2031	80,591
190,000	National Retail Properties, Inc.	2.50%	04/15/2030	189,942

See Notes to Financial Statements.

Annual Report | September 30, 2020	46

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2020

Principal Amount/Description		Rate	Maturity	Value
$55,000	Realogy Group LLC / Realogy Co.- Issuer Corp.(g)	7.63%	06/15/2025	$57,696
75,000	Simon Property Group LP	2.45%	09/13/2029	74,381
				4,289,753
Retail - 0.19%
27,000	Asbury Automotive Group, Inc.(g)	4.50%	03/01/2028	27,219
27,000	Asbury Automotive Group, Inc.(g)	4.75%	03/01/2030	27,253
235,000	Beacon Roofing Supply, Inc.(g)	4.88%	11/01/2025	230,726
60,000	Carvana Co.	8.88%	10/01/2023	62,663
120,000	Costco Wholesale Corp.	1.75%	04/20/2032	123,391
450,000	Dollar Tree, Inc.	4.00%	05/15/2025	508,236
235,000	Golden Nugget, Inc.(g)	6.75%	10/15/2024	196,519
35,000	Group 1 Automotive, Inc.(g)	4.00%	08/15/2028	34,453
235,000	Home Depot, Inc.	3.90%	06/15/2047	290,002
195,000	IRB Holding Corp.(g)	6.75%	02/15/2026	195,366
270,000	McDonald's Corp.	3.60%	07/01/2030	314,124
270,000	McDonald's Corp.	4.45%	03/01/2047	335,728
95,000	PetSmart, Inc.(g)	7.13%	03/15/2023	95,950
66,000	PetSmart, Inc.(g)	5.88%	06/01/2025	67,723
185,000	Staples, Inc.(g)	7.50%	04/15/2026	170,779
550,000	Target Corp.	3.38%	04/15/2029	639,568
195,000	Yum! Brands, Inc.	3.63%	03/15/2031	195,366
				3,515,066
Semiconductors - 0.13%
455,000	Broadcom, Inc.	3.15%	11/15/2025	491,324
300,000	Lam Research Corp.	2.88%	06/15/2050	311,406
645,000	Marvell Technology Group, Ltd.	4.20%	06/22/2023	696,679
305,000	Micron Technology, Inc.	2.50%	04/24/2023	316,974
170,000	Texas Instruments, Inc.	1.75%	05/04/2030	175,756
355,000	Xilinx, Inc.	2.38%	06/01/2030	374,521
				2,366,660
Software - 0.05%
135,000	Activision Blizzard, Inc.	1.35%	09/15/2030	131,900
100,000	Black Knight InfoServ LLC(g)	3.63%	09/01/2028	101,250
70,000	BY Crown Parent LLC / BY Bond Finance, Inc.(g)	4.25%	01/31/2026	71,356
93,000	Dun & Bradstreet Corp.(g)	6.88%	08/15/2026	100,061
435,000	Oracle Corp.	3.85%	04/01/2060	513,786
				918,353
Special Purpose Banks - 0.01%
160,000	Caesars Resort Collection LLC / CRC Finco, Inc.(g)	5.25%	10/15/2025	155,010
Telecommunications - 0.29%
500,000	AT&T, Inc.	4.30%	02/15/2030	592,888

See Notes to Financial Statements.

47	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2020

Principal Amount/Description		Rate	Maturity	Value
$930,000	AT&T, Inc.(g)	3.50%	09/15/2053	$910,419
110,000	Avaya, Inc.(g)	6.13%	09/15/2028	112,750
160,000	CenturyLink, Inc.(g)	5.13%	12/15/2026	164,615
145,000	CenturyLink, Inc.(g)	4.00%	02/15/2027	147,506
345,000	Corning, Inc.	4.38%	11/15/2057	421,008
155,000	Frontier Communications Corp.(g)(h)	8.00%	04/01/2027	154,709
120,000	Gogo Intermediate Holdings LLC / Gogo Finance Co., Inc.(g)	9.88%	05/01/2024	128,505
80,000	GTT Communications, Inc.(g)	7.88%	12/31/2024	41,500
1,245,000	Intelsat Jackson Holdings SA(g)(h)	8.50%	10/15/2024	806,013
290,000	T-Mobile USA, Inc.(g)	3.50%	04/15/2025	318,484
80,000	T-Mobile USA, Inc.(g)	1.50%	02/15/2026	80,324
500,000	Verizon Communications, Inc.	3.15%	03/22/2030	566,012
495,000	Verizon Communications, Inc.	4.40%	11/01/2034	618,886
155,000	Zayo Group Holdings, Inc.(g)	4.00%	03/01/2027	152,757
85,000	Zayo Group Holdings, Inc.(g)	6.13%	03/01/2028	87,748
				5,304,124
Toys/Games/Hobbies - 0.02%
300,000	Hasbro, Inc.	3.50%	09/15/2027	312,715
Transportation - 0.11%
345,000	Burlington Northern Santa Fe LLC	3.05%	02/15/2051	377,407
535,000	CSX Corp.	3.80%	11/01/2046	623,611
270,000	FedEx Corp.	4.75%	11/15/2045	334,440
30,000	Kenan Advantage Group, Inc.(g)	7.88%	07/31/2023	29,209
500,000	Union Pacific Corp.	3.70%	03/01/2029	580,950
				1,945,617
Trucking & Leasing - 0.02%
280,000	Penske Truck Leasing Co. LP / PTL Finance Corp.(g)	4.20%	04/01/2027	314,203
Water - 0.02%
355,000	Essential Utilities, Inc.	2.70%	04/15/2030	380,373

TOTAL U.S. CORPORATE BONDS
(Cost $96,196,360)				100,214,470

CONVERTIBLE CORPORATE BONDS - 0.74%
5,871,438	BlackRock TCP Capital Corp.	4.63%	03/01/2022	5,900,849
91,897	Digicel Group 0.5, Ltd.(d)(g)(i)	5.09% (1.91%)	Perpetual Maturity	11,947
1,422,000	Goldman Sachs BDC, Inc.	4.50%	04/01/2022	1,439,775
6,000,000	New Mountain Finance Corp.	5.75%	08/15/2023	6,030,300

TOTAL CONVERTIBLE CORPORATE BONDS
(Cost $12,597,608)				13,382,871

See Notes to Financial Statements.

Annual Report | September 30, 2020	48

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2020

Principal Amount/Description		Rate	Maturity	Value
FOREIGN GOVERNMENT BONDS AND NOTES, SUPRANATIONALS AND FOREIGN AGENCIES - 0.33%
$200,000	Abu Dhabi Government International Bond(g)	0.75%	09/02/2023	$200,005
200,000	Abu Dhabi Government International Bond(g)	2.50%	04/16/2025	213,192
200,000	Abu Dhabi Government International Bond(g)	3.13%	04/16/2030	224,576
300,000	Banco Latinoamericano de Comercio Exterior SA(g)	2.38%	09/14/2025	304,500
600,000	Dominican Republic International Bond(g)	6.40%	06/05/2049	605,100
600,000	Export Import Bank of Thailand(f)	3M US L + 0.90%	11/20/2023	598,197
200,000	Indonesia (rep) Indon 3 3/8 04/15/23		04/15/2023	211,432
285,000	Mexico Government International Bond	4.15%	03/28/2027	317,169
875,000	Mexico Government International Bond	3.75%	01/11/2028	942,651
200,000	Mexico Government International Bond	5.00%	04/27/2051	223,900
200,000	Peruvian Government International Bond	2.39%	01/23/2026	209,900
200,000	Philippine Government International Bond	2.46%	05/05/2030	216,118
200,000	Qatar Government International Bond(e)	3.88%	04/23/2023	215,081
400,000	Qatar Government International Bond(e)	3.38%	03/14/2024	431,566
400,000	Saudi Government International Bond(g)	2.90%	10/22/2025	428,021
200,000	Saudi Government International Bond(e)	2.38%	10/26/2021	203,655
400,000	Saudi Government International Bond(e)	2.88%	03/04/2023	418,418

TOTAL FOREIGN GOVERNMENT BONDS AND NOTES, SUPRANATIONALS AND FOREIGN AGENCIES
(Cost $5,733,041)				5,963,481

BANK LOANS - 1.13%(f)
Canada - 0.08%
940,000	Kronos Acquisition Intermediate, Inc., First Lien - Initial Term Loan	3M US L + 4.00%, 1.00% Floor	05/15/2023	936,466

See Notes to Financial Statements.

49	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2020

Principal Amount/Description		Rate	Maturity	Value
$653,323	Titan Acquisition, Ltd., First Lien - Initial Term Loan	3M US L + 3.00%	03/28/2025	$619,262
				1,555,728
Ireland - 0.03%
519,586	ION Trading Technologies S.A.R.L., First Lien - 2018 Initial Dollar Term Loan	3M US L + 4.00%, 1.00% Floor	11/21/2024	512,081

Luxembourg - 0.03%
310,949	Travelport Finance S.à r.l., First Lien - Initial (Priority) Term Loan	L + 8.00%, 1.00% Floor	02/28/2025	299,775
339,486	Travelport Finance S.à r.l., First Lien - Initial Term Loan	3M US L + 5.00%	05/29/2026	257,161
				556,936
Netherlands - 0.00%
5,736	Lealand Finance Co. BV, First Lien - Make-Whole Term Loan	1M US L + 3.00%	06/28/2024	5,019
71,420	Lealand Finance Co. BV, First Lien - Take-Back Term Loan	1M US L + 4.00%	06/30/2025	54,279
				59,298
United States - 0.99%
1,263,939	Air Methods Corp., First Lien - Initial Term Loan	3M US L + 3.50%, 1.00% Floor	04/22/2024	1,113,056
1,204,740	American Tire Distributors, Inc., First Lien - Initial Term Loan	1M US L + 7.50%, 1.00% Floor	09/02/2024	1,035,215
249,751	Avaya, Inc., First Lien - Tranche B Term Loan	1M US L + 4.25%	12/15/2024	248,854
310,250	Avaya, Inc., First Lien - Tranche B-1 Term Loan	1M US L + 4.25%	12/15/2027	303,560
1,433,138	BI-LO LLC, First Lien - Initial Term Loan	1M US L + 8.00%, 1.00% Floor	05/31/2024	1,435,617
746,875	Castle US Holding Corp., First Lien - Initial Dollar Term Loan	3M US L + 3.75%	01/29/2027	720,070
1,016,727	Cengage Learning, Inc., First Lien - 2016 Refinancing Term Loan	3M US L + 4.25%, 1.00% Floor	06/07/2023	852,963
779,450	Cvent, Inc., First Lien Term Loan	1M US L + 3.75%	11/29/2024	708,462
1,029,388	Flexential Intermediate Corp., First Lien - Initial Term Loan	3M US L + 3.50%	08/01/2024	887,847
490,130	Forterra Finance LLC, First Lien - Replacement Term Loan	1M US L + 3.00%, 1.00% Floor	10/25/2023	486,250
455,318	Global Medical Response, Inc., First Lien - 2018 New Term Loan	3M US L + 4.25%, 1.00% Floor	03/14/2025	442,797
408,850	Golden Nugget, Inc., First Lien - Initial B Term Loan	2M US L + 2.50%, 0.75% Floor	10/04/2023	367,276

See Notes to Financial Statements.

Annual Report | September 30, 2020	50

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2020

Principal Amount/Description		Rate	Maturity	Value
$775,646	Granite US Holdings Corp., First Lien - B Term Loan	3M US L + 5.25%	09/30/2026	$736,864
998,575	Gulf Finance LLC, First Lien - Tranche B Term Loan	1M US L + 5.25%, 1.00% Floor	08/25/2023	708,574
87,616	Klockner Pentaplast of America, Inc., First Lien - Dollar Term Loan	3M US L + 4.25%, 1.00% Floor	06/30/2022	85,352
301,188	Lower Cadence Holdings LLC, First Lien - Initial Term Loan	1M US L + 4.00%	05/22/2026	279,577
330,000	Milano Acquisition Corp., First Lien - B Term Loan	L + 4.00%, 0.75% Floor	08/17/2027	327,319
1,135,589	Minotaur Acquisition, Inc., First Lien - B Term Loan	1M US L + 5.00%	03/27/2026	1,086,384
494,301	Misys, Ltd., First Lien - Dollar Term Loan	3M US L + 3.50%, 1.00% Floor	06/13/2024	463,530
1,135,000	Mitchell International, Inc., Second Lien - Initial Term Loan	1M US L + 7.25%	12/01/2025	1,081,655
474,020	MLN US HoldCo LLC, First Lien - B Term Loan	1M US L + 4.50%	11/30/2025	407,361
1,150,000	MPH Acquisition Holdings LLC, First Lien - Initial Term Loan	3M US L + 2.75%, 1.00% Floor	06/07/2023	1,133,779
112,768	Northeast Foods LLC, First Lien Term Loan	1M US L + 3.75%	07/20/2025	108,656
230,000	Playtika Holding Corp., First Lien - B Term Loan	L + 6.00%, 1.00% Floor	12/10/2024	230,634
532,304	Radiology Partners, Inc., First Lien - B Term Loan	3M US L + 4.25%	07/09/2025	512,210
559,278	Solenis Holdings LLC, First Lien - Initial Dollar Term Loan	3M US L + 4.00%	06/26/2025	548,152
230,000	Solenis Holdings LLC, Second Lien - Initial Term Loan	3M US L + 8.50%	06/26/2026	215,280
984,795	Team Health Holdings, Inc., First Lien - Initial Term Loan	1M US L + 2.75%, 1.00% Floor	02/06/2024	830,374
260,000	TIBCO Software, Inc., Second Lien	1M US L + 7.25%	03/03/2028	255,937
340,000	Vantage Specialty Chemicals, Inc., First Lien - Closing Date Term Loan	L + 3.50%, 1.00% Floor	10/28/2024	308,550
				17,922,155

TOTAL BANK LOANS
(Cost $20,885,637)				20,606,198

COLLATERALIZED LOAN OBLIGATIONS - 2.56%
	Adams Mill CLO, Ltd.
500,000	Series 2014-1A(f)(g)	3M US L + 3.50%	07/15/2026	476,257

See Notes to Financial Statements.

51	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2020

Principal Amount/Description		Rate	Maturity	Value
	AIMCO CLO
$500,000	Series 2018-AA(f)(g)	3M US L + 2.55%	04/17/2031	$471,203
	AIMCO CLO 10, Ltd.
1,000,000	Series 2019-10A(f)(g)	3.55% - 3M US L	07/22/2032	983,254
	Apidos CLO XII
500,000	Series 2018-12A(f)(g)	3M US L + 2.60%	04/15/2031	457,963
	Apidos CLO XX
500,000	Series 2018-20A(f)(g)	3M US L + 2.95%	07/16/2031	482,672
	Apidos CLO XXI
500,000	Series 2018-21A(f)(g)	3M US L + 2.45%	07/18/2027	473,298
1,000,000	Series 2018-21A(f)(g)	3M US L + 8.25%	07/18/2027	779,282
	Apidos CLO XXIV
1,000,000	Series 2018-24A(f)(g)	3M US L + 5.80%	10/20/2030	864,992
	Apres Static CLO 2, Ltd.
500,000	Series 2020-1A(f)(g)	3M US L + 4.85%	04/15/2028	501,381
	Avery Point VI CLO, Ltd.
499,884	Series 2018-6A(f)(g)	3M US L + 1.05%	08/05/2027	498,669
	Babson CLO, Ltd.
500,000	Series 2018-IA(f)(g)	3M US L + 2.60%	01/20/2031	464,068
	Barings CLO, Ltd.
500,000	Series 2017-1A(f)(g)	3M US L + 3.60%	07/18/2029	500,063
500,000	Series 2018-4A(f)(g)	3M US L + 5.82%	10/15/2030	434,434
1,000,000	Series 2019-1A(f)(g)	3M US L + 6.68%	04/15/2031	919,401
500,000	Series 2019-2A(f)(g)	3.85% - 3M US L	04/15/2031	500,150
	Beechwood Park CLO, Ltd.
500,000	Series 2019-1A(f)(g)	3M US L + 7.50%	01/17/2033	486,262
	BlueMountain CLO, Ltd.
500,000	Series 2018-3A(f)(g)	3M US L + 2.60%	04/20/2031	425,295
	Buttermilk Park CLO, Ltd.
1,000,000	Series 2018-1A(f)(g)	3M US L + 5.75%	10/15/2031	891,393
	Canyon Capital CLO, Ltd.
500,000	Series 2017-1A(f)(g)	3M US L + 3.60%	07/15/2030	495,312
1,000,000	Series 2018-1A(f)(g)	3M US L + 2.75%	01/30/2031	882,061
1,500,000	Series 2018-1A(f)(g)	3M US L + 5.50%	01/30/2031	1,152,120
1,000,000	Series 2018-1A(f)(g)	3M US L + 5.75%	07/15/2031	843,365
500,000	Series 2018-1A(f)(g)	3M US L + 2.80%	07/15/2031	461,428
500,000	Series 2018-1RA(f)(g)	3M US L + 3.00%	07/15/2030	471,147
	Canyon CLO, Ltd.
500,000	Series 2018-1A(f)(g)	3M US L + 2.90%	07/15/2031	452,784
	Carlyle Global Market Strategies CLO, Ltd.
1,000,000	Series 2018-2RA(f)(g)	3M US L + 5.35%	05/15/2031	714,455
500,000	Series 2018-3A(f)(g)	3M US L + 2.85%	07/28/2028	468,837

See Notes to Financial Statements.

Annual Report | September 30, 2020	52

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2020

Principal Amount/Description		Rate	Maturity	Value
	Chenango Park CLO, Ltd.
$500,000	Series 2018-1A(f)(g)	3M US L + 3.00%	04/15/2030	$475,307
1,000,000	Series 2018-1A(f)(g)	3M US L + 5.80%	04/15/2030	893,323
	Cook Park CLO, Ltd.
500,000	Series 2018-1A(f)(g)	3M US L + 2.60%	04/17/2030	462,840
	Crown Point CLO IV, Ltd.
500,000	Series 2018-4A(f)(g)	3M US L + 1.90%	04/20/2031	476,779
	Dorchester Park CLO DAC
500,000	Series 2018-1A(f)(g)	3M US L + 2.40%	04/20/2028	479,865
875,000	Series 2018-1A(f)(g)	3M US L + 5.00%	04/20/2028	797,807
	Dryden 57 CLO, Ltd.
500,000	Series 2018-57A(f)(g)	3M US L + 2.55%	05/15/2031	459,885
	Dryden 60 CLO, Ltd.
1,000,000	Series 2018-60A(f)(g)	3M US L + 3.00%	07/15/2031	968,803
	Dryden 77 CLO, Ltd.
800,000	Series 2020-77A(f)(g)	3M US L + 5.14%	05/20/2031	802,674
	Elmwood CLO II, Ltd.
1,000,000	Series 2019-2A(f)(g)	3M US L + 2.10%	04/20/2031	1,000,995
	Fillmore Park CLO, Ltd.
500,000	Series 2018-1A(f)(g)	3M US L + 2.90%	07/15/2030	482,743
1,000,000	Series 2018-1A(f)(g)	3M US L + 5.40%	07/15/2030	877,954
	Gilbert Park CLO, Ltd.
1,000,000	Series 2017-1A(f)(g)	3M US L + 6.40%	10/15/2030	923,052
	Goldentree Loan Management US CLO, Ltd.
1,000,000	Series 2018-3A(f)(g)	3M US L + 2.85%	04/20/2030	959,887
	Longfellow Place CLO, Ltd.
493,204	Series 2017-1A(f)(g)	3M US L + 1.34%	04/15/2029	488,517
	Myers Park CLO, Ltd.
500,000	Series 2018-1A(f)(g)	3M US L + 3.05%	10/20/2030	485,322
1,000,000	Series 2018-1A(f)(g)	3M US L + 5.50%	10/20/2030	879,919
	Neuberger Berman CLO XXIII, Ltd.
1,000,000	Series 2018-23A(f)(g)	3M US L + 5.75%	10/17/2027	913,986
	PPM CLO 3, Ltd.
1,000,000	Series 2019-3A(f)(g)	3.70% - 3M US L	07/17/2030	1,002,533
	Stewart Park CLO, Ltd.
500,000	Series 2018-1A(f)(g)	3M US L + 2.60%	01/15/2030	463,906
	Symphony CLO XVII, Ltd.
1,500,000	Series 2018-17A(f)(g)	3M US L + 2.65%	04/15/2028	1,430,294
	Thayer Park CLO, Ltd.
500,000	Series 2017-1A(f)(g)	3M US L + 6.10%	04/20/2029	464,720
	THL Credit Wind River CLO, Ltd.
500,000	Series 2017-1A(f)(g)	3M US L + 3.75%	04/18/2029	485,499
500,000	Series 2018-1A(f)(g)	2.90% - 3M US L	07/15/2030	466,173

See Notes to Financial Statements.

53	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2020

Principal Amount/Description		Rate	Maturity	Value
$2,000,000	Series 2018-1A(f)(g)	5.50% - 3M US L	07/15/2030	$1,677,126
1,000,000	Series 2018-1A(f)(g)	3M US L + 3.00%	07/18/2031	879,070
1,000,000	Series 2018-2A(f)(g)	3M US L + 5.75%	07/15/2030	838,184
1,000,000	Series 2018-3A(f)(g)	3M US L + 6.22%	10/22/2031	777,856
	Tryon Park CLO, Ltd.
1,000,000	Series 2018-1A(f)(g)	3M US L + 5.95%	04/15/2029	909,148
	Venture XX CLO, Ltd.
1,000,000	Series 2017-20A(f)(g)	3M US L + 1.90%	04/15/2027	968,500
	VERDE CLO, Ltd.
1,000,000	Series 2019-1A(f)(g)	3.80% - 3M US L	04/15/2032	998,000
	VOYA CLO 2017-2
1,000,000	Series 2017-2A(f)(g)	3M US L + 6.02%	06/07/2030	867,885
	Voya CLO, Ltd.
500,000	Series 2018-1A(f)(g)	3M US L + 2.80%	04/18/2031	436,294
1,000,000	Series 2018-2A(f)(g)	3M US L + 2.75%	07/15/2031	915,450
1,000,000	Series 2018-2A(f)(g)	3M US L + 5.25%	07/15/2031	851,002
500,000	Series 2018-3A(f)(g)	3M US L + 6.20%	10/20/2031	416,261
500,000	Series 2018-4A(f)(g)	3M US L + 5.95%	07/14/2031	418,940
	Webster Park CLO, Ltd.
1,000,000	Series 2018-1A(f)(g)	5.50% - 3M US L	07/20/2030	884,403
	Westcott Park CLO, Ltd.
1,000,000	Series 2019-1A(f)(g)	3M US L + 3.25%	07/20/2028	973,453

TOTAL COLLATERALIZED LOAN OBLIGATIONS
(Cost $50,609,543)				46,505,901

EQUITY - LINKED NOTES - 0.00%(a)
263,093	Inverpamplona SA(j)(k)	0.00%	12/30/2028	11,250

TOTAL EQUITY - LINKED NOTES
(Cost $11,250)				11,250

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS - 25.04%
	Aaset Trust
464,574	Series 2019-2(g)	3.38%	10/16/2026	436,407
	AASET, Ltd.
513,749	Series 2018-1A(g)	3.84%	09/16/2023	475,439
	ABFC Trust
3,394,597	Series 2007-WMC1(f)	1M US L + 1.25%	06/25/2037	2,916,454
	Adjustable Rate Mortgage Trust
306,906	Series 2005-1(f)	3.65%	05/25/2035	312,584
2,924,952	Series 2005-10(f)	3.11%	01/25/2036	2,597,510
136,794	Series 2005-7(f)	3.42%	10/25/2035	122,873

See Notes to Financial Statements.

Annual Report | September 30, 2020	54

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2020

Principal Amount/Description		Rate	Maturity	Value
	Affirm Asset Securitization Trust 2020-A
$1,750,000	Series 2020-A(g)	6.23%	10/15/2022	$1,783,276
	Alternative Loan Trust
234,440	Series 2005-20CB	5.50%	07/25/2035	226,588
88,520	Series 2005-54CB	5.50%	11/25/2035	71,907
465,879	Series 2005-6CB	5.50%	04/25/2035	466,414
208,085	Series 2005-85CB(f)	21.63% - 3.67 x 1M US L	02/25/2036	298,976
985,326	Series 2005-85CB(f)	1M US L + 1.10%	02/25/2036	803,813
259,763	Series 2005-86CB	5.50%	02/25/2036	218,503
462,010	Series 2005-9CB(f)(l)	5.05% - 1M US L	05/25/2035	52,617
260,141	Series 2005-9CB(f)	1M US L + 0.50%	05/25/2035	232,527
260,910	Series 2006-12CB(f)	1M US L + 5.75%	05/25/2036	203,071
1,286,981	Series 2006-15CB	6.50%	06/25/2036	996,360
146,016	Series 2006-30T1	6.25%	11/25/2036	130,494
126,315	Series 2006-32CB	5.50%	11/25/2036	98,709
293,442	Series 2006-36T2(f)	28.06% - 4.6 x 1M US L	12/25/2036	556,326
994,847	Series 2007-19	6.00%	08/25/2037	741,360
3,494,874	Series 2007-20	6.25%	08/25/2047	2,713,967
923,505	Series 2007-23CB(f)(l)	6.50% - 1M US L	09/25/2037	311,254
967,190	Series 2007-23CB(f)	1M US L + 0.50%	09/25/2037	376,146
	American Home Mortgage Investment Trust
168,158	Series 2007-A(g)(m)	6.60%	01/25/2037	64,560
	AmeriHome GMSR Issuer Trust
3,100,000	Series 2019-GT1(g)	4.68%	11/25/2026	2,712,403
	AMSR 2020-SFR3 Trust
5,100,000	Series 2020-SFR3(g)	4.99%	09/17/2025	5,129,298
	AREIT Trust
1,265,000	Series 2019-CRE3(f)(g)	1M US L + 2.65%	07/14/2022	1,204,513
	Atlas Senior Loan Fund X, Ltd.
492,745	Series 2018-10A(f)(g)	3M US L + 1.09%	01/15/2031	487,594
	Atrium Hotel Portfolio Trust
1,309,000	Series 2018-ATRM(f)(g)	1M US L + 3.40%	06/15/2021	1,129,909
	Atrium IX
500,000	Series 2017-9A(f)(g)	3M US L + 3.60%	05/28/2030	485,257
	Atrium XIII
1,000,000	Series 2017-13A(f)(g)	3M US L + 6.05%	11/21/2030	869,257
	Atrium XIV LLC
1,000,000	Series 2018-14A(f)(g)	3M US L + 5.65%	08/23/2030	915,262
	Atrium XV
1,000,000	Series 2018-15A(f)(g)	3M US L + 3.00%	01/23/2031	966,284

See Notes to Financial Statements.

55	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2020

Principal Amount/Description		Rate	Maturity	Value
	BAMLL Commercial Mortgage Securities Trust
$683,000	Series 2019-AHT(f)(g)	2.68%	03/15/2021	$597,475
	Banc of America Funding Corp.
39,380	Series 2008-R2(g)	6.00%	09/25/2037	40,048
	Banc of America Funding Trust
133,332	Series 2006-2	5.50%	03/25/2036	133,630
3,581,065	Series 2010-R5(f)(g)	6.00%	10/26/2037	3,374,126
	Bancorp Commercial Mortgage Trust
605,000	Series 2019-CRE5(f)(g)	1M US L + 1.50%	01/15/2022	578,253
1,312,000	Series 2019-CRE5(f)(g)	1M US L + 2.35%	02/15/2022	1,199,570
	BANK
463,000	Series 2018-BN10(f)	4.08%	01/15/2028	505,603
10,291,000	Series 2018-BN12(f)(g)(l)	1.50%	05/15/2061	893,898
463,000	Series 2018-BN13(f)	4.70%	07/15/2028	536,605
	BANK 2020-BNK27
16,875,000	Series 2020-BN27(f)(g)(l)	0.72%	04/15/2030	1,034,640
	BANK 2020-BNK28
523,000	Series 2020-BN28	2.34%	10/15/2030	538,730
	BBCMS Trust
3,000,000	Series 2018-CBM(f)(g)	1M US L + 3.55%	07/15/2037	2,458,409
	BCAP, LLC Trust
126,211	Series 2007-AA2(f)	7.50%	04/25/2037	104,173
81,887	Series 2007-AA2	6.00%	04/25/2037	62,992
5,968,524	Series 2010-RR6(f)(g)	9.55%	07/26/2036	4,556,622
	Bear Stearns ALT-A Trust
1,037,070	Series 2004-11(f)	3.13%	11/25/2034	997,426
989,142	Series 2005-3(f)	3.06%	04/25/2035	924,957
8,268,031	Series 2006-3(f)	3.29%	05/25/2036	7,013,529
1,008,372	Series 2006-6(f)	3.62%	11/25/2036	729,989
	Bear Stearns Asset-Backed Securities Trust
2,008,534	Series 2006-AC1(m)	6.25%	02/25/2036	1,382,839
	Bellemeade Real Estate, Ltd.
1,469,148	Series 2019-2A(f)(g)	1M US L + 1.45%	04/25/2029	1,467,036
	Benchmark 2018-B4 Mortgage Trust
22,404,670	Series 2018-B4(f)(l)	0.69%	06/15/2028	659,246
1,589,000	Series 2018-B4(f)(g)	2.96%	07/15/2028	1,286,441
	Benchmark 2019-B12 Mortgage Trust
528,000	Series 2019-B12(f)(g)	3.56%	07/15/2024	518,521

See Notes to Financial Statements.

Annual Report | September 30, 2020	56

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2020

Principal Amount/Description		Rate	Maturity	Value
	Benchmark 2020-B17 Mortgage Trust
$954,000	Series 2020-B17(f)	3.37%	03/15/2030	$952,231
	Benchmark 2020-B18 Mortgage Trust
522,000	Series 2020-B18(g)	4.14%	08/15/2025	524,329
488,000	Series 2020-B18(f)	3.77%	07/15/2030	523,507
	Benchmark 2020-B19 Mortgage Trust
523,000	Series 2020-B19	2.35%	09/15/2030	538,682
	BF Mortgage Trust
705,000	Series 2019-NYT(f)(g)	1M US L + 3.00%	12/15/2020	682,416
	BHP Trust
761,000	Series 2019-BXHP(f)(g)	1M US L + 2.57%	08/15/2021	693,720
	BX Trust
3,626,000	Series 2019-OC11(f)(g)	4.08%	12/09/2029	3,346,095
	Cantor Commercial Real Estate Lending
1,113,000	Series 2019-CF1(f)(g)	4.12%	04/15/2024	1,034,864
	Cantor Commercial Real Estate Lending 2019-CF1
266,000	Series 2019-CF1(f)(g)	4.14%	04/15/2024	261,832
	Carbon Capital VI Commercial Mortgage Trust
680,000	Series 2019-FL2(f)(g)	1M US L + 2.85%	11/15/2021	596,387
	Carrington Mortgage Loan Trust
1,702,043	Series 2006-NC4(f)	1M US L + 0.16%	10/25/2036	1,630,125
	Cascade MH Asset Trust
4,601,000	Series 2019-MH1(f)(g)	5.99%	10/25/2024	4,650,818
	Castlelake Aircraft Securitization Trust
2,949,138	Series 2018-1(g)	6.63%	06/15/2025	1,542,443
	Castlelake Aircraft Structured Trust
623,449	Series 2019-1A(g)	3.97%	04/15/2026	576,497
2,750,000	Series 2019-1A(g)(j)	0.00%	04/15/2039	1,062,682
	CF Trust
1,518,000	Series 2019-MF1(f)(g)	1M US L + 2.95%	08/21/2021	1,390,288
	Chase Mortgage Finance Trust
12,124,207	Series 2007-S2	6.00%	03/25/2037	9,041,881
407,681	Series 2007-S3	5.50%	05/25/2037	92,858
	CIM Trust
11,994,166	Series 2016-1RR(f)(g)	6.34%	07/26/2055	11,378,386
12,000,000	Series 2016-2RR B2(f)(g)	6.32%	02/25/2056	11,560,860
12,000,000	Series 2016-3RR B2(f)(g)	6.30%	02/27/2056	11,411,268
11,430,000	Series 2016-3RR B2(f)(g)	10.33%	01/27/2057	10,912,472

See Notes to Financial Statements.

57	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2020

Principal Amount/Description		Rate	Maturity	Value
	Citicorp Mortgage Securities Trust
$453,491	Series 2007-1	6.00%	01/25/2037	$450,166
	Citigroup Commercial Mortgage Trust
3,748,606	Series 2014-GC25(f)(l)	1.14%	10/10/2047	123,472
866,000	Series 2015-GC27(f)(g)	4.57%	01/10/2025	708,078
400,000	Series 2015-GC31(f)	4.19%	06/10/2025	391,144
344,000	Series 2016-GC36(g)	2.85%	01/10/2026	232,028
464,000	Series 2017-C4(f)	4.10%	10/12/2027	505,723
463,000	Series 2018-B2(f)	4.28%	03/10/2028	521,842
515,000	Series 2018-C5(f)	4.88%	06/10/2028	545,168
901,000	Series 2019-SST2(f)(g)	1M US L + 1.60%	02/15/2022	866,028
901,000	Series 2019-SST2(f)(g)	1M US L + 2.00%	02/15/2022	863,839
1,433,000	Series 2020-555(g)	3.62%	12/10/2029	1,125,867
	Citigroup Commercial Mortgage Trust 2019-GC41
520,000	Series 2019-GC41	3.20%	08/10/2029	563,711
	Citigroup COmmercial Mortgage Trust 2019-SMRT
1,000,000	Series 2019-SMRT(f)(g)	4.90%	01/10/2024	1,006,494
	Citigroup Commercial Mortgage Trust 2020-GC46
2,000,000	Series 2020-GC46(g)	2.60%	02/15/2030	1,357,502
	Citigroup Mortgage Loan Trust
762,211	Series 2006-WF1(m)	4.83%	03/25/2036	497,843
1,199,521	Series 2007-OPX1(m)	6.33%	01/25/2037	658,400
241,563	Series 2008-AR4(f)(g)	3.87%	11/25/2038	242,779
	CitiMortgage Alternative Loan Trust
519,207	Series 2007-A1	6.00%	01/25/2037	522,292
102,270	Series 2007-A1(f)(l)	5.40% - 1M US L	01/25/2037	18,889
77,437	Series 2007-A3(f)	6.00%	03/25/2037	78,162
178,208	Series 2007-A3(f)(l)	5.40% - 1M US L	03/25/2037	34,789
614,979	Series 2007-A4	5.75%	04/25/2037	613,606
540,576	Series 2007-A6	5.50%	06/25/2037	509,486
	CLI Funding VI LLC
867,579	Series 2019-1A(g)	3.71%	05/18/2029	885,883
	CLNC 2019-FL1, Ltd.
1,037,000	Series 2019-FL1(f)(g)	1M US L + 1.55%	12/19/2025	1,015,561
	COMM Mortgage Trust
887,000	Series 2013-CR11(f)	5.28%	09/10/2023	941,460
500,000	Series 2016-GCT(f)(g)	3.58%	08/10/2021	492,609
	Commercial Mortgage Pass-Through Certificates
242,400	Series 2014-CR19(f)	4.87%	08/10/2024	249,514
8,643,281	Series 2014-UBS4(g)	3.75%	08/10/2024	1,498,086

See Notes to Financial Statements.

Annual Report | September 30, 2020	58

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2020

Principal Amount/Description		Rate	Maturity	Value
$11,000	Series 2014-UBS4(f)(g)(j)	0.00%	08/10/2047	$1
3,263,913	Series 2015-CR22(f)(l)	1.03%	03/10/2025	95,834
916,000	Series 2015-CR25(f)	4.69%	08/10/2025	907,632
4,584,973	Series 2015-CR26(f)(l)	1.08%	09/10/2025	175,622
419,000	Series 2015-LC23(f)	4.79%	10/10/2025	421,277
	Commercial Mortgage Trust
659,000	Series 2012-CR4(f)(g)	4.75%	11/15/2022	70,182
	CORE Mortgage Trust
540,000	Series 2019-CORE(f)(g)	1M US L + 1.90%	12/15/2020	529,068
540,000	Series 2019-CORE(f)(g)	1M US L + 2.35%	12/15/2020	520,639
	Countrywide Home Loan Mortgage Pass-Through Trust
2,157,998	Series 2005-HYB7(f)	3.28%	11/20/2035	1,847,586
32,271	Series 2005-J4	5.50%	11/25/2035	31,415
1,834,985	Series 2006-18	6.00%	12/25/2036	1,533,169
273,337	Series 2007-17	6.00%	10/25/2037	247,061
292,172	Series 2007-3	6.00%	04/25/2037	224,410
316,062	Series 2007-7	5.75%	06/25/2037	254,561
	Credit Suisse First Boston Mortgage Securities Corp.
68,497	Series 2005-10	5.50%	11/25/2035	62,237
1,958,676	Series 2005-11	6.00%	12/25/2035	1,811,699
67,218	Series 2005-8	5.50%	08/25/2025	66,116
4,388,815	Series 2005-9	6.00%	10/25/2035	2,213,904
	Credit Suisse Mortgage Capital Certificates
2,650,949	Series 2006-2	5.75%	03/25/2036	2,054,337
	CSAB Mortgage-Backed Trust
8,781,274	Series 2006-2(m)	5.70%	09/25/2036	980,581
140,926	Series 2007-1(f)	5.90%	05/25/2037	52,415
	CSAIL 2016-C6 Commercial Mortgage Trust
490,000	Series 2016-C6(f)	5.09%	04/15/2026	513,953
1,362,000	Series 2016-C6(f)(g)	5.09%	05/15/2026	1,237,606
	CSAIL Commercial Mortgage Trust
5,288,269	Series 2015-C1(f)(l)	0.98%	01/15/2025	156,680
419,000	Series 2015-C4(f)	4.71%	11/15/2025	413,494
214,000	Series 2018-C14(f)	5.05%	10/15/2028	231,905
	CSMC Mortgage-Backed Trust
165,991	Series 2006-1	6.00%	02/25/2036	94,437
22,438	Series 2006-4	5.50%	05/25/2021	20,125
789,217	Series 2006-5	6.25%	06/25/2036	287,587
88,285	Series 2006-9	6.00%	11/25/2036	67,977
1,996,174	Series 2007-1	6.00%	02/25/2037	1,812,563

See Notes to Financial Statements.

59	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2020

Principal Amount/Description		Rate	Maturity	Value
$9,376	Series 2007-2	5.00%	03/25/2037	$9,127
521,460	Series 2007-3(f)	5.84%	04/25/2037	228,233
28,910	Series 2007-4	6.00%	06/25/2037	23,140
604,000	Series 2017-CALI(f)(g)	3.90%	11/10/2024	623,565
253,000	Series 2017-CHOP(f)(g)	1M US L + 1.90%	07/15/2032	215,220
223,000	Series 2017-CHOP(f)(g)	1M US L + 3.30%	07/15/2032	179,404
765,671	Series 2018-RPL2(g)(m)	4.31%	08/25/2062	772,872
	DB Master Finance LLC
990,000	Series 2019-1A(g)	3.79%	02/20/2024	1,026,364
	DBGS 2018-BIOD Mortgage Trust
861,313	Series 2018-BIOD(f)(g)	1M US L + 2.00%	05/15/2035	850,667
	DBJPM 16-C1 Mortgage Trust
1,309,000	Series 2016-C1(f)	3.50%	03/10/2026	1,189,005
	Deutsche Alt-A Securities, Inc. Mortgage Loan Trust
270,565	Series 2005-6(f)(l)	5.08% - 1M US L	12/25/2035	52,788
118,612	Series 2005-6(f)	1M US L + 1.40%	12/25/2035	88,631
	Deutsche Mortgage Securities, Inc. Mortgage Loan Trust
157,024	Series 2006-PR1(f)(g)	12.12% - 1M US L	04/15/2036	158,699
	Dryden 38 Senior Loan Fund
1,000,000	Series 2018-38A(f)(g)	3M US L + 5.60%	07/15/2030	861,819
	Dryden 40 Senior Loan Fund
1,000,000	Series 2018-40A(f)(g)	3M US L + 5.75%	08/15/2031	891,089
500,000	Series 2018-40A(f)(g)	3M US L + 3.10%	08/15/2031	487,826
	Earnest Student Loan Program
35,000	Series 2016-D(g)(j)	0.00%	05/25/2025	496,203
	Ellington Financial Mortgage Trust
714,474	Series 2018-1(f)(g)	4.39%	10/25/2058	734,973
	Fannie Mae-Aces
16,990,766	Series 2019-M24(f)(l)	1.15%	03/25/2031	1,685,759
58,620,434	Series 2020-M10(f)(l)	0.99%	12/25/2027	2,683,374
59,884,173	Series 2020-M10(f)(l)	1.00%	07/25/2032	4,739,210
	First Horizon Alternative Mortgage Securities Trust
738,162	Series 2005-FA6	5.50%	09/25/2035	630,908
129,354	Series 2007-FA2	6.00%	04/25/2037	80,438
	First Horizon Mortgage Pass-Through Trust
980,048	Series 2007-AR3(f)	3.11%	11/25/2037	738,057
	FirstKey Homes 2020-SFR1 Trust
1,100,000	Series 2020-SFR1(g)	4.28%	09/17/2025	1,135,273
	Fontainebleau Miami Beach Trust
2,366,000	Series 2019-FBLU(f)(g)	4.10%	12/10/2024	2,048,505

See Notes to Financial Statements.

Annual Report | September 30, 2020	60

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2020

Principal Amount/Description		Rate	Maturity	Value
	GAIA Aviation, Ltd.
$553,415	Series 2019-1(g)(m)	3.97%	12/15/2026	$498,836
374,679	Series 2019-1(g)(m)	7.00%	12/15/2026	184,953
	Great Wolf Trust
3,084,000	Series 2019-WOLF(f)(g)	1M US L + 3.13%	12/15/2024	2,702,334
	GS Mortgage Securities Corp. Trust 2018-RIVR
1,000,000	Series 2018-RIVR(f)(g)	1M US L + 1.55%	07/15/2035	881,256
	GS Mortgage Securities Trust
198,290	Series 2011-GC3(f)(g)(l)	0.66%	03/10/2021	58
2,183,852	Series 2011-GC5(f)(g)(l)	1.49%	08/10/2044	12,325
3,986,000	Series 2014-GC26(f)(g)	4.66%	11/10/2047	2,486,223
7,166,483	Series 2015-GS1(f)(l)	0.92%	11/10/2025	241,611
1,954,000	Series 2018-TWR(f)(g)	1M US L + 3.92%	07/15/2021	1,728,379
636,000	Series 2020-GC45(f)	3.41%	12/13/2029	682,012
	GS Mortgage Securities Trust 2016-GS2
260,000	Series 2016-GS2(f)	3.76%	04/10/2026	281,183
	GSAA Home Equity Trust
2,299,353	Series 2006-13(f)	6.04%	07/25/2036	1,089,224
530,946	Series 2006-18(m)	5.68%	11/25/2036	215,138
166,312	Series 2006-6(f)	5.69%	03/25/2036	71,907
913,515	Series 2007-2(m)	6.10%	03/25/2037	324,034
	GSCG Trust
628,000	Series 2019-600C(g)	3.76%	09/06/2024	619,528
1,303,000	Series 2019-600C(f)(g)	4.12%	09/06/2024	1,200,086
	GSR Mortgage Loan Trust
215,938	Series 2005-AR4(f)	3.34%	07/25/2035	217,799
1,314,799	Series 2006-2F	5.25%	02/25/2036	895,582
241,082	Series 2007-2F	5.75%	02/25/2037	624,168
2,651,732	Series 2007-2F	6.00%	03/25/2037	2,168,188
1,047,133	Series 2007-AR2(f)	3.65%	05/25/2037	815,961
	Halcyon Loan Advisors Funding, Ltd.
250,000	Series 2013-2A(f)(g)	3M US L + 2.70%	08/01/2025	248,136
	Harley Marine Financing LLC
924,473	Series 2018-1A(g)	5.68%	05/15/2022	830,085
	Hawaii Hotel Trust
1,391,000	Series 2019-MAUI(f)(g)	1M US L + 2.75%	05/15/2021	1,211,275
	Hayfin Kingsland X, Ltd.
500,000	Series 2019-1A(f)(g)	3M US L + 2.25%	04/28/2031	499,820
	Helios Issuer, LLC Series
1,267,418	Series 2017-1A(g)	4.94%	09/20/2023	1,351,581
	Highbridge Loan Management, Ltd.
500,000	Series 2017-2A(f)(g)	3M US L + 6.60%	10/20/2029	427,432

See Notes to Financial Statements.

61	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2020

Principal Amount/Description		Rate	Maturity	Value
$2,000,000	Series 2018-2015(f)(g)	3M US L + 5.10%	02/05/2031	$1,642,938
500,000	Series 2018-2016(f)(g)	3M US L + 2.90%	07/20/2030	442,577
	Horizon Aircraft Finance III, Ltd.
967,542	Series 2019-2(g)	3.43%	11/15/2026	881,657
	HPLY Trust
572,076	Series 2019-HIT(f)(g)	1M US L + 3.15%	11/15/2021	498,950
1,140,054	Series 2019-HIT(f)(g)	1M US L + 3.90%	11/15/2021	922,523
	HSI Asset Securitization Corp. Trust
9,365,105	Series 2006-HE1(f)	1M US L + 0.14%	10/25/2036	4,239,805
	IMT Trust
325,349	Series 2017-APTS(f)(g)	1M US L + 1.10%	06/15/2034	319,753
	IndyMac IMJA Mortgage Loan Trust
1,094,003	Series 2007-A1	6.00%	08/25/2037	681,985
	IndyMac IMSC Mortgage Loan Trust
4,708,454	Series 2007-F2	6.50%	07/25/2037	2,596,475
	IndyMac Index Mortgage Loan Trust
1,599,385	Series 2005-AR31(f)	3.37%	01/25/2036	1,522,873
964,089	Series 2005-AR35(f)	3.26%	02/25/2036	896,965
2,279,953	Series 2006-AR25(f)	3.08%	09/25/2036	2,079,686
	Invitation Homes
995,000	Series 2018-SFR1(f)(g)	1M US L + 1.25%	03/17/2037	998,476
650,000	Series 2018-SFR1(f)(g)	1M US L + 1.45%	03/17/2037	651,181
	JOL Air, Ltd.
894,664	Series 2019-1(g)	3.97%	04/15/2026	849,960
	JP Morgan Alternative Loan Trust
250,509	Series 2005-S1	6.00%	12/25/2035	229,537
119,595	Series 2006-S3(m)	6.12%	08/25/2036	117,094
	JP Morgan BB Commercial Mortgage Securities Trust
400,000	Series 2014-C21(f)	4.81%	07/15/2024	387,900
2,086,000	Series 2014-C23(f)(g)	3.36%	10/15/2024	1,288,203
388,000	Series 2014-C26(f)	4.52%	12/15/2024	399,327
4,497,980	Series 2015-C28(f)(l)	1.11%	03/15/2025	150,161
1,470,000	Series 2015-C28	3.99%	03/15/2025	1,500,722
8,770,075	Series 2015-C30(f)(l)	0.65%	07/15/2025	185,234
3,462,694	Series 2015-C31(f)(l)	1.03%	08/15/2025	116,956
	JP Morgan Chase Commercial Mortgage Securities Corp.
2,092,000	Series 2018-AON(f)(g)	4.77%	07/05/2023	2,074,585
	JP Morgan Chase Commercial Mortgage Securities Trust
58,582	Series 2006-LDP8(f)(l)	0.29%	05/15/2045	1
4,000,000	Series 2007-CH1(m)	4.85%	11/25/2036	4,359,574
1,157,000	Series 2011-C3(f)(g)	5.85%	03/15/2021	340,485

See Notes to Financial Statements.

Annual Report | September 30, 2020	62

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2020

Principal Amount/Description		Rate	Maturity	Value
$2,323,987	Series 2012-C8(f)(l)	1.92%	09/15/2022	$65,037
1,010,000	Series 2018-WPT(g)	5.54%	07/05/2023	965,577
887,000	Series 2019-COR4	4.44%	12/10/2028	984,268
704,000	Series 2019-MFP(f)(g)	1M US L + 3.00%	07/15/2021	659,004
235,000	Series 2019-UES(g)	4.34%	05/05/2024	236,374
1,135,000	Series 2019-UES(f)(g)	4.45%	05/05/2024	1,062,230
	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C5
1,250,000	Series 2011-C5(f)(g)	5.61%	09/15/2021	1,262,419
	JP Morgan Mortgage Acquisition Corp.
263,260	Series 2006-CH2(m)	5.46%	09/25/2029	217,471
	JP Morgan Mortgage Acquisition Trust 2006-RM1
2,657,639	Series 2006-RM1(f)	1M US L + 0.24%	08/25/2036	1,567,965
	JP Morgan Mortgage Trust
1,034,685	Series 2007-S3	6.00%	07/25/2037	763,011
	JP Morgan Resecuritization Trust
1,019,772	Series 2011-1(f)(g)	6.00%	06/26/2037	953,385
	JPMBB Commercial Mortgage Securities Trust 2015-C27
519,000	Series 2015-C27(f)	4.45%	02/15/2025	521,829
	JPMCC Commercial Mortgage Securities Trust 2017-JP7
486,000	Series 2017-JP7(f)	3.80%	07/15/2027	490,804
	JPMDB Commercial Mortgage Securities Trust 2020-COR7
421,000	Series 2020-COR7(f)	3.85%	03/13/2030	437,774
	Laurel Road Prime Student Loan Trust 2020-A
50,000,000	Series 2020-A(g)(j)	0.00%	11/25/2050	2,859,205
	LB-UBS Commercial Mortgage Trust
400,348	Series 2006-C7(f)(g)(l)	0.88%	11/15/2038	86
	LCM 28, Ltd.
1,000,000	Series 2018-28A(f)(g)	3M US L + 5.75%	10/20/2030	825,446
	LCM Loan Income Fund I Income Note Issuer, Ltd.
500,000	Series 2018-27A(f)(g)	3M US L + 5.60%	07/16/2031	411,213
	LCM XIV LP
1,000,000	Series 2018-14A(f)(g)	3M US L + 2.75%	07/20/2031	867,127
750,000	Series 2018-14A(f)(g)	3M US L + 5.50%	07/20/2031	537,569
	LCM XVII LP
1,000,000	Series 2018-17A(f)(g)	3M US L + 6.00%	10/15/2031	744,391

See Notes to Financial Statements.

63	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2020

Principal Amount/Description		Rate	Maturity	Value
	LCM XX LP
$1,000,000	Series 2018-20A(f)(g)	3M US L + 5.45%	10/20/2027	$800,816
	Legacy Mortgage Asset Trust
13,400,000	Series 2019-GS3(g)(m)	4.25%	04/25/2059	13,515,784
	Lehman Mortgage Trust
4,171,635	Series 2006-1(f)	5.24%	02/25/2036	4,222,207
508,536	Series 2006-6	5.50%	10/25/2036	410,263
3,851,048	Series 2006-7(f)	1M US L + 0.25%	11/25/2036	138,629
3,851,048	Series 2006-7(f)(l)	7.75% - 1M US L	11/25/2036	676,309
1,367,384	Series 2006-8(f)	1M US L + 0.42%	12/25/2036	297,243
1,367,384	Series 2006-8(f)(l)	6.58% - 1M US L	12/25/2036	432,953
597,909	Series 2007-10	6.00%	01/25/2038	624,773
308,501	Series 2007-10	6.50%	01/25/2038	172,187
	Lehman XS Trust
44,232	Series 2006-5(m)	5.89%	04/25/2036	44,801
	MACH 1 Cayman, Ltd.
1,392,578	Series 2019-1(g)	3.47%	08/15/2026	1,244,827
	Madison Park Funding XIV, Ltd.
1,000,000	Series 2018-14A(f)(g)	3M US L + 2.95%	10/22/2030	965,587
1,000,000	Series 2018-14A(f)(g)	3M US L + 5.80%	10/22/2030	866,109
	MBRT 2019-MBR
584,000	Series 2019-MBR(f)(g)	1M US L + 2.55%	11/25/2021	506,423
1,406,000	Series 2019-MBR(f)(g)	1M US L + 2.90%	11/25/2021	1,137,938
	Mello Warehouse Securitization Trust
2,500,000	Series 2019-1(f)(g)	1M US L + 5.50%	05/14/2021	2,494,083
	Merrill Lynch Alternative Note Asset Trust
704,471	Series 2007-F1	6.00%	03/25/2037	155,940
	Merrill Lynch Mortgage Investors Trust Series 2006-RM3
7,279,019	Series 2006-RM3(f)	1M US L + 0.24%	06/25/2037	2,491,705
	MFT Trust 2020-ABC
2,010,000	Series 2020-ABC(f)(g)	3.48%	02/10/2030	1,739,343
	MKT Mortgage Trust
250,000	Series 2020-525M(f)(g)	2.94%	02/12/2030	226,774
	Morgan Stanley Bank of America Merrill Lynch Trust
3,102,188	Series 2012-C5(f)(g)(l)	1.57%	07/15/2022	58,935
350,000	Series 2015-C27(f)	4.68%	11/15/2025	346,926
	Morgan Stanley Capital Barclays Bank Trust 2016-MART
1,250,000	Series 2016-MART(g)	3.31%	09/13/2021	1,200,358
	Morgan Stanley Capital I Trust
1,177,000	Series 2007-IQ15(f)(g)	6.35%	06/11/2049	1,145,237

See Notes to Financial Statements.

Annual Report | September 30, 2020	64

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2020

Principal Amount/Description		Rate	Maturity	Value
$533,909	Series 2011-C1(f)(g)(l)	0.64%	09/15/2047	$7
1,349,599	Series 2016-UB11 XA(f)(l)	1.72%	08/15/2026	84,827
1,000,000	Series 2018-SUN(f)(g)	1M US L + 3.30%	07/15/2035	899,299
	Morgan Stanley Capital I Trust 2017-CLS
576,000	Series 2017-CLS(f)(g)	1M US L + 2.60%	11/15/2034	562,155
	Morgan Stanley Mortgage Loan Trust
1,940,264	Series 2005-3AR(f)	3.24%	07/25/2035	1,785,660
3,312,105	Series 2006-11	6.00%	08/25/2036	2,946,498
864,104	Series 2006-7(f)	5.01%	06/25/2036	719,799
922,610	Series 2006-7	6.00%	06/25/2036	738,030
403,532	Series 2007-3XS(m)	5.70%	01/25/2047	226,850
	Morgan Stanley Re-REMIC Trust
225,747	Series 2011-R1(f)(g)	5.94%	02/26/2037	239,402
	Mosaic Solar Loan Trust
118,678	Series 2017-1A(g)	4.45%	06/20/2042	127,680
451,921	Series 2018-1A(g)	4.01%	08/20/2030	478,664
	Mosaic Solar Loan Trust 2020-1
8,900,000	Series 2020-1A(g)(j)	0.00%	04/20/2046	3,139,012
	Motel 6 Trust 2017-MTL6
968,555	Series 2017-MTL6(f)(g)	1M US L + 4.25%	08/15/2034	947,817
	MSCG Trust
2,154,000	Series 2018-SELF(f)(g)	1M US L + 3.05%	10/15/2020	2,044,886
	Natixis Commercial Mortgage Securities Trust 2018-FL1
426,222	Series 2018-FL1(f)(g)	1M US L + 2.35%	06/15/2035	402,876
	Navient Private Education Refi Loan Trust
500,000	Series 2018-A(g)	3.68%	11/17/2025	509,718
	Nomura Asset Acceptance Corp. Alternative Loan Trust
1,153,719	Series 2005-AP3(f)	5.32%	08/25/2035	711,661
	Ocagon Investment Partners 20-R, Ltd.
1,500,000	Series 2019-4A(f)(g)	3M US L + 6.80%	05/12/2031	1,365,000
	Octagon Investment Partners 26, Ltd.
1,000,000	Series 2018-1A(f)(g)	3M US L + 8.09%	07/15/2030	753,767
	Octagon Investment Partners 29, Ltd.
2,000,000	Series 2020-1A(f)(g)	3M US L + 7.25%	01/24/2033	1,888,530
	Octagon Investment Partners 37, Ltd.
500,000	Series 2018-2A(f)(g)	3M US L + 2.85%	07/25/2030	465,635

See Notes to Financial Statements.

65	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2020

Principal Amount/Description		Rate	Maturity	Value
	Octagon Investment Partners 44, Ltd.
$1,000,000	Series 2019-1A(f)(g)	3M US L + 3.65%	07/20/2032	$979,968
	Octagon Investment Partners 47, Ltd.
500,000	Series 2020-1A(f)(g)	3M US L + 3.35%	04/20/2031	502,349
	Octagon Investment Partners XVI, Ltd.
500,000	Series 2018-1A(f)(g)	3M US L + 3.00%	07/17/2030	471,650
1,000,000	Series 2018-1A(f)(g)	3M US L + 5.75%	07/17/2030	878,034
	Octagon Investment Partners XXI, Ltd.
1,000,000	Series 2019-1A(f)(g)	3M US L + 7.00%	02/14/2031	947,443
	Octagon Investment Partners XXII, Ltd.
970,000	Series 2018-1A(f)(g)	3M US L + 1.90%	01/22/2030	932,051
500,000	Series 2018-1A(f)(g)	3M US L + 5.45%	01/22/2030	428,644
	OHA Credit Funding 1, Ltd.
500,000	Series 2018-1A(f)(g)	3M US L + 3.05%	10/20/2030	485,484
	OHA Credit Funding 3, Ltd.
1,000,000	Series 2019-3A(f)(g)	3.55% - 3M US L	07/20/2032	978,523
	OHA Credit Funding 5, Ltd.
2,000,000	Series 2020-5A(f)(g)	3M US L + 6.25%	04/18/2033	1,879,641
	One Market Plaza Trust
1,211,000	Series 2017-1MKT(g)	4.14%	02/10/2024	1,230,098
	PHH Alternative Mortgage Trust
780,463	Series 2007-2	6.00%	05/25/2037	716,187
	PR Mortgage Loan Trust
9,869,224	Series 2014-1(f)(g)	5.91%	09/25/2047	9,773,946
	Pretium Mortgage Credit Partners I 2019-NPL2 LLC
1,000,000	Series 2019-NPL2(g)(m)	5.93%	12/27/2058	1,000,628
	Pretium Mortgage Credit Partners I LLC
501,570	Series 2019-NPL2(g)(m)	3.84%	12/27/2058	503,440
	Prime Mortgage Trust
28,676	Series 2006-1	5.50%	06/25/2036	28,470
78,804	Series 2006-DR1(g)	5.50%	05/25/2035	65,941
	Primose Funding LLC
992,500	Series 2019-1A(g)	4.48%	07/30/2026	1,033,135
	Prosper Marketplace Issuance Trust
	Series 2018-1
601,300	Series 2018-1A(g)	4.87%	06/17/2024	602,541
	PRPM 2019-4 LLC
2,689,630	Series 2019-4A(g)(m)	3.35%	11/25/2024	2,700,940

See Notes to Financial Statements.

Annual Report | September 30, 2020	66

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2020

Principal Amount/Description		Rate	Maturity	Value
$3,400,000	Prpm 2020-3 A2(g)(m)	5.07%	09/25/2025	$3,399,996
	PRPM LLC
13,000,000	Series 2020-1A(g)(m)	3.97%	02/25/2023	12,592,391
	RBSGC Structured Trust
180,231	Series 2008-B(g)	6.00%	06/25/2037	180,529
	Residential Accredit Loans, Inc.
1,487,290	Series 2005-QS17	6.00%	12/25/2035	1,473,720
4,159,939	Series 2006-QA5(f)	1M US L + 0.22%	07/25/2036	2,412,115
2,112,922	Series 2006-QS10	6.50%	08/25/2036	2,147,794
770,350	Series 2006-QS4	6.00%	04/25/2036	749,263
1,240,013	Series 2006-QS6	6.00%	06/25/2036	1,206,858
1,361,070	Series 2006-QS7	6.00%	06/25/2036	1,295,714
71,554	Series 2006-QS7(f)	1M US L + 0.40%	06/25/2036	49,549
214,662	Series 2006-QS7(f)(l)	5.60% - 1M US L	06/25/2036	33,345
88,887	Series 2006-QS8(f)	1M US L + 0.45%	08/25/2036	62,208
266,660	Series 2006-QS8(f)(l)	5.55% - 1M US L	08/25/2036	43,944
1,991,544	Series 2007-QS3	6.50%	02/25/2037	1,954,116
57,363	Series 2007-QS6	6.25%	04/25/2037	56,394
8,082	Series 2007-QS6(f)	55.00% -8.33 x 1M US L	04/25/2037	15,780
2,859,509	Series 2007-QS9	6.50%	07/25/2037	2,790,850
315,015	Series 2008-QR1	6.00%	08/25/2036	270,220
	Residential Asset Securitization Trust
466,076	Series 2006-A1	6.00%	04/25/2036	341,846
981,525	Series 2006-A2	6.00%	05/25/2036	641,177
896,311	Series 2006-A6	6.50%	07/25/2036	355,536
327,951	Series 2006-A8	6.00%	08/25/2036	281,857
150,717	Series 2006-A8	6.50%	08/25/2036	77,109
319,110	Series 2006-A8(f)(l)	5.90% - 1M US L	08/25/2036	108,794
1,474,599	Series 2007-A1	6.00%	03/25/2037	869,726
72,051	Series 2007-A6	6.00%	06/25/2037	61,369
2,676,147	Series 2007-A7	6.00%	07/25/2037	1,563,023
	Residential Funding Mortgage Securities I Trust
744,422	Series 2006-S3	5.50%	03/25/2036	716,971
1,297,148	Series 2006-S6	6.00%	07/25/2036	1,295,359
309,463	Series 2007-S3	6.00%	03/25/2037	280,099
226,932	Series 2007-S6	6.00%	06/25/2037	225,627
	Sapphire Aviation Finance I, Ltd.
2,801,238	Series 2018-1A(g)	5.93%	03/15/2025	1,762,655
	Sapphire Aviation Finance II, Ltd.
458,286	Series 2020-1A(g)	3.23%	03/15/2027	409,574

See Notes to Financial Statements.

67	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2020

Principal Amount/Description		Rate	Maturity	Value
	Sequoia Mortgage Trust
$1,736,288	Series 2007-3(f)	3.26%	07/20/2037	$1,580,778
	SMB Private Education Loan Trust
434,277	Series 2018-B(f)(g)	1M US L + 0.72%	08/15/2027	431,849
	SoFi Consumer Loan Program, LLC
8,152	Series 2017-2(g)	3.28%	02/25/2026	8,167
	Sofi Professional Loan Program 2018-C Trust
80,000	Series 2018-C(g)(j)	0.00%	01/25/2048	2,968,913
	SoFi Professional Loan Program Trust
50,000	Series 2020-A(g)(j)	0.00%	05/15/2046	3,032,215
	Sofi Professional Loan Program, LLC
32,412	Series 2018-A(g)(j)	0.00%	02/25/2042	1,572,907
	SoFi Professional Loan Program, LLC
300,000	Series 2017-D(g)	3.61%	09/25/2040	310,308
56,760	Series 2019-B(g)(j)	0.00%	08/17/2048	1,858,535
	Sprite, Ltd.
322,873	Series 2017-1(g)	4.25%	12/15/2024	294,589
	Stack Infrastructure Issuer LLC
984,167	Series 2019-1A(g)	4.54%	02/26/2024	1,062,896
750,000	Series 2019-2A(g)	3.08%	10/25/2024	769,870
	Start, Ltd.
726,650	Series 2018-1(g)	4.09%	05/15/2025	668,835
824,567	Series 2019-1(g)	4.09%	03/15/2026	775,892
	Structured Adjustable Rate Mortgage Loan Trust
713,252	Series 2005-15(f)	3.31%	07/25/2035	534,216
	Structured Asset Securities Corp.
198,806	Series 2005-RF1(f)(g)	1M US L + 0.35%	03/25/2035	176,514
200,026	Series 2005-RF1(f)(g)(l)	4.67%	03/25/2035	35,395
	Sunnova Sol Issuer LLC
994,998	Series 2020-1A(g)	3.35%	01/30/2030	1,007,601
	Sunrun Atlas Issuer LLC
1,228,602	Series 2019-2(g)	3.61%	10/30/2027	1,292,161
	TBW Mortgage-Backed Trust
1,368,918	Series 2006-2	7.00%	07/25/2036	479,557
	Textainer Marine Containers VII, Ltd.
496,269	Series 2019-1A(g)	3.96%	10/20/2026	496,318
	Thunderbolt II Aircraft Lease, Ltd.
4,464,286	Series 2018-A(g)(m)	5.07%	09/15/2038	3,184,571
	Towd Point Mortgage Trust 2019-SJ2
3,310,000	Series 2019-SJ2(f)(g)	4.25%	11/25/2058	3,422,496

See Notes to Financial Statements.

Annual Report | September 30, 2020	68

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2020

Principal Amount/Description		Rate	Maturity	Value
	Trimaran Cavu 2019-1, Ltd.
$1,700,000	Series 2019-1A(f)(g)	3M US L + 4.15%	07/20/2032	$1,676,399
	TRIP Rail Master Funding, LLC
138,172	Series 2017-1A(g)	2.71%	07/15/2021	138,467
	UBS Commercial Mortgage Trust
464,000	Series 2017-C6(f)	4.15%	12/15/2027	492,199
	UBS Commercial Mortgage Trust 2018-C10
520,000	Series 2018-C10(f)	5.26%	05/15/2028	569,171
	UBS Commercial Mortgage Trust 2018-C9
928,000	Series 2018-C9(f)	5.05%	03/15/2028	912,702
	UBS-Barclays Commercial Mortgage Trust
989,000	Series 2013-C5(f)(g)	4.23%	02/10/2023	524,043
	Vantage Data Centers Issuer, LLC
730,625	Series 2018-1A(g)	4.07%	02/15/2023	757,592
	VB-S1 Issuer LLC
500,000	Series 2020-1A(g)	3.03%	06/15/2025	522,795
	VB-S1 Issuer, LLC
3,000,000	Series 2018-1A(g)	5.25%	02/15/2023	3,064,722
	VCC 2020-MC1 Trust
9,041,218	Series 2020-MC1(f)(g)	4.50%	06/25/2045	8,914,702
	Velocity Commercial Capital Loan Trust
613,847	Series 2018-2(f)(g)	4.05%	09/25/2024	624,589
1,335,650	Series 2019-1(f)(g)	3.94%	01/25/2027	1,363,526
397,711	Series 2019-1(f)(g)	4.01%	07/25/2027	398,101
394,913	Series 2019-1(f)(g)	4.12%	11/25/2027	387,439
	Vericrest Opportunity Loan Trust 2019-NPL7
195,771	Series 2019-NPL7(g)(m)	3.18%	10/25/2049	196,494
	Wachovia Bank Commercial Mortgage Trust
39,161	Series 2006-C29(f)(l)(n)	0.46%	11/15/2048	0
	Wachovia Mortgage Loan Trust, LLC Series Trust
517,731	Series 2005-B(f)	3.22%	10/20/2035	495,105
	Washington Mutual Alternative Mortgage Pass-Through Certificates
1,334,899	Series 2005-1	6.00%	03/25/2035	1,352,533
55,905	Series 2005-9	5.50%	11/25/2035	49,729
428,821	Series 2006-5	6.00%	07/25/2036	376,443

See Notes to Financial Statements.

69	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2020

Principal Amount/Description		Rate	Maturity	Value
	Washington Mutual Mortgage Pass-Through Certificates Trust
$820,401	Series 2006-2	6.00%	03/25/2036	$843,789
	WAVE LLC
946,388	Series 2019-1(g)	3.60%	09/15/2027	868,061
967,901	Series 2019-1(g)	6.41%	09/15/2027	528,420
	Wells Fargo Alternative Loan Trust
391,618	Series 2007-PA2(f)	1M US L + 0.43%	06/25/2037	314,119
391,618	Series 2007-PA2(f)(l)	6.07% - 1M US L	06/25/2037	53,591
171,684	Series 2007-PA3	5.75%	07/25/2037	164,075
572,915	Series 2007-PA3	6.25%	07/25/2037	569,019
2,908,685	Series 2007-PA5	6.25%	11/25/2037	2,876,622
	Wells Fargo Commercial Mortgage Trust
158,000	Series 2014-LC16(g)	3.94%	06/15/2024	92,913
520,000	Series 2015-NXS4(f)	4.82%	11/15/2025	549,708
1,000,000	Series 2016-C33(g)	3.12%	03/15/2059	865,550
5,628,945	Series 2016-C37(f)(g)(l)	1.60%	12/15/2049	390,913
695,000	Series 2016-LC25(f)	4.56%	11/15/2026	748,441
518,000	Series 2018-C45	4.73%	06/15/2028	531,632
523,000	Series 2018-C47(f)	5.10%	10/15/2028	520,675
436,000	Series 2018-C48(f)	5.29%	12/15/2028	460,988
901,000	Series 2019-C49	4.55%	02/15/2029	1,041,871
	Wells Fargo Commercial Mortgage Trust 2015-C28
1,539,000	Series 2015-C28(f)	4.24%	05/15/2025	1,309,218
	Wells Fargo Commercial Mortgage Trust 2015-NXS4
1,245,000	Series 2015-NXS4(f)	3.82%	11/15/2025	1,103,493
	WF-RBS Commercial Mortgage Trust
1,989,843	Series 2012-C9(f)(g)(l)	2.04%	11/15/2045	58,952
3,513,115	Series 2014-C21(f)(l)	1.19%	08/15/2047	109,395
4,277,580	Series 2014-C22(f)(l)	0.95%	09/15/2057	107,472
636,000	Series 2014-C23(f)(g)	4.14%	10/15/2057	556,631
	Willis Engine Structured Trust V
977,229	Series 2020-A(g)	3.23%	03/15/2028	810,404
2,300,108	Zephyrus Capital Aviation Tl	4.61%	10/15/2038	2,111,418

TOTAL NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $479,963,982)				454,699,084

U.S. GOVERNMENT BONDS AND NOTES - 7.43%
1,030,000	U.S. Treasury Bonds	2.25%	08/15/2027	1,155,411

See Notes to Financial Statements.

Annual Report | September 30, 2020	70

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2020

Principal Amount/Description		Rate	Maturity	Value
$5,830,000	U.S. Treasury Bonds	2.25%	11/15/2027	$6,554,879
7,200,000	U.S. Treasury Bonds	1.63%	08/15/2029	7,837,875
4,530,000	U.S. Treasury Bonds	1.13%	08/15/2040	4,446,124
530,000	U.S. Treasury Bonds	2.75%	11/15/2042	678,835
3,710,000	U.S. Treasury Bonds	3.13%	02/15/2043	5,028,064
3,490,000	U.S. Treasury Bonds	3.63%	08/15/2043	5,089,402
3,910,000	U.S. Treasury Bonds	2.75%	11/15/2047	5,082,236
3,510,000	U.S. Treasury Bonds	1.38%	08/15/2050	3,434,864
7,830,000	U.S. Treasury Notes	1.75%	11/30/2021	7,976,812
6,850,000	U.S. Treasury Notes	0.13%	09/30/2022	6,849,465
10,280,000	U.S. Treasury Notes	0.13%	09/15/2023	10,270,764
5,840,000	U.S. Treasury Notes	2.13%	09/30/2024	6,285,300
6,265,000	U.S. Treasury Notes	2.25%	10/31/2024	6,782,352
3,570,000	U.S. Treasury Notes	2.75%	02/28/2025	3,964,234
5,710,000	U.S. Treasury Notes	3.00%	09/30/2025	6,480,404
11,420,000	U.S. Treasury Notes	0.25%	09/30/2025	11,405,279
935,000	U.S. Treasury Notes	2.63%	01/31/2026	1,049,355
4,800,000	U.S. Treasury Notes	2.25%	03/31/2026	5,302,500
5,710,000	U.S. Treasury Notes	1.63%	10/31/2026	6,136,689
17,010,000	U.S. Treasury Notes	0.38%	09/30/2027	16,897,043
6,280,000	U.S. Treasury Notes	0.63%	08/15/2030	6,244,184

TOTAL U.S. GOVERNMENT BONDS AND NOTES
(Cost $132,170,881)				134,952,071

MUNICIPAL BONDS - 0.02%
120,000	Missouri Highway & Transportation Commission, Revenue Bonds	5.06%	05/01/2024	135,415
165,000	State of California, General Obligation Bonds	7.55%	04/01/2039	289,039

TOTAL MUNICIPAL BONDS
(Cost $365,447)				424,454

U.S. GOVERNMENT / AGENCY MORTGAGE BACKED SECURITIES - 15.85%
	Banc of America Funding
3,250,008	Series 2007-A(f)	1M US L + 0.21%	02/20/2047	2,966,574
	Chase Mortgage Finance Trust
5,545,756	Series 2007-S4	6.00%	06/25/2037	3,903,101
	ChaseFlex Trust Series
5,257,885	Series 2007-M1(f)	1M US L + 0.23%	08/25/2037	4,085,104
	Citigroup Mortgage Loan Trust
9,590,900	Series 2018-A(f)(g)	4.25%	01/25/2068	9,539,935

See Notes to Financial Statements.

71	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2020

Principal Amount/Description		Rate	Maturity	Value
	Connecticut Avenue Securities Trust
$5,000,000	Series 2019-R05(f)(g)	1M US L + 4.10%	07/25/2039	$4,407,814
	Deephaven Residential Mortgage Trust
6,613,000	Series 2020-1(f)(g)	3.66%	03/25/2024	6,480,207
4,000,000	Series 2020-1(f)(g)	4.54%	03/25/2024	3,705,853
	Fannie Mae Interest Strip
11,853,850	Series 2014-419(l)	3.50%	04/25/2044	1,723,810
	Fannie Mae Pool
4,400,000	Series 2020-	1.50%	10/01/2035	4,504,290
2,000,000	Series 2020-	2.00%	10/01/2040	2,069,304
7,400,000	Series 2020-	2.00%	10/01/2050	7,625,577
3,000,000	Series Pool #BL4424	2.14%	10/01/2029	3,237,585
3,000,000	Series Pool #BL5156	2.37%	12/01/2029	3,300,909
3,629,498	Series Pool #MA3987	2.50%	04/01/2040	3,810,869
	Fannie Mae REMICS
11,180,858	Series 2014-1(f)(l)	5.90% - 1M US L	02/25/2044	2,121,768
13,346,099	Series 2015-54(f)(l)	6.15% - 1M US L	07/25/2045	2,833,524
4,232,042	Series 2020-45	3.00%	07/25/2040	4,525,371
	Federal Home Loan Mortgage Corp. Pool
217,692	Series Pool #G01840	5.00%	07/01/2035	250,570
80,603	Series Pool #G04817	5.00%	09/01/2038	92,748
	Federal Home Loan Mortgage Corp. REMICS
1,072,671	Series 2003-2722(f)	9.89% - 1M US L	12/15/2033	1,376,671
201,656	Series 2005-R003	5.50%	10/15/2035	235,375
1,502,080	Series 2006-3244(f)(l)	6.66% - 1M US L	11/15/2036	356,568
72,409	Series 2007-3261(f)(l)	6.43% - 1M US L	01/15/2037	16,984
160,781	Series 2007-3262(f)(l)	6.40% - 1M US L	01/15/2037	25,105
701,676	Series 2007-3301(f)(l)	6.10% - 1M US L	04/15/2037	141,870
491,401	Series 2007-3303(f)(l)	6.10% - 1M US L	04/15/2037	98,121
151,709	Series 2007-3382(f)(l)	6.00% - 1M US L	11/15/2037	21,272
402,485	Series 2007-3384(f)(l)	6.31% - 1M US L	08/15/2036	86,242
138,881	Series 2007-3384(f)(l)	6.39% - 1M US L	11/15/2037	17,125
189,872	Series 2008-3417(f)(l)	6.18% - 1M US L	02/15/2038	24,409
3,773,666	Series 2008-3423(f)(l)	6.00% - 1M US L	03/15/2038	30,421
198,087	Series 2008-3423(f)(l)	5.65% - 1M US L	03/15/2038	24,605
1,533,698	Series 2009-3510(f)(l)	6.75% - 1M US L	02/15/2037	322,135
379,505	Series 2009-3523(f)(l)	6.00% - 1M US L	04/15/2039	70,969
72,467	Series 2009-3524(l)	3.54%	06/15/2038	78,268
11,868	Series 2009-3549(f)(l)	5.80% - 1M US L	07/15/2039	1,498
836,530	Series 2009-3560(f)(l)	6.40% - 1M US L	11/15/2036	148,394
312,184	Series 2010-3641	4.50%	03/15/2040	357,436

See Notes to Financial Statements.

Annual Report | September 30, 2020	72

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2020

Principal Amount/Description		Rate	Maturity	Value
$415,795	Series 2010-3726(f)(l)	6.05% - 1M US L	09/15/2040	$84,878
1,855,528	Series 2010-3728(f)(l)	4.45% - 1M US L	09/15/2040	246,580
676,714	Series 2010-3779	3.50%	12/15/2030	735,856
126,709	Series 2010-3779	4.00%	12/15/2030	139,693
457,356	Series 2010-3779	4.50%	12/15/2040	510,586
73,215	Series 2011-3786(f)	9.50% - 1M US L	01/15/2041	86,454
962,369	Series 2011-3795	4.00%	01/15/2041	1,042,787
62,698	Series 2011-3798(f)	9.50% - 1M US L	11/15/2040	70,459
426,350	Series 2011-3808	3.50%	02/15/2031	459,652
39,198	Series 2011-3809(f)	9.50% - 1M US L	02/15/2041	50,804
796,989	Series 2011-3815(f)(l)	5.85% - 1M US L	02/15/2041	161,033
349,906	Series 2011-3824	3.50%	03/15/2031	379,735
425,388	Series 2011-3824(f)(l)	7.10% - 1M US L	08/15/2036	102,453
464,065	Series 2011-3863	5.50%	08/15/2034	530,462
562,100	Series 2011-3864(f)	9.20% - 1M US L	05/15/2041	683,932
532,213	Series 2011-3871	5.50%	06/15/2041	622,862
514,071	Series 2011-3872(f)(l)	5.95% - 1M US L	06/15/2041	98,792
2,891,974	Series 2011-3910	5.00%	08/15/2041	3,405,342
2,306,686	Series 2011-3924(f)(l)	6.00% - 1M US L	09/15/2041	421,713
114,929	Series 2011-3925(l)	3.00%	09/15/2021	1,350
3,187,829	Series 2012-3(f)(l)	5.95% - 1M US L	02/25/2042	606,343
3,045,318	Series 2013-4170(f)	4.05% - 1M US L	01/15/2033	3,173,541
10,786,400	Series 2013-4218	2.50%	02/15/2043	11,504,383
5,764,144	Series 2013-4239(j)	0.00%	07/15/2043	5,163,396
4,904,553	Series 2014-4413	3.50%	11/15/2044	5,210,826
3,546,295	Series 2015-4434	3.00%	02/15/2045	3,979,416
3,448,883	Series 2015-4440	2.50%	02/15/2045	3,694,597
	Federal Home Loan Mortgage Corp. Strips
2,256,279	Series 2017-358	3.00%	10/15/2047	2,390,754
	Federal National Mortgage Association Pool
60,974	Series Pool #555743	5.00%	09/01/2033	69,942
73,478	Series Pool #735382	5.00%	04/01/2035	84,489
198,326	Series Pool #735383	5.00%	04/01/2035	228,036
132,555	Series Pool #735484	5.00%	05/01/2035	152,418
55,357	Series Pool #AH4437	4.00%	01/01/2041	58,134
	Federal National Mortgage Association REMICS
66,027	Series 2004-46(f)(l)	6.00% - 1M US L	03/25/2034	7,434
239,388	Series 2006-101(f)(l)	6.58% - 1M US L	10/25/2036	54,595
704,055	Series 2006-123(f)(l)	6.32% - 1M US L	01/25/2037	150,707
3,397,610	Series 2006-92(f)(l)	6.58% - 1M US L	10/25/2036	727,938
83,657	Series 2007-102(f)(l)	6.40% - 1M US L	11/25/2037	17,547

See Notes to Financial Statements.

73	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2020

Principal Amount/Description		Rate	Maturity	Value
$79,111	Series 2007-108(f)(l)	6.36% - 1M US L	12/25/2037	$12,313
15,460	Series 2007-30(f)(l)	6.11% - 1M US L	04/25/2037	2,493
359,528	Series 2007-38(f)(l)	6.08% - 1M US L	05/25/2037	44,784
11,295	Series 2007-51(f)(l)	6.10% - 1M US L	06/25/2037	1,735
38,050	Series 2007-53(f)(l)	6.10% - 1M US L	06/25/2037	4,854
476,712	Series 2007-57(f)(l)	6.62% - 1M US L	10/25/2036	96,190
91,723	Series 2007-68(f)(l)	6.65% - 1M US L	07/25/2037	15,050
558,194	Series 2008-3(f)(l)	6.46% - 1M US L	02/25/2038	126,109
160,965	Series 2008-56(f)(l)	6.06% - 1M US L	07/25/2038	22,111
34,299	Series 2008-81	5.50%	09/25/2038	39,007
285,683	Series 2009-111	5.00%	01/25/2040	328,154
145,795	Series 2009-111(f)(l)	6.25% - 1M US L	01/25/2040	23,260
927,576	Series 2009-12(f)(l)	6.60% - 1M US L	03/25/2036	196,347
31,442	Series 2009-28(f)(l)	6.00% - 1M US L	04/25/2037	5,941
345,073	Series 2009-41	4.50%	06/25/2039	377,081
80,079	Series 2009-42(f)(l)	6.00% - 1M US L	06/25/2039	13,214
184,511	Series 2009-47(f)(l)	6.10% - 1M US L	07/25/2039	26,304
102,606	Series 2009-62(f)(l)	6.10% - 1M US L	08/25/2039	14,201
59,217	Series 2009-66(f)(l)	5.80% - 1M US L	02/25/2038	10,518
44,598	Series 2009-68(f)(l)	5.25% - 1M US L	09/25/2039	5,426
188,970	Series 2010-11(f)(l)	4.80% - 1M US L	02/25/2040	20,402
36,317	Series 2010-111(f)(l)	6.00% - 1M US L	10/25/2040	5,484
103,243	Series 2010-112	4.00%	10/25/2040	107,237
126,141	Series 2010-115(f)(l)	6.60% - 1M US L	11/25/2039	22,653
1,786,553	Series 2010-115(f)(l)	6.00% - 1M US L	10/25/2040	428,223
4,098,066	Series 2010-123(f)(l)	6.05% - 1M US L	11/25/2040	843,861
676,877	Series 2010-15(f)(l)	4.95% - 1M US L	03/25/2040	102,651
71,550	Series 2010-34(f)(l)	4.93% - 1M US L	04/25/2040	8,359
58,921	Series 2010-4(f)(l)	6.23% - 1M US L	02/25/2040	10,829
82,039	Series 2010-58(f)	12.47% - 1M US L	06/25/2040	106,302
2,670,508	Series 2010-75	4.50%	07/25/2040	2,999,981
200,380	Series 2010-9(f)(l)	4.75% - 1M US L	02/25/2040	22,881
48,273	Series 2010-9(f)(l)	5.30% - 1M US L	02/25/2040	7,253
12,964	Series 2010-90(f)(l)	6.00% - 1M US L	08/25/2040	1,776
350,976	Series 2011-16	3.50%	03/25/2031	380,261
514,959	Series 2011-25	3.00%	04/25/2026	537,004
368,350	Series 2011-29	3.50%	04/25/2031	395,886
34,106	Series 2011-48(f)	9.20% - 1M US L	06/25/2041	34,846
343,212	Series 2011-5(f)(l)	6.40% - 1M US L	11/25/2040	32,946
3,309,136	Series 2012-106(f)(l)	6.16% - 1M US L	10/25/2042	693,204
1,194,654	Series 2012-124(f)	7.79% - 1M US L	11/25/2042	1,434,063
9,795,601	Series 2012-128(f)	6.00% - 1M US L	11/25/2042	10,806,929
189,607	Series 2012-29(f)(l)	6.00% - 1M US L	04/25/2042	39,110
706,932	Series 2012-32(l)	5.00%	04/25/2042	112,221

See Notes to Financial Statements.

Annual Report | September 30, 2020	74

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2020

Principal Amount/Description		Rate	Maturity	Value
$3,338,277	Series 2012-65(f)(l)	5.98% - 1M US L	06/25/2042	$637,224
2,393,770	Series 2013-19(f)	5.40% - 1M US L	03/25/2043	2,499,090
9,646,208	Series 2013-51(f)	5.40% - 1M US L	04/25/2043	9,896,757
966,871	Series 2015-59	3.00%	06/25/2041	976,233
10,525,353	Series 2015-79	3.00%	11/25/2045	11,310,274
1,518,121	Series 2015-9	3.00%	01/25/2045	1,633,967
2,878,746	Series 2016-72	3.00%	10/25/2046	2,888,637
2,299,558	Series 2018-21(j)	0.00%	04/25/2048	2,148,230
1,726,001	Series 2018-27	3.00%	12/25/2047	1,800,121
2,098,619	Series 2018-36	3.00%	06/25/2048	2,207,688
3,414,572	Series 2019-12	3.00%	04/25/2049	3,576,352
	FMC GMSR Issuer Trust
500,000	Series 2019-GT1(f)(g)	5.66%	05/25/2024	447,200
5,000,000	Series 2019-GT2(f)(g)	4.72%	09/25/2024	4,417,543
	Freddie Mac Pool
4,958,206	Series 2020-	2.00%	08/01/2050	5,128,059
2,000,000	Series 2020-	2.00%	10/01/2050	2,049,899
2,437,995	Series Pool #RB5022	3.00%	11/01/2039	2,554,500
	Freddie Mac REMICS
4,796,271	Series 2011-3972(f)(l)	5.90% - 1M US L	12/15/2041	863,458
4,468,114	Series 2017-4703	3.50%	07/15/2047	4,929,064
	Government National Mortgage Association
51,129	Series 2004-83(f)(l)	6.08% - 1M US L	10/20/2034	9,138
43,637	Series 2008-6(f)(l)	6.46% - 1M US L	02/20/2038	7,961
41,307	Series 2008-67(f)(l)	6.00% - 1M US L	08/20/2038	7,176
652,806	Series 2008-69(f)(l)	7.63% - 1M US L	08/20/2038	145,650
59,384	Series 2009-10(f)(l)	6.65% - 1M US L	02/16/2039	11,485
813,532	Series 2009-35	4.50%	05/20/2039	915,198
3,345,937	Series 2009-58(f)(l)	6.25% - 1M US L	06/20/2039	542,753
46,521	Series 2009-6(f)(l)	5.95% - 1M US L	02/20/2038	5,957
1,516,825	Series 2009-75	5.00%	09/20/2039	1,733,955
3,544,318	Series 2010-121(f)(l)	6.00% - 1M US L	09/20/2040	675,141
62,492	Series 2010-61(f)(l)	6.55% - 1M US L	09/20/2039	10,996
112,775	Series 2010-98(f)(l)	5.65%	03/20/2039	12,473
2,406,580	Series 2011-148	3.50%	11/16/2041	2,619,573
518,657	Series 2011-69(j)	0.00%	05/20/2041	505,507
1,515,737	Series 2011-71	4.50%	02/20/2041	1,697,617
1,009,713	Series 2011-71(f)(l)	5.40% - 1M US L	05/20/2041	171,717
320,567	Series 2011-72(f)(l)	6.15% - 1M US L	05/20/2041	70,196
1,588,592	Series 2011-89(f)(l)	5.45% - 1M US L	06/20/2041	271,750
159,738	Series 2012-105(f)(l)	6.20% - 1M US L	01/20/2041	3,926
4,158,479	Series 2013-113(f)(l)	6.25% - 1M US L	03/20/2043	515,747
5,980,687	Series 2013-122(f)(l)	6.10% - 1M US L	08/16/2043	1,070,694

See Notes to Financial Statements.

75	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2020

Principal Amount/Description		Rate	Maturity	Value
$3,715,424	Series 2013-148(f)(l)	5.68% - 1M US L	10/16/2043	$840,277
6,261,614	Series 2013-186(f)(l)	6.25% - 1M US L	02/16/2043	950,059
3,900,452	Series 2014-156(f)(l)	6.25% - 1M US L	10/20/2044	737,078
7,662,642	Series 2014-4(f)(l)	6.10% - 1M US L	01/16/2044	1,332,773
9,052,209	Series 2014-41(f)(l)	6.10% - 1M US L	03/20/2044	1,833,657
5,104,387	Series 2014-5(f)(l)	6.15% - 1M US L	07/20/2043	717,173
5,312,227	Series 2014-95(f)(l)	6.25% - 1M US L	06/16/2044	1,110,470
13,796,595	Series 2015-80(f)(l)	6.25% - 1M US L	06/20/2045	3,115,656
15,149,207	Series 2018-97(f)(l)	6.20% - 1M US L	07/20/2048	1,944,124
20,057,788	Series 2019-22(f)(l)	5.60% - 1M US L	02/20/2045	4,082,663
15,575,548	Series 2019-92(f)(l)	6.10% - 1M US L	07/20/2049	2,136,753
15,973,565	Series 2020-112(f)(l)	6.25% - 1M US L	08/20/2050	3,096,635
21,264,955	Series 2020-47(f)(l)	6.00% - 1M US L	05/20/2044	3,991,806
	Homeward Opportunities Fund Trust 2020-BPL1
1,000,000	Series 2020-BPL1(g)(m)	5.44%	08/25/2025	1,002,247
	JP Morgan Resecuritization Trust
3,128,486	Series 2014-6(f)(g)	1M US L + 0.21%	07/27/2046	2,938,540
	Legacy Mortgage Asset Trust
13,310,000	Series 2019-GS7(g)(m)	4.50%	11/25/2059	13,074,575
	LHOME Mortgage Trust
4,250,000	Series 2020-RTL1(g)(m)	3.72%	10/25/2022	3,982,488
3,750,000	Series 2020-RTL1(g)(m)	4.95%	10/25/2022	3,073,313
	Mello Warehouse Securitization Trust
3,500,000	Series 2019-1(f)(g)	1M US L + 3.50%	05/14/2021	3,483,126
5,680,000	Series 2019-2(f)(g)	1M US L + 3.25%	10/25/2021	5,558,641
	New Residential Mortgage Loan Trust 2019-NQM3
3,700,000	Series 2019-NQM3(f)(g)	4.65%	08/25/2024	3,808,410
	PRPM 2019-1 LLC
3,400,000	Series 2019-1A(g)(m)	5.00%	01/25/2024	3,396,961
	Residential Mortgage Loan Trust
3,250,000	Series 2020-1(f)(g)	4.67%	02/25/2024	2,958,417
	Toorak Mortgage Corp., Ltd.
3,500,000	Series 2019-2(m)	4.21%	09/25/2022	3,178,936
	Verus Securitization Trust 2019-INV3
2,300,000	Series 2019-INV3(f)(g)	3.28%	11/25/2059	2,348,938

TOTAL U.S. GOVERNMENT / AGENCY MORTGAGE BACKED SECURITIES
(Cost $337,958,148)				287,910,376

See Notes to Financial Statements.

Annual Report | September 30, 2020	76

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2020

Shares/Description		Value
Warrants - 0.00%(b)
219,520	Oas SA, Strike Price 1.00, Expires 05/16/2039(k)	$0

TOTAL WARRANTS
(Cost $0)		0

SHORT-TERM INVESTMENTS - 12.61%
Money Market Fund - 12.58%
228,411,532	State Street Institutional Trust (7 Day Yield 0.02%)	228,411,532

Principal Amount/Description		Rate	Maturity	Value
U.S. Treasury - 0.03%
$410,000	United States Treasury Bill(o)	0.16%	11/27/2020	409,942
125,000	United States Treasury Bill(o)	1.54%	11/05/2020	124,990
				534,932

TOTAL SHORT-TERM INVESTMENTS
(Cost $228,946,257)				228,946,464

TOTAL INVESTMENTS - 99.76%
(Cost $1,894,498,821)				$1,811,894,028
OTHER ASSETS IN EXCESS OF LIABILITIES - 0.24%				4,333,746
NET ASSETS - 100.00%				$1,816,227,774

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

SOFR - Secured Overnight Financing Rate Data

TI - Treasury Index

Libor Rates:

1M US L - 1 Month LIBOR as of September 30, 2020 was 0.15%

2M US L - 2 Month LIBOR as of September 30, 2020 was 0.23%

3M US L - 3 Month LIBOR as of September 30, 2020 was 0.23%

1D SOFR - 1 Day SOFR as of September 30, 2020 was 0.10%

5Y US TI - 5 Year TI as of September 30, 2020 was 0.24%

10Y US TI - 10 Year TI as of September 30, 2020 was 0.66%

(a)	Less than 0.005%.

(b)	Non-income producing security.

(c)	Affiliated company. See Note 9 to Notes to Financial Statements.

(d)	Security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

See Notes to Financial Statements.

77	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2020

(e)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under procedures approved by the Fund's Board of Trustees (The "Board"). As of September 30, 2020, the aggregate fair value of those securities was $36,360,209, representing 2.00% of net assets.

(f)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at September 30, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(g)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities have been deemed liquid under procedures approved by the Fund's Board of Trustees and may normally be sold to qualified institutional buyers in transactions exempt from registration. Total fair value of Rule 144A securities amounts to $465,201,853, which represents approximately 25.61% of net assets as of September 30, 2020.

(h)	Security is currently in default.

(i)	Pay-in-kind securities. Rate paid in-kind is shown in parenthesis.

(j)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(k)	The Level 3 assets were a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.

(l)	Interest only securities.

(m)	Step up bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at September 30, 2020.

(n)	Security does not have a market value or rate. Security will not be entitled to distributions in respect of principal or interest other than excess interest paid with respect to the mortgage loans.

(o)	Rate shown represents the bond equivalent yield to maturity at date of purchase.

See Notes to Financial Statements.

Annual Report | September 30, 2020	78

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2020

Shares/Description		Value
CLOSED-END FUNDS - 7.55%
32,676	BlackRock Debt Strategies Fund, Inc.	$324,799
13,706	BrandywineGLOBAL - Global Income Opportunities Fund, Inc.	157,756
49,098	Eaton Vance, Ltd. Duration Income Fund	555,298
11,998	Highland Income Fund	103,063
29,507	Invesco Dynamic Credit Opportunities Fund	271,760
161,470	Invesco Senior Income Trust	590,980
21,807	PGIM High Yield Bond Fund, Inc.	301,155
61,469	Western Asset Global High Income Fund, Inc.	592,561
107,700	Western Asset High Income Opportunity Fund, Inc.	527,730

TOTAL CLOSED-END FUNDS
(Cost $3,711,735)		3,425,102

COMMON STOCKS - 0.16%
947	DBI Investors, Inc.(a)(b)	654
2,675	PHI Group, Inc.(a)(b)	30,040
629	Phi, Inc.(a)(b)	7,064
5	Toys R Us Propco Equity, Perpetual Maturity(b)	130
3,002	Ultra Petroleum Corp.(b)	–
16	Ultra Sonus AB, Perpetual Maturity(a)(b)	355
3,286	Uniti Group, Inc.	34,618

TOTAL COMMON STOCKS
(Cost $300,793)		72,861

PREFERRED STOCKS - 0.21%
116	DBI Investors Inc., 10.000%(a)(b)(c)(d)	25
103	Sequa Corp., 7.000%(a)(b)(d)	96,465

TOTAL PREFERRED STOCKS
(Cost $114,039)		96,490

Principal Amount/Description		Rate	Maturity	Value
BANK LOANS - 39.04%
Canada - 0.52%
$235,932	GFL Environmental, Inc., First Lien - Effective Date Incremental Term Loan(e)	3M US L + 3.00%, 1.00% Floor	05/30/2025	235,253

France - 1.63%
193,500	Altice France SA, First Lien - USD TLB- 11 Term Loan(e)	1M US L + 2.75%	07/31/2025	185,265
98,250	Altice France SA, First Lien - USD TLB- 13 Incremental Term Loan(e)	1M US L + 4.00%	08/14/2026	95,802

See Notes to Financial Statements.

79	(888) 848-7569 | www.rivernorth.com

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2020

Principal Amount/Description		Rate	Maturity	Value
$100,000	CAB, First Lien - Facility B Term Loan(e)	6M EUR L + 3.75%	04/25/2026	$114,412
300,000	Cerba Healthcare SASU, First Lien - Facility B Term Loan(e)	6M EUR L + 3.00%	04/22/2024	343,529
				739,008
Germany - 0.33%
157,130	CTC AcquiCo GmbH, First Lien - Facility B2 Term Loan(e)	3M US L + 3.00%	03/07/2025	149,601

Great Britain - 1.66%
210,000	Franklin UK Midco, Ltd., First Lien - Facility B1 Term Loan(e)	3M EUR L + 4.00%	12/18/2024	206,021
300,000	Genesis Care Finance Pty, Ltd., First Lien - Facility B2 Term Loan(e)	3M EUR L + 3.00%	10/30/2025	342,065
181,182	Lernen Bidco, Ltd., First Lien - Facility B1 (EUR) Term Loan(e)	6M EUR L + 4.25%	10/25/2025	207,206
				755,292
Luxembourg - 1.70%
249,375	AI Convoy S.a r.l., First Lien - Facility B Term Loan(e)	L + 3.50%, 1.00% Floor	01/18/2027	248,440
145,875	Altice Financing SA, First Lien - October 2017 USD Term Loan(e)	1M US L + 2.75%	01/31/2026	138,217
248,125	Camelot Finance SA, First Lien - Initial Term Loan(e)	L + 3.00%	10/30/2026	243,899
137,105	Intelsat Jackson Holdings SA, First Lien - DIP Facility Term Loan(e)	L + 5.50%, 1.00% Floor	07/13/2022	139,904
				770,460
Netherlands - 1.53%
39,300	NEP Group, Inc., First Lien - Initial Euro Term Loan(e)	3M EUR L + 3.50%	10/20/2025	40,635
283,418	Peer Holdings III B.V., First Lien - Facility B Term Loan(e)	3M EUR L + 3.25%	03/07/2025	320,440
250,000	Sigma Holdco B.V., First Lien - Facility B4 (GBP) Term Loan(e)	1M US L + 4.00%	07/02/2025	313,466
17,820	Sunshine Investments B.V., First Lien - Facility B3 Term Loan(e)	L + 3.25%	03/28/2025	17,497
				692,038
United States - 31.67%
243,957	Access CIG LLC, First Lien - B Term Loan(e)	1M US L + 3.75%	02/27/2025	239,270
332,807	Acuity Specialty Products, Inc., First Lien - Initial Term Loan(e)	3M US L + 4.00%, 1.00% Floor	08/12/2024	314,191
146,625	Adtalem Global Education, Inc., First Lien - B Term Loan(e)	1M US L + 3.00%	04/11/2025	144,059
249,464	AI Aqua Merger Sub, Inc., First Lien - Sixth Amendment Initial Incremental Term Loan(e)	L + 5.25%, 1.00% Floor	12/13/2023	248,841

See Notes to Financial Statements.

Annual Report | September 30, 2020	80

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2020

Principal Amount/Description		Rate	Maturity	Value
$38,600	AI Aqua Merger Sub, Inc., First Lien - Tranche B-1 Term Loan(e)	1M US L + 3.25%, 1.00% Floor	12/13/2023	$37,828
21,000	Alchemy Copyrights LLC, First Lien - 2020 Term Loan(e)	1M US L + 3.25%, 0.75% Floor	08/16/2027	21,000
238,721	American Renal Holdings, Inc., First Lien - B Term Loan(e)	1M US L + 5.00%	06/21/2024	230,962
235,881	American Rock Salt Co. LLC, First Lien - Initial Term Loan(e)	1M US L + 3.50%, 1.00% Floor	03/21/2025	234,701
146,626	Amynta Agency Borrower, Inc., First Lien - B Term Loan(e)	1M US L + 4.50%	02/28/2025	135,720
145,541	Applied Systems, Inc., First Lien - Closing Date Term Loan(e)	3M US L + 3.25%, 1.00% Floor	09/19/2024	144,942
250,000	Asplundh Tree Expert LLC, First Lien - B Term Loan(e)	L + 2.5%	09/07/2027	250,053
248,750	AssuredPartners, Inc., First Lien - 2020 June Incremental Term Loan(e)	L + 4.50%, 1.00% Floor	02/12/2027	248,750
142,418	Asurion LLC, First Lien - Amendment No. 14 Replacement B-4 Term Loan(e)	1M US L + 3.00%	08/04/2022	141,053
245,625	Atlantic Aviation FBO, Inc., First Lien - B Term Loan(e)	1M US L + 3.75%	12/06/2025	240,918
165,815	Aveanna Healthcare LLC, First Lien - Initial Term Loan(e)	3M US L + 4.25%, 1.00% Floor	03/18/2024	157,068
178,847	BCP Renaissance Parent LLC, First Lien - Initial Term Loan(e)	2M US L + 3.50%, 1.00% Floor	10/31/2024	166,608
145,875	Belron Finance US LLC, First Lien - Initial B Term Loan(e)	3M US L + 2.50%	11/07/2024	144,325
243,140	Boing US Holdco, Inc., First Lien - B Term Loan(e)	1M US L + 3.25%, 1.00% Floor	10/03/2024	239,091
245,000	Bracket Intermediate Holding Corp., First Lien - Initial Term Loan(e)	3M US L + 4.25%	09/05/2025	240,508
245,625	Brookfield WEC Holdings, Inc., First Lien - Initial (2020) Term Loan(e)	1M US L + 3.00%, 0.75% Floor	08/01/2025	240,010
99,750	Carnival Corp., First Lien - Initial Advance Term Loan(e)	L + 7.50%, 1.00% Floor	06/30/2025	101,385
171,656	CCC Information Services, Inc., First Lien - Initial Term Loan(e)	1M US L + 3.00%, 1.00% Floor	04/29/2024	170,583
202,497	Cengage Learning, Inc., First Lien - 2016 Refinancing Term Loan(e)	3M US L + 4.25%, 1.00% Floor	06/07/2023	169,880
245,625	CentralSquare Technologies LLC, First Lien - Initial Term Loan(e)	1M US L + 3.75%	08/29/2025	221,447
247,503	CenturyLink, Inc., First Lien - B Term Loan(e)	L + 2.25%	03/15/2027	238,333
243,158	Charter Communications Operating LLC, First Lien - B-2 Term Loan(e)	1M US L + 1.75%	02/01/2027	238,055
96,333	Charter NEX US, Inc., First Lien - Initial Term Loan(e)	1M US L + 2.75%, 1.00% Floor	05/16/2024	94,327

See Notes to Financial Statements.

81	(888) 848-7569 | www.rivernorth.com

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2020

Principal Amount/Description		Rate	Maturity	Value
$249,365	CITGO Petroleum Corp., First Lien - 2019 Incremental B Term Loan(e)	3M US L + 5.00%, 1.00% Floor	03/28/2024	$237,520
146,601	Cogeco Communications II LP, First Lien - B Term Loan(e)	1M US L + 2.00%	01/03/2025	143,135
249,356	CSC SW Holdco, Inc., First Lien - B-1 Term Loan(e)	2M US L + 3.25%, 1.00% Floor	11/14/2022	244,881
249,369	Delta Air Lines, Inc., First Lien (e)	L + 4.75%, 1.00% Floor	04/29/2023	249,369
146,252	EG Group, Ltd., First Lien - Additional Facility Term Loan(e)	3M US L + 4.00%	02/07/2025	143,806
96,253	ExamWorks Group, Inc., First Lien - B- 1 Term Loan(e)	3M US L + 3.25%, 1.00% Floor	07/27/2023	95,772
244,375	Flynn Restaurant Group LP, First Lien - Initial Term Loan(e)	1M US L + 3.50%	06/27/2025	234,339
125,000	Flynn Restaurant Group LP, Second Lien - Initial Term Loan(e)	1M US L + 7.00%	06/29/2026	109,375
249,375	Froneri International, Ltd., First Lien - Facility B2 Term Loan(e)	L + 2.25%	01/29/2027	240,247
136,303	Gentiva Health Services, Inc., First Lien - B Term Loan(e)	1M US L + 3.25%	07/02/2025	133,748
214,961	Globallogic Holdings, Inc., First Lien - Initial Term Loan(e)	1M US L + 2.75%	08/01/2025	209,856
31,000	Go Daddy Operating Co. LLC, First Lien - Tranche B-3 Term Loan(e)	L + 2.5%	08/10/2027	30,613
104,482	Graftech International, Ltd., First Lien - Initial Term Loan(e)	1M US L + 3.50%, 1.00% Floor	02/12/2025	103,568
97,252	Greenrock Finance, Inc., First Lien - Initial USD B Term Loan(e)	3M US L + 3.50%, 1.00% Floor	06/28/2024	92,800
98,500	JBS USA LUX SA, First Lien - New Term Loan(e)	1M US L + 2.00%	05/01/2026	96,148
32,587	JetBlue Airways Corp., First Lien (e)	L + 5.25%, 1.00% Floor	06/17/2024	32,403
77,000	Learfield Communications LLC, First Lien - Initial Term Loan(e)	1M US L + 3.25%, 1.00% Floor	12/01/2023	66,204
227,797	Life Time Fitness, Inc., First Lien - 2017 Refinancing Term Loan(e)	3M US L + 2.75%, 1.00% Floor	06/10/2022	208,339
250,000	LMBE-MC Holdco II LLC, First Lien (e)	L + 4.00%, 1.00% Floor	12/03/2025	249,062
250,000	LogMeIn, Inc., First Lien - Initial Term Loan(e)	1M US L + 4.75%	08/31/2027	242,110
250,000	Marcel Lux IV SARL, First Lien - TLB Term Loan(e)	L + 4.00%	09/22/2027	249,584
39,069	McAfee LLC, First Lien - B USD Term Loan(e)	1M US L + 3.75%	09/30/2024	38,857
250,000	Mileage Plus Holdings LLC, First Lien - Initial Term Loan(e)	L + 5.25%, 1.00% Floor	06/21/2027	254,498

See Notes to Financial Statements.

Annual Report | September 30, 2020	82

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2020

Principal Amount/Description		Rate	Maturity	Value
$250,000	NASCAR Holdings LLC, First Lien - Initial Term Loan(e)	L + 2.75%	10/19/2026	$244,740
242,512	Natgasoline LLC, First Lien - Initial Term Loan(e)	3M US L + 3.50%	11/14/2025	232,811
9,950	Navicure, Inc., First Lien - Initial Term Loan(e)	L + 4.00%	10/22/2026	9,749
96,500	Onvoy LLC, First Lien - Initial Term Loan(e)	1M US L + 4.50%, 1.00% Floor	02/10/2024	92,650
146,475	PetVet Care Centers LLC, First Lien - Initial Term Loan(e)	1M US L + 2.75%	02/14/2025	142,035
249,375	PG&E Corp., First Lien (e)	L + 4.50%, 1.00% Floor	06/23/2025	244,803
250,000	ProAmpac PG Borrower, LLC, First Lien Initial Term Loan, First Lien (e)	3M US L + 3.50%, 1.00% Floor	11/20/2023	247,406
248,750	Pug LLC, First Lien - USD B Term Loan(e)	L + 3.50%	02/12/2027	220,766
233,491	Recess Holdings, Inc., First Lien - Initial Term Loan(e)	3M US L + 3.75%, 1.00% Floor	09/30/2024	215,979
235,865	Recorded Books, Inc., First Lien - Initial Term Loan(e)	L + 4.00%	08/29/2025	234,685
250,000	Reynolds Group Holdings, Inc., First Lien - Tranche B-2 U.S. Term Loan(e)	L + 3.25%	02/05/2026	246,250
194,150	Ring Container Technologies Group LLC, First Lien - Initial Term Loan(e)	1M US L + 2.75%	10/31/2024	189,781
222,000	Shearer's Foods LLC, First Lien (e)	L + 4.00%, 0.75% Floor	09/23/2027	220,891
250,000	SkyMiles IP, Ltd., First Lien - Initial Term Loan(e)	L + 3.75%, 1.00% Floor	10/20/2027	252,144
248,750	Sotera Health Holdings LLC, First Lien - Initial Term Loan(e)	L + 4.50%, 1.00% Floor	12/11/2026	248,025
217,798	St. George's University Scholastic Services LLC, First Lien (e)	1M US L + 3.25%	07/17/2025	213,714
171	Toys R Us Tl2(c)	9.50% (12.50%)	03/08/2024	167
85,016	Trans Union LLC, First Lien - 2019 Replacement B-5 Term Loan(e)	1M US L + 1.75%	11/16/2026	83,043
172,057	TransDigm, Inc., First Lien - Tranche E Refinancing Term Loan(e)	1M US L + 2.25%	05/30/2025	162,982
246,250	Tunnel Hill Partners LP, First Lien - Initial Term Loan(e)	1M US L + 3.50%	02/06/2026	238,862
248,702	UFC Holdings LLC, First Lien - B-1 Term Loan(e)	3M US L + 3.25%, 1.00% Floor	04/29/2026	245,050
250,000	Ultimate Software Group, Inc., First Lien - 2020 Incremental Term Loan(e)	L + 4.00%, 0.75% Floor	05/04/2026	249,751
250,000	UPC Financing Partnership, First Lien - Facility B1 Term Loan(e)	L +3.5%	01/31/2029	243,500

See Notes to Financial Statements.

83	(888) 848-7569 | www.rivernorth.com

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2020

Principal Amount/Description		Rate	Maturity	Value
$35,664	Vestcom Parent Holdings, Inc., First Lien - L/C Collaterilized Term Loan(e)	1M US L + 4.00%, 1.00% Floor	12/19/2023	$34,906
300,000	Virgin Media Bristol LLC, First Lien - Q Term Loan(e)	L + 3.25%	01/31/2029	295,641
375,000	Windstream Services LLC, First Lien - Exit B Term Loan(e)(f)	1M US L + 6.25%, 1.00% Floor	08/24/2027	363,908
109,996	Windstream Services Tl(a)(e)	L + 4.00%	03/29/2021	68,060
131,327	YI LLC, First Lien - Initial Term Loan(e)	1M US L + 4.00%, 1.00% Floor	11/07/2024	120,820
248,750	Zayo Group Holdings, Inc., First Lien - Initial Dollar Term Loan(e)	L + 3.00%	03/09/2027	241,954
				14,365,215

TOTAL BANK LOANS
(Cost $18,142,017)				17,706,867

HIGH YIELD DEBT- 53.40%
Australia - 0.37%
40,000	Mineral Resources, Ltd.(g)	8.13%	05/01/2027	43,525
120,000	Nufarm Australia, Ltd. / Nufarm Americas, Inc.(g)	5.75%	04/30/2026	122,839
				166,364
Canada - 1.90%
70,000	1011778 BC ULC / New Red Finance, Inc.(g)	4.38%	01/15/2028	71,504
50,000	1011778 BC ULC / New Red Finance, Inc.(g)	4.00%	10/15/2030	50,511
30,000	Baytex Energy Corp.(g)	8.75%	04/01/2027	13,613
10,000	Bombardier, Inc.(g)	8.75%	12/01/2021	10,146
105,000	Bombardier, Inc.(g)	6.13%	01/15/2023	89,880
35,000	Cascades, Inc./Cascades USA, Inc.(g)	5.13%	01/15/2026	36,779
110,000	Cascades, Inc./Cascades USA, Inc.(g)	5.38%	01/15/2028	115,844
36,000	Eldorado Gold Corp.(g)	9.50%	06/01/2024	38,381
20,000	First Quantum Minerals, Ltd.(g)	7.25%	04/01/2023	20,006
25,000	First Quantum Minerals, Ltd.(g)	6.50%	03/01/2024	24,031
85,000	GFL Environmental, Inc.(g)	5.13%	12/15/2026	88,515
20,000	goeasy, Ltd.(g)	5.38%	12/01/2024	20,290
35,000	Intelligent Packaging, Ltd. Finco, Inc. / Intelligent Packaging Ltd Co.-Issuer LLC(g)	6.00%	09/15/2028	35,557
50,000	Mattamy Group Corp.(g)	4.63%	03/01/2030	50,716
55,000	MEG Energy Corp.(g)	7.13%	02/01/2027	49,463
35,000	Precision Drilling Corp.	7.75%	12/15/2023	26,709
15,000	Precision Drilling Corp.(g)	7.13%	01/15/2026	9,701
70,000	Telesat Canada / Telesat LLC(g)	4.88%	06/01/2027	70,502

See Notes to Financial Statements.

Annual Report | September 30, 2020	84

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2020

Principal Amount/Description		Rate	Maturity	Value
$50,000	Vermilion Energy, Inc.(g)	5.63%	03/15/2025	$41,682
				863,830
Cayman Islands - 0.28%
108,806	Global Aircraft Leasing Co., Ltd.(c)(g)	6.50% (7.25%)	09/15/2024	61,068
62,400	Transocean Guardian, Ltd.(g)	5.88%	01/15/2024	40,560
30,000	Transocean Poseidon, Ltd.(g)	6.88%	02/01/2027	24,150
				125,778
Denmark - 0.26%
100,000	DKT Finance ApS(h)	7.00%	06/17/2023	118,713

France - 1.57%
100,000	Altice France SA(h)	5.88%	02/01/2027	124,252
120,000	Altice France SA(g)	5.50%	01/15/2028	121,650
100,000	Banijay Entertainment SASU(g)	3.50%	03/01/2025	114,764
100,000	Constantin Investissement 3 SASU(h)	5.38%	04/15/2025	118,125
100,000	Faurecia SE	3.13%	06/15/2026	116,742
100,000	Rexel SA	2.63%	06/15/2024	117,545
				713,078
Germany - 1.33%
100,000	IHO Verwaltungs GmbH(c)(h)	3.75% (4.50%)	09/15/2026	117,464
120,000	Nidda Healthcare Holding GmbH(h)	3.50%	09/30/2024	137,663
100,000	Techem Verwaltungsgesellschaft 674 mbH(h)	6.00%	07/30/2026	120,016
100,000	Tele Columbus AG(h)	3.88%	05/02/2025	112,292
100,000	WEPA Hygieneprodukte GmbH(h)	2.88%	12/15/2027	115,607
				603,042
Great Britain - 0.81%
100,000	Arqiva Broadcast Finance PLC	6.75%	09/30/2023	133,391
55,000	Connect Finco SARL / Connect US Finco LLC(g)	6.75%	10/01/2026	55,258
100,000	Synlab Bondco PLC(e)(g)	3M EUR L + 4.75%	07/01/2025	118,942
60,000	Virgin Media Finance PLC(g)	5.00%	07/15/2030	59,775
				367,366
Ireland - 0.74%
200,000	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc.(g)	5.25%	08/15/2027	204,000
100,000	Virgin Media Vendor Financing Notes III DAC(g)	4.88%	07/15/2028	130,561
				334,561
Isle Of Man - 0.26%
100,000	Playtech PLC	3.75%	10/12/2023	117,281

Italy - 0.78%
100,000	Bormioli Pharma Bidco SpA(e)(h)	3M EUR L + 3.50%	11/15/2024	111,829

See Notes to Financial Statements.

85	(888) 848-7569 | www.rivernorth.com

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2020

Principal Amount/Description		Rate	Maturity	Value
$100,000	Guala Closures SpA(e)(g)	3M EUR L + 3.50%	04/15/2024	$116,723
100,000	LKQ Italia Bondco SpA(h)	3.88%	04/01/2024	123,518
				352,070
Jersey - 0.41%
39,329	CPUK Finance, Ltd.(h)	4.25%	08/28/2022	67,220
100,000	LHC3 PLC(c)(g)	4.13% (9.00%)	08/15/2024	118,711
				185,931
Luxembourg - 2.73%
100,000	Altice Financing SA(g)	3.00%	01/15/2028	109,239
100,000	Altice France Holding SA(g)	4.00%	02/15/2028	107,143
45,000	ArcelorMittal SA	3.60%	07/16/2024	47,175
55,000	ArcelorMittal SA	4.55%	03/11/2026	59,458
15,000	ArcelorMittal SA	7.25%	10/15/2039	19,018
100,000	ARD Finance SA(c)(g)	5.00% (5.75%)	06/30/2027	114,807
100,000	Cirsa Finance International Sarl(h)	6.25%	12/20/2023	107,309
85,000	Dana Financing Luxembourg Sarl(g)	5.75%	04/15/2025	87,178
100,000	Lincoln Financing SARL(h)	3.63%	04/01/2024	113,189
100,000	Monitchem HoldCo 3 SA(h)	5.25%	03/15/2025	119,626
100,000	Motion Finco Sarl(h)	7.00%	05/15/2025	116,126
100,000	Summer BC Holdco B SARL(h)	5.75%	10/31/2026	115,627
100,000	Telenet Finance Luxembourg Notes Sarl(h)	3.50%	03/01/2028	121,264
				1,237,159
Netherlands - 2.47%
100,000	Intertrust Group BV(h)	3.38%	11/15/2025	119,870
100,000	Sigma Holdco BV(h)	5.75%	05/15/2026	116,034
100,000	Sunshine Mid BV(h)	6.50%	05/15/2026	120,177
100,000	Telefonica Europe BV(d)(e)	4.38%	Perpetual Maturity	123,917
100,000	Trivium Packaging Finance BV(g)	3.75%	08/15/2026	116,408
200,000	UPC Holding BV(g)	5.50%	01/15/2028	206,875
100,000	ZF Europe Finance BV	2.00%	02/23/2026	107,401
45,000	Ziggo Bond Co. BV(g)	5.13%	02/28/2030	45,669
145,000	Ziggo Bond Co. BV(g)	3.38%	02/28/2030	162,237
				1,118,588
Spain - 0.27%
105,000	Lorca Telecom Bondco SAU(g)	4.00%	09/18/2027	124,955

Sweden - 0.48%
100,000	Intrum AB(h)	3.00%	09/15/2027	102,634
100,000	Verisure Midholding AB(h)	5.75%	12/01/2023	117,588
				220,222
United States - 38.74%
55,000	Acadia Healthcare Co., Inc.	6.50%	03/01/2024	56,644

See Notes to Financial Statements.

Annual Report | September 30, 2020	86

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2020

Principal Amount/Description		Rate	Maturity	Value
$135,000	Acadia Healthcare Co., Inc.(g)	5.50%	07/01/2028	$139,102
10,000	Acadia Healthcare Co., Inc.(g)	5.00%	04/15/2029	10,113
50,000	ACCO Brands Corp.(g)	5.25%	12/15/2024	51,370
20,000	Acrisure LLC / Acrisure Finance, Inc.(g)	8.13%	02/15/2024	20,995
35,000	Acrisure LLC / Acrisure Finance, Inc.(g)	10.13%	08/01/2026	38,850
60,000	Adient US LLC(g)	7.00%	05/15/2026	64,357
75,000	AES Corp.	6.00%	05/15/2026	79,033
45,000	Albertsons Cos. Inc / Safeway, Inc. / New Albertsons LP / Albertsons LLC(g)	5.88%	02/15/2028	48,114
105,000	Allied Universal Holdco LLC / Allied Universal Finance Corp.(g)	6.63%	07/15/2026	111,956
80,000	American Axle & Manufacturing, Inc.	6.88%	07/01/2028	77,754
65,000	Amsted Industries, Inc.(g)	4.63%	05/15/2030	67,234
60,000	Apache Corp.	4.75%	04/15/2043	53,454
10,000	Apache Corp.	4.25%	01/15/2044	8,525
75,000	APX Group, Inc.(g)	6.75%	02/15/2027	77,941
10,000	Aramark Services, Inc.(g)	6.38%	05/01/2025	10,429
30,000	Aramark Services, Inc.(g)	5.00%	02/01/2028	30,275
40,000	Archrock Partners LP / Archrock Partners Finance Corp.(g)	6.88%	04/01/2027	38,508
50,000	Archrock Partners LP / Archrock Partners Finance Corp.(g)	6.25%	04/01/2028	47,250
31,000	Asbury Automotive Group, Inc.(g)	4.50%	03/01/2028	31,252
33,000	Asbury Automotive Group, Inc.(g)	4.75%	03/01/2030	33,309
30,000	Ascent Resources Utica Holdings LLC / ARU Finance Corp.(g)	7.00%	11/01/2026	23,025
100,000	Axalta Coating Systems LLC(h)	4.25%	08/15/2024	118,360
97,000	Bausch Health Cos., Inc.(g)	6.13%	04/15/2025	99,401
195,000	Bausch Health Cos., Inc.(g)	5.00%	01/30/2028	189,637
85,000	Berry Global, Inc.(g)	4.50%	02/15/2026	86,009
30,000	Berry Petroleum Co. LLC(g)	7.00%	02/15/2026	23,432
75,000	Big River Steel LLC / BRS Finance Corp.(g)	6.63%	01/31/2029	75,977
35,000	Block Communications, Inc.(g)	4.88%	03/01/2028	35,782
65,000	Boyd Gaming Corp.	6.38%	04/01/2026	67,768
10,000	Boyd Gaming Corp.	6.00%	08/15/2026	10,348
65,000	Boyd Gaming Corp.	4.75%	12/01/2027	63,915
65,000	Brink's Co.(g)	5.50%	07/15/2025	67,803
45,000	Buckeye Partners LP(g)	4.50%	03/01/2028	43,481
25,000	Cablevision Lightpath LLC(g)	5.63%	09/15/2028	25,449
125,000	Caesars Entertainment, Inc.(g)	6.25%	07/01/2025	130,469
5,000	Callon Petroleum Co.	6.13%	10/01/2024	1,441
45,000	Callon Petroleum Co.	6.38%	07/01/2026	11,185
45,000	Calpine Corp.(g)	5.13%	03/15/2028	46,639
75,000	Cardtronics, Inc. / Cardtronics USA, Inc.(g)	5.50%	05/01/2025	75,273

See Notes to Financial Statements.

87	(888) 848-7569 | www.rivernorth.com

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2020

Principal Amount/Description		Rate	Maturity	Value
$35,000	Carpenter Technology Corp.	6.38%	07/15/2028	$36,672
55,000	Carriage Services, Inc.(g)	6.63%	06/01/2026	57,946
100,000	Catalent Pharma Solutions, Inc.(g)	2.38%	03/01/2028	113,069
100,000	CCO Holdings LLC / CCO Holdings Capital Corp.(g)	5.50%	05/01/2026	104,391
25,000	CCO Holdings LLC / CCO Holdings Capital Corp.(g)	5.00%	02/01/2028	26,306
15,000	CCO Holdings LLC / CCO Holdings Capital Corp.(g)	5.38%	06/01/2029	16,273
120,000	CCO Holdings LLC / CCO Holdings Capital Corp.(g)	4.75%	03/01/2030	127,200
130,000	Cedar Fair LP	5.25%	07/15/2029	123,639
65,000	Central Garden & Pet Co.	5.13%	02/01/2028	68,481
165,000	CenturyLink, Inc.(g)	5.13%	12/15/2026	169,759
25,000	CF Industries, Inc.	5.15%	03/15/2034	29,598
30,000	ChampionX Corp.	6.38%	05/01/2026	28,762
80,000	Change Healthcare Holdings LLC / Change Healthcare Finance, Inc.(g)	5.75%	03/01/2025	81,100
90,000	Cheniere Energy, Inc.(g)	4.63%	10/15/2028	92,531
65,000	Churchill Downs, Inc.(g)	5.50%	04/01/2027	67,997
40,000	CIT Group, Inc.(e)	1D US SOFR + 3.827%	06/19/2024	40,350
10,000	Citgo Holding, Inc.(g)	9.25%	08/01/2024	9,550
105,000	CITGO Petroleum Corp.(g)	6.25%	08/15/2022	104,454
20,000	CITGO Petroleum Corp.(g)	7.00%	06/15/2025	19,763
30,000	Clean Harbors, Inc.(g)	5.13%	07/15/2029	32,634
75,000	Cleveland-Cliffs, Inc.(g)	6.75%	03/15/2026	76,384
37,000	CommScope Technologies LLC(g)	6.00%	06/15/2025	37,551
135,000	CommScope Technologies LLC(g)	5.00%	03/15/2027	129,853
5,000	CommScope, Inc.(g)	5.50%	03/01/2024	5,145
30,000	CommScope, Inc.(g)	6.00%	03/01/2026	31,311
70,000	Comstock Resources, Inc.	9.75%	08/15/2026	71,895
45,000	Continental Resources, Inc.	5.00%	09/15/2022	44,736
130,000	Covanta Holding Corp.	6.00%	01/01/2027	135,663
62,000	CrownRock LP / CrownRock Finance, Inc.(g)	5.63%	10/15/2025	58,590
115,000	CSC Holdings LLC(g)	5.75%	01/15/2030	122,356
85,000	CSC Holdings LLC(g)	4.63%	12/01/2030	85,520
20,000	Cushman & Wakefield US Borrower LLC(g)	6.75%	05/15/2028	20,826
35,000	CVR Energy, Inc.(g)	5.75%	02/15/2028	29,838
20,000	Dana, Inc.	5.38%	11/15/2027	20,538
30,000	Dana, Inc.	5.63%	06/15/2028	31,024
145,000	DaVita, Inc.(g)	4.63%	06/01/2030	148,919
155,000	Delta Air Lines, Inc.(g)	7.00%	05/01/2025	170,397

See Notes to Financial Statements.

Annual Report | September 30, 2020	88

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2020

Principal Amount/Description		Rate	Maturity	Value
$135,000	Delta Air Lines, Inc. / SkyMiles IP, Ltd.(g)	4.75%	10/20/2028	$140,263
100,000	Diamond BC BV(h)	5.63%	08/15/2025	115,166
35,000	DISH DBS Corp.	7.75%	07/01/2026	38,522
40,000	DISH DBS Corp.(g)	7.38%	07/01/2028	41,250
45,000	Edgewell Personal Care Co.(g)	5.50%	06/01/2028	47,413
80,000	Encompass Health Corp.	4.50%	02/01/2028	80,535
20,000	Endo Dac / Endo Finance LLC / Endo Finco, Inc.(g)	9.50%	07/31/2027	20,938
100,000	Energizer Gamma Acquisition BV(h)	4.63%	07/15/2026	121,042
85,000	EnerSys(g)	4.38%	12/15/2027	86,966
100,000	ESH Hospitality, Inc.(g)	5.25%	05/01/2025	101,147
55,000	ESH Hospitality, Inc.(g)	4.63%	10/01/2027	54,039
60,000	FirstCash, Inc.(g)	4.63%	09/01/2028	61,463
10,000	Ford Motor Credit Co. LLC(e)	3M US L + 0.43%	11/02/2020	9,969
20,000	Ford Motor Credit Co. LLC(e)	3M US L + 0.88%	10/12/2021	19,218
5,000	Ford Motor Credit Co. LLC	5.60%	01/07/2022	5,125
30,000	Ford Motor Credit Co. LLC(e)	3M US L + 3.14%	01/07/2022	29,634
45,000	Ford Motor Credit Co. LLC(e)	3M US L + 1.27%	03/28/2022	42,989
65,000	Ford Motor Credit Co. LLC(e)	3M US L + 1.08%	08/03/2022	61,609
50,000	Ford Motor Credit Co. LLC	4.25%	09/20/2022	50,515
90,000	Ford Motor Credit Co. LLC(e)	3M US L + 1.235%	02/15/2023	82,845
30,000	Ford Motor Credit Co. LLC	5.13%	06/16/2025	30,975
45,000	Ford Motor Credit Co. LLC	4.13%	08/17/2027	43,847
100,000	Ford Motor Credit Co. LLC	5.11%	05/03/2029	102,875
145,000	Frontier Communications Corp.(f)(g)	8.00%	04/01/2027	144,728
35,000	Go Daddy Operating Co. LLC / GD Finance Co, Inc.(g)	5.25%	12/01/2027	36,497
115,000	Golden Nugget, Inc.(g)	6.75%	10/15/2024	96,169
55,000	Goodyear Tire & Rubber Co.	9.50%	05/31/2025	59,780
75,000	Greystar Real Estate Partners LLC(g)	5.75%	12/01/2025	75,938
55,000	Grinding Media, Inc. / Moly-Cop AltaSteel, Ltd.(g)	7.38%	12/15/2023	55,825
95,000	H&E Equipment Services, Inc.	5.63%	09/01/2025	99,156
40,000	Harvest Midstream I LP(g)	7.50%	09/01/2028	39,900
100,000	Herc Holdings, Inc.(g)	5.50%	07/15/2027	103,653
75,000	Hess Midstream Operations LP(g)	5.63%	02/15/2026	76,546
5,000	Hess Midstream Operations LP(g)	5.13%	06/15/2028	4,993
45,000	HUB International, Ltd.(g)	7.00%	05/01/2026	46,676
105,000	Hunt Cos., Inc.(g)	6.25%	02/15/2026	101,105
40,000	IAA, Inc.(g)	5.50%	06/15/2027	41,725
10,000	iHeartCommunications, Inc.	8.38%	05/01/2027	9,868
110,000	iHeartCommunications, Inc.(g)	5.25%	08/15/2027	107,436
60,000	Illuminate Buyer LLC / Illuminate Holdings IV, Inc.(g)	9.00%	07/01/2028	64,425

See Notes to Financial Statements.

89	(888) 848-7569 | www.rivernorth.com

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2020

Principal Amount/Description		Rate	Maturity	Value
$19,000	Ingles Markets, Inc.	5.75%	06/15/2023	$19,329
115,000	Intelsat Jackson Holdings SA(f)(g)	8.00%	02/15/2024	116,916
100,000	International Game Technology PLC(h)	2.38%	04/15/2028	103,176
55,000	Iron Mountain, Inc.(g)	5.25%	03/15/2028	57,372
15,000	Iron Mountain, Inc.(g)	5.00%	07/15/2028	15,394
105,000	Iron Mountain, Inc.(g)	4.88%	09/15/2029	106,942
55,000	Iron Mountain, Inc.(g)	5.25%	07/15/2030	57,441
5,000	Iron Mountain, Inc.(g)	4.50%	02/15/2031	5,037
30,000	Itron, Inc.(g)	5.00%	01/15/2026	30,844
55,000	JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc.(g)	5.50%	01/15/2030	60,019
90,000	KAR Auction Services, Inc.(g)	5.13%	06/01/2025	90,111
135,000	Kennedy-Wilson, Inc.	5.88%	04/01/2024	134,494
90,000	Kraft Heinz Foods Co.	6.88%	01/26/2039	120,652
125,000	Kraft Heinz Foods Co.	6.50%	02/09/2040	159,057
190,000	Kraft Heinz Foods Co.	4.38%	06/01/2046	195,637
30,000	Kraft Heinz Foods Co.(g)	5.50%	06/01/2050	34,447
80,000	Kraton Polymers, LLC / Kraton Polymers Capital Corp.(g)	7.00%	04/15/2025	81,750
10,000	L Brands, Inc.(g)	9.38%	07/01/2025	11,488
105,000	L Brands, Inc.	7.50%	06/15/2029	109,902
15,000	L Brands, Inc.(g)	6.63%	10/01/2030	15,300
25,000	L Brands, Inc.	6.95%	03/01/2033	22,277
75,000	Lamar Media Corp.	5.75%	02/01/2026	77,571
20,000	Lamar Media Corp.(g)	4.00%	02/15/2030	20,037
125,000	Laredo Petroleum, Inc.	9.50%	01/15/2025	74,608
75,000	Level 3 Financing, Inc.	5.25%	03/15/2026	77,790
20,000	Level 3 Financing, Inc.(g)	4.63%	09/15/2027	20,586
15,000	Live Nation Entertainment, Inc.(g)	6.50%	05/15/2027	16,208
35,000	Logan Merger Sub, Inc.(g)	5.50%	09/01/2027	35,591
55,000	Marriott Ownership Resorts, Inc.(g)	6.13%	09/15/2025	57,628
25,000	Marriott Ownership Resorts, Inc. / ILG LLC	6.50%	09/15/2026	25,711
45,000	Masonite International Corp.(g)	5.38%	02/01/2028	48,145
55,000	MasTec, Inc.(g)	4.50%	08/15/2028	55,619
145,000	Mauser Packaging Solutions Holding Co.(g)	5.50%	04/15/2024	145,725
5,000	MEDNAX, Inc.(g)	5.25%	12/01/2023	5,057
145,000	MEDNAX, Inc.(g)	6.25%	01/15/2027	150,616
100,000	Mercer International, Inc.	7.38%	01/15/2025	101,438
60,000	Mercer International, Inc.	5.50%	01/15/2026	57,712
50,000	MGIC Investment Corp.	5.25%	08/15/2028	51,829
30,000	MPT Operating Partnership LP / MPT Finance Corp.	5.50%	05/01/2024	30,422
80,000	MTS Systems Corp.(g)	5.75%	08/15/2027	79,026

See Notes to Financial Statements.

Annual Report | September 30, 2020	90

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2020

Principal Amount/Description		Rate	Maturity	Value
$45,000	Murphy Oil Corp.	5.88%	12/01/2027	$38,474
30,000	Nabors Industries, Ltd.(g)	7.25%	01/15/2026	14,888
30,000	Nabors Industries, Ltd.(g)	7.50%	01/15/2028	14,531
42,000	Nationstar Mortgage Holdings, Inc.(g)	6.00%	01/15/2027	42,885
50,000	NCR Corp.(g)	5.75%	09/01/2027	52,388
80,000	NCR Corp.(g)	6.13%	09/01/2029	84,665
40,000	NCR Corp.(g)	5.25%	10/01/2030	40,075
55,000	New Enterprise Stone & Lime Co., Inc.(g)	6.25%	03/15/2026	56,753
85,000	New Residential Investment Corp.(g)	6.25%	10/15/2025	83,925
95,000	Nexstar Broadcasting, Inc.(g)	5.63%	07/15/2027	99,799
80,000	Nexstar Broadcasting, Inc.(g)	4.75%	11/01/2028	81,800
35,000	Northern Oil and Gas, Inc.(c)	8.50% (9.50%)	05/15/2023	29,159
40,000	Novelis Corp.(g)	5.88%	09/30/2026	41,150
60,000	NuStar Logistics LP	6.38%	10/01/2030	62,400
80,000	Oasis Petroleum, Inc.(f)	6.88%	03/15/2022	18,950
45,000	Oasis Petroleum, Inc.(f)	6.88%	01/15/2023	10,575
25,000	Occidental Petroleum Corp.	3.13%	02/15/2022	23,722
10,000	Occidental Petroleum Corp.	2.60%	04/15/2022	9,475
135,000	Occidental Petroleum Corp.	2.70%	08/15/2022	126,386
155,000	Occidental Petroleum Corp.(e)	3M US L + 1.45%	08/15/2022	141,503
150,000	Occidental Petroleum Corp.	6.63%	09/01/2030	138,656
55,000	Occidental Petroleum Corp.	4.40%	04/15/2046	39,334
25,000	Occidental Petroleum Corp.	4.40%	08/15/2049	17,570
40,000	Oceaneering International, Inc.	6.00%	02/01/2028	25,120
20,000	Olin Corp.	5.63%	08/01/2029	19,725
105,000	Olin Corp.	5.00%	02/01/2030	98,943
85,000	OneMain Finance Corp.	7.75%	10/01/2021	89,097
20,000	OneMain Finance Corp.	8.88%	06/01/2025	22,187
100,000	Ortho-Clinical Diagnostics, Inc. / Ortho-Clinical Diagnostics SA(g)	7.38%	06/01/2025	101,687
50,000	Ortho-Clinical Diagnostics, Inc. / Ortho-Clinical Diagnostics SA(g)	7.25%	02/01/2028	52,094
40,000	Outfront Media Capital LLC / Outfront Media Capital Corp.	5.63%	02/15/2024	40,604
35,000	Outfront Media Capital LLC / Outfront Media Capital Corp.(g)	6.25%	06/15/2025	36,116
20,000	Outfront Media Capital LLC / Outfront Media Capital Corp.(g)	5.00%	08/15/2027	19,534
20,000	Outfront Media Capital LLC / Outfront Media Capital Corp.(g)	4.63%	03/15/2030	19,225
10,000	Ovintiv, Inc.	6.50%	08/15/2034	9,330
60,000	Ovintiv, Inc.	6.63%	08/15/2037	54,975
15,000	Ovintiv, Inc.	6.50%	02/01/2038	13,647
55,000	Par Pharmaceutical, Inc.(g)	7.50%	04/01/2027	57,694
30,000	PDC Energy, Inc.	6.13%	09/15/2024	28,650

See Notes to Financial Statements.

91	(888) 848-7569 | www.rivernorth.com

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2020

Principal Amount/Description		Rate	Maturity	Value
$65,000	PDC Energy, Inc.	5.75%	05/15/2026	$60,775
40,000	Performance Food Group, Inc.(g)	5.50%	06/01/2024	40,100
25,000	Performance Food Group, Inc.(g)	5.50%	10/15/2027	25,796
25,000	PG&E Corp.	5.00%	07/01/2028	24,283
95,000	PG&E Corp.	5.25%	07/01/2030	92,031
100,000	Pike Corp.(g)	5.50%	09/01/2028	100,932
55,000	Pilgrim's Pride Corp.(g)	5.75%	03/15/2025	56,100
25,000	Plantronics, Inc.(g)	5.50%	05/31/2023	22,328
100,000	Post Holdings, Inc.(g)	4.63%	04/15/2030	103,000
90,000	PowerTeam Services LLC(g)	9.03%	12/04/2025	95,231
40,000	PQ Corp.(g)	5.75%	12/15/2025	41,296
10,000	Prestige Brands, Inc.(g)	5.13%	01/15/2028	10,350
150,000	Prime Security Services Borrower LLC / Prime Finance, Inc.(g)	5.75%	04/15/2026	160,739
120,000	Prime Security Services Borrower LLC / Prime Finance, Inc.(g)	6.25%	01/15/2028	121,669
100,000	Primo Water Corp.(h)	5.50%	07/01/2024	119,757
40,000	QEP Resources, Inc.	5.38%	10/01/2022	32,900
5,000	Quicken Loans LLC(g)	5.75%	05/01/2025	5,150
85,000	Quicken Loans LLC(g)	5.25%	01/15/2028	89,720
5,000	Quicken Loans LLC / Quicken Loans Co.-Issuer, Inc.(g)	3.88%	03/01/2031	4,950
45,000	QVC, Inc.	4.75%	02/15/2027	46,300
85,000	QVC, Inc.	4.38%	09/01/2028	86,647
135,000	Realogy Group LLC / Realogy Co.- Issuer Corp.(g)	7.63%	06/15/2025	141,617
100,000	Refinitiv US Holdings, Inc.(g)	4.50%	05/15/2026	123,053
85,000	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu(g)	4.00%	10/15/2027	85,655
95,000	RHP Hotel Properties LP / RHP Finance Corp.	4.75%	10/15/2027	87,695
64,000	Rite Aid Corp.(g)	8.00%	11/15/2026	64,120
20,000	Sabre GLBL, Inc.(g)	9.25%	04/15/2025	22,049
55,000	Sabre GLBL, Inc.(g)	7.38%	09/01/2025	55,632
55,000	Scotts Miracle-Gro Co.(g)	4.50%	10/15/2029	58,439
35,000	Shea Homes LP / Shea Homes Funding Corp.(g)	4.75%	04/01/2029	34,978
35,000	Signature Aviation US Holdings, Inc.(g)	5.38%	05/01/2026	35,452
100,000	Silgan Holdings, Inc.	3.25%	03/15/2025	118,840
15,000	Simmons Foods, Inc.(g)	5.75%	11/01/2024	15,055
30,000	Sirius XM Radio, Inc.(g)	4.63%	07/15/2024	31,069
5,000	Sirius XM Radio, Inc.(g)	5.50%	07/01/2029	5,385
25,000	Six Flags Entertainment Corp.(g)	5.50%	04/15/2027	23,739
30,000	Six Flags Theme Parks, Inc.(g)	7.00%	07/01/2025	31,969

See Notes to Financial Statements.

Annual Report | September 30, 2020	92

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2020

Principal Amount/Description		Rate	Maturity	Value
$30,000	SM Energy Co.	5.00%	01/15/2024	$16,125
30,000	SM Energy Co.	5.63%	06/01/2025	13,609
50,000	Sonic Automotive, Inc.	6.13%	03/15/2027	51,803
10,000	Southwestern Energy Co.	4.95%	01/23/2025	9,728
20,000	Southwestern Energy Co.	7.75%	10/01/2027	19,448
40,000	Southwestern Energy Co.	8.38%	09/15/2028	39,379
100,000	Spectrum Brands, Inc.(g)	5.00%	10/01/2029	104,000
70,000	SS&C Technologies, Inc.(g)	5.50%	09/30/2027	74,478
110,000	Station Casinos LLC(g)	4.50%	02/15/2028	101,956
40,000	Stevens Holding Co., Inc.(g)	6.13%	10/01/2026	42,942
110,000	Suburban Propane Partners LP/Suburban Energy Finance Corp.	5.75%	03/01/2025	111,799
40,000	Suburban Propane Partners LP/Suburban Energy Finance Corp.	5.88%	03/01/2027	41,075
30,000	Summit Materials LLC / Summit Materials Finance Corp.(g)	5.13%	06/01/2025	30,522
95,000	SunCoke Energy Partners LP / SunCoke Energy Partners Finance Corp.(g)	7.50%	06/15/2025	85,929
50,000	Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.(g)	6.00%	03/01/2027	45,875
15,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp.	5.88%	04/15/2026	15,428
20,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp.	5.38%	02/01/2027	20,159
20,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp.	5.00%	01/15/2028	19,550
100,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp.(g)	5.50%	03/01/2030	99,594
120,000	TEGNA, Inc.(g)	4.75%	03/15/2026	122,844
135,000	Tenet Healthcare Corp.	5.13%	05/01/2025	135,304
140,000	Tenet Healthcare Corp.(g)	6.25%	02/01/2027	144,705
15,000	Tenet Healthcare Corp.(g)	5.13%	11/01/2027	15,466
75,000	Tenet Healthcare Corp.(g)	4.63%	06/15/2028	75,772
30,000	Tenet Healthcare Corp.(g)	6.13%	10/01/2028	29,269
75,000	Tennant Co.	5.63%	05/01/2025	78,069
55,000	Tms International Holding Corp.(g)	7.25%	08/15/2025	51,631
90,000	TPC Group, Inc.(g)	10.50%	08/01/2024	75,778
70,000	TransDigm, Inc.(g)	6.25%	09/18/2023	73,486
105,000	TransDigm, Inc.(g)	8.00%	12/15/2025	114,292
30,000	TransDigm, Inc.	5.50%	11/15/2027	28,889
1,000	TreeHouse Foods, Inc.(g)	6.00%	02/15/2024	1,028
95,000	TreeHouse Foods, Inc.	4.00%	09/01/2028	96,259
40,000	TriMas Corp.(g)	4.88%	10/15/2025	40,594
45,000	Tronox, Inc.(g)	6.50%	04/15/2026	45,084
60,000	Uber Technologies, Inc.(g)	7.50%	05/15/2025	64,050

See Notes to Financial Statements.

93	(888) 848-7569 | www.rivernorth.com

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2020

Principal Amount/Description		Rate	Maturity	Value
$20,000	Uber Technologies, Inc.(g)	6.25%	01/15/2028	$20,563
100,000	UGI International LLC(g)	3.25%	11/01/2025	119,154
55,000	United Continental Holdings, Inc.	4.25%	10/01/2022	50,944
55,000	Univar Solutions USA, Inc./Washington(g)	5.13%	12/01/2027	56,537
15,000	Univision Communications, Inc.(g)	9.50%	05/01/2025	16,125
20,000	Univision Communications, Inc.(g)	6.63%	06/01/2027	19,575
40,000	US Foods, Inc.(g)	6.25%	04/15/2025	42,403
43,000	USA Compression Partners LP / USA Compression Finance Corp.	6.88%	04/01/2026	42,705
30,000	USA Compression Partners LP / USA Compression Finance Corp.	6.88%	09/01/2027	29,799
85,000	ViaSat, Inc.(g)	5.63%	09/15/2025	83,406
20,000	VICI Properties LP / VICI Note Co., Inc.(g)	4.25%	12/01/2026	20,124
20,000	VICI Properties LP / VICI Note Co., Inc.(g)	4.63%	12/01/2029	20,463
60,000	VICI Properties LP / VICI Note Co., Inc.(g)	4.13%	08/15/2030	59,175
70,000	West Street Merger Sub, Inc.(g)	6.38%	09/01/2025	71,560
140,000	Western Midstream Operating LP	5.50%	08/15/2048	116,200
65,000	Windstream Escrow LLC / Windstream Escrow Finance Corp.(g)	7.75%	08/15/2028	64,025
40,000	Wolverine World Wide, Inc.(g)	6.38%	05/15/2025	42,375
180,000	Xerox Holdings Corp.(g)	5.00%	08/15/2025	178,114
55,000	XPO Logistics, Inc.(g)	6.25%	05/01/2025	58,678
				17,574,885

TOTAL HIGH YIELD DEBT
(Cost $24,158,345)				24,223,823

Shares/Description				Value
RIGHTS - 0.00%(b)(i)
198	DBI Investors, Inc., Strike Price 11.50, Expires 12/31/2049(a)			32

TOTAL RIGHTS
(Cost $11,231)				32

WARRANTS - 0.00%(b)(i)
4	David's Bridal, Strike Price 219.47, Expires 01/18/2024(a)			–
10	Toys R Us Propco Warrant, Strike Price 11.50, Expires 12/31/2049(a)			–
210	Ultra Petroleum Corp, Strike Price 11.50, Expires 07/14/2025			2

TOTAL WARRANTS
(Cost $650)				2

See Notes to Financial Statements.

Annual Report | September 30, 2020	94

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2020

Shares/Description		Value
SHORT-TERM INVESTMENTS - 1.75%
793,601	State Street Institutional Trust (7 Day Yield 0.02%)	$793,601

TOTAL SHORT-TERM INVESTMENTS
(Cost $793,601)		793,601

TOTAL INVESTMENTS - 102.11%
(Cost $47,232,411)		46,318,778
CASH SEGREGATED AT CUSTODIAN FOR FORWARD FOREIGN CURRENCY CONTRACTS - 0.11%		50,000
LIABILITIES IN EXCESS OF OTHER ASSETS - (2.22)%		(1,005,454)
NET ASSETS - 100.00%		$45,363,324

Investment Abbreviations:

EURIBOR - Euro Interbank Offered Rate

LIBOR - London Interbank Offered Rate

SOFR - Secured Overnight Financing Rate

Libor Rates:

1M US L - 1 Month LIBOR as of September 30, 2020 was 0.15%

2M US L - 2 Month LIBOR as of September 30, 2020 was 0.19%

3M US L - 3 Month LIBOR as of September 30, 2020 was 0.23%

3M EUR L - 3 Month EURIBOR as of September 30, 2020 was -0.50%

6M EUR L - 6 Month EURIBOR as of September 30, 2020 was -0.48%

1D SOFR - 1 Day SOFR as of September 30, 2020 was 0.10%

(a)	The Level 3 assets were a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(b)	Non-income producing security.
(c)	Pay-in-kind securities. Rate paid in-kind is shown in parenthesis.
(d)	Security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(e)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at September 30, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(f)	Security is currently in default.

See Notes to Financial Statements.

95	(888) 848-7569 | www.rivernorth.com

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2020

(g)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities have been deemed liquid under procedures approved by the Fund's Board of Trustees and may normally be sold to qualified institutional buyers in transactions exempt from registration. Total fair value of Rule 144A securities amounts to $14,610,001, which represents approximately 32.21% of net assets as of September 30, 2020.
(h)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under procedures approved by the Fund's Board of Trustees (The "Board"). As of September 30, 2020, the aggregate fair value of those securities was $3,174,315, representing 7.00% of net assets.
(i)	Less than 0.005%.

See Notes to Financial Statements.

Annual Report | September 30, 2020	96

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2020

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at September 30, 2020	Fund Delivering	U.S. $ Value at September 30, 2020	Unrealized Appreciation/ (Depreciation)
State Street Boston	10/6/2020	EUR	280,363	USD	279,942	$421
State Street Boston	10/6/2020	USD	2,001,090	EUR	1,977,883	23,207
State Street Boston	10/6/2020	USD	5,413,900	EUR	5,351,113	62,787
State Street Boston	10/6/2020	USD	45,384	EUR	45,379	5
State Street Boston	10/6/2020	USD	324,987	GBP	314,340	10,647
State Street Boston	10/6/2020	USD	410,692	GBP	397,237	13,455
						$110,522
State Street Boston	10/6/2020	EUR	37,184	USD	37,334	$(150)
						$(150)

See Notes to Financial Statements.

97	(888) 848-7569 | www.rivernorth.com

RiverNorth Core Opportunity Fund

Statement of Assets and Liabilities	September 30, 2020

ASSETS:
Investment in securities:
At cost	$79,869,499
At value	$77,550,230
Cash	100,436
Receivable for fund investments sold	452,381
Dividends receivable	109,181
Receivable for fund shares sold	101,695
Interest receivable	25,862
Prepaid expenses and other assets	14,800
Total Assets	78,354,585
LIABILITIES:
Facility loan fee payable	2,564
Payable for fund investments purchased	951,292
Payable for fund shares redeemed	58,973
Payable to Adviser	63,863
Payable for fund accounting and administration fees	12,163
Accrued 12b-1 fees - Class R Shares	5,694
Payable for custodian fees	13,330
Payable for audit fees	24,914
Payable to transfer agent	7,598
Payable for Compliance fees	2,083
Other accrued expenses	4,846
Total Liabilities	1,147,320
Net Assets	$77,207,265
NET ASSETS CONSIST OF:
Paid-in capital	$78,675,438
Total distributable earnings/(accumulated deficit)	(1,468,173)
Net Assets	$77,207,265
PRICING OF SHARES:
Class I Shares
Net Assets	$49,994,479
Shares of common stock outstanding (unlimited number of shares, no par value)	6,728,889
Net Asset Value Per Share, Offering and Redemption Price Per Share	$7.43
Class R Shares
Net Assets	$27,212,786
Shares of common stock outstanding (unlimited number of shares, no par value)	3,658,350
Net Asset Value Per Share, Offering and Redemption Price Per Share	$7.44

See Notes to Financial Statements.

Annual Report | September 30, 2020	98

RiverNorth/DoubleLine Strategic Income Fund

Statement of Assets and Liabilities	September 30, 2020

ASSETS:
Investment in securities:
At cost	$1,862,679,328
At value	$1,781,738,733
Investment in affiliates:
At cost	31,819,493
At value	30,155,295
Cash	705,720
Receivable for fund investments sold	49,734,409
Interest receivable	6,575,240
Receivable for fund shares sold	1,945,535
Dividends receivable	1,334,898
Prepaid expenses and other assets	51,656
Total Assets	1,872,241,486
LIABILITIES:
Facility loan fee payable	59,136
Payable for fund investments purchased	52,264,541
Payable for fund shares redeemed	1,946,102
Payable to Adviser	1,114,786
Payable for fund accounting and administration fees	386,202
Accrued 12b-1 fees - Class R Shares	26,581
Payable for custodian fees	69,136
Payable for audit fees	40,914
Payable to transfer agent	34,614
Payable for Compliance fees	2,083
Other accrued expenses	69,617
Total Liabilities	56,013,712
Net Assets	$1,816,227,774
NET ASSETS CONSIST OF:
Paid-in capital	$1,951,806,040
Total distributable earnings/(accumulated deficit)	(135,578,266)
Net Assets	$1,816,227,774
PRICING OF SHARES:
Class I Shares
Net Assets	$1,686,872,375
Shares of common stock outstanding (unlimited number of shares, no par value)	165,397,318
Net Asset Value Per Share, Offering and Redemption Price Per Share	$10.20
Class R Shares
Net Assets	$129,355,399
Shares of common stock outstanding (unlimited number of shares, no par value)	12,659,116
Net Asset Value Per Share, Offering and Redemption Price Per Share	$10.22

See Notes to Financial Statements.

99	(888) 848-7569 | www.rivernorth.com

RiverNorth/Oaktree High Income Fund

Statement of Assets and Liabilities	September 30, 2020

ASSETS:
Investment in securities:
At cost	$47,232,411
At value	$46,318,778
Foreign currency, at value (Cost $363,070)	361,081
Receivable for fund investments sold	1,015,701
Interest receivable	423,871
Unrealized appreciation on forward foreign currency contracts	110,522
Cash segregated at custodian for forward foreign currency contracts	50,000
Dividends receivable	9,876
Receivable for fund shares sold	537
Prepaid expenses and other assets	3,148
Total Assets	48,293,514
LIABILITIES:
Payable to custodian due to overdraft	166,307
Facility loan fee payable	1,495
Payable for fund investments purchased	2,611,162
Payable for fund shares redeemed	15,000
Unrealized depreciation on forward foreign currency contracts	150
Payable to Adviser	14,987
Payable for fund accounting and administration fees	64,305
Accrued 12b-1 fees - Class R Shares	1,057
Payable for custodian fees	12,799
Payable for audit fees	30,914
Payable to transfer agent	5,792
Payable for Compliance fees	2,083
Other accrued expenses	4,139
Total Liabilities	2,930,190
Net Assets	$45,363,324
NET ASSETS CONSIST OF:
Paid-in capital	$52,218,067
Total distributable earnings/(accumulated deficit)	(6,854,743)
Net Assets	$45,363,324
PRICING OF SHARES:
Class I Shares
Net Assets	$40,374,574
Shares of common stock outstanding (unlimited number of shares, no par value)	4,442,999
Net Asset Value Per Share, Offering and Redemption Price Per Share	$9.09
Class R Shares
Net Assets	$4,988,750
Shares of common stock outstanding (unlimited number of shares, no par value)	549,563
Net Asset Value Per Share, Offering and Redemption Price Per Share	$9.08

See Notes to Financial Statements.

Annual Report | September 30, 2020	100

RiverNorth Core Opportunity Fund

Statement of Operations	For the Year Ended September 30, 2020

INVESTMENT INCOME:
Dividend income	$2,842,954
Interest income	147,990
Other income	24,845
Total Investment Income	3,015,789

EXPENSES:
Investment Adviser fee	883,459
12b-1 fees - Class R Shares	82,701
Accounting and administration fee	46,591
Transfer agent expenses	44,051
Registration expenses	40,838
Compliance expense	30,819
Audit expenses	26,650
Custodian expenses	14,893
Printing expenses	11,494
Facility loan fee	11,089
Trustee expenses	7,720
Legal expenses	6,607
Insurance expenses	2,178
Miscellaneous expenses	9,971
Total Expenses	1,219,061
Net Investment Income	1,796,728

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain/(loss) on:
Investments	2,957,569
Net realized gain	2,957,569
Long-term capital gain distributions from other investment companies	1,011,327
Net change in unrealized appreciation/depreciation on:
Investments	(7,771,480)
Net change in unrealized appreciation/depreciation	(7,771,480)
Net Realized and Unrealized Loss on Investments	(3,802,584)
Net Decrease in Net Assets Resulting from Operations	$(2,005,856)

See Notes to Financial Statements.

101	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund

Statement of Operations	For the Year Ended September 30, 2020

INVESTMENT INCOME:
Dividend income	$34,726,476
Dividend income from affiliated securities	975,767
Interest income	64,810,535
Other income	105,552
Foreign taxes withheld	2,451
Total Investment Income	100,620,781

EXPENSES:
Investment Adviser fee, net of voluntary waiver	14,093,825
Accounting and administration fee	1,049,929
12b-1 fees - Class R Shares	364,302
Facility loan fee	237,110
Transfer agent expenses	182,920
Compliance expense	171,236
Trustee expenses	164,109
Printing expenses	119,518
Legal expenses	114,501
Registration expenses	89,670
Custodian expenses	69,753
Audit expenses	42,650
Insurance expenses	40,099
Miscellaneous expenses	109,497
Total Expenses	16,849,119
Net Investment Income	83,771,662

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain/(loss) on:
Investments	19,390,925
Net realized gain	19,390,925
Long-term capital gain distributions from other investment companies	36,569
Net change in unrealized appreciation/depreciation on:
Investments	(52,528,918)
Affiliated Investments	(1,896,909)
Net change in unrealized appreciation/depreciation	(54,425,827)
Net Realized and Unrealized Loss on Investments	(34,998,333)
Net Increase in Net Assets Resulting from Operations	$48,773,329

See Notes to Financial Statements.

Annual Report | September 30, 2020	102

RiverNorth/Oaktree High Income Fund

Statement of Operations	For the Year Ended September 30, 2020

INVESTMENT INCOME:
Dividend income	$516,012
Interest income	1,909,031
Other income	26,300
Foreign taxes withheld	(2,542)
Total Investment Income	2,448,801

EXPENSES:
Investment Adviser fee	477,594
Accounting and administration fee	124,906
Registration expenses	41,236
Transfer agent expenses	33,880
Audit expenses	32,650
Legal expenses	29,906
Compliance expense	26,902
Custodian expenses	14,024
12b-1 fees - Class R Shares	13,800
Printing expenses	8,186
Facility loan fee	5,968
Trustee expenses	4,090
Insurance expenses	1,023
Miscellaneous expenses	8,759
Total expenses	822,924
Less fees waived/reimbursed by Investment Adviser:
Class I Shares	(145,507)
Class R Shares	(19,074)
Net Expenses	658,343
Net Investment Income	1,790,458

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain/(loss) on:
Investments	(1,530,572)
Forward Foreign Currency Contracts	(476,865)
Translation of assets and liabilities denominated in foreign currencies	24,482
Net realized loss	(1,982,955)
Net change in unrealized appreciation/depreciation on:
Investments	(230,595)
Forward Foreign Currency Contracts	8,655
Translation of assets and liabilities denominated in foreign currencies	380
Net change in unrealized appreciation/depreciation	(221,560)
Net Realized and Unrealized Loss on Investments, translation of assets and liabilities denominated in foreign currencies and forward foreign currency contracts	(2,204,515)
Net Decrease in Net Assets Resulting from Operations	$(414,057)

See Notes to Financial Statements.

103	(888) 848-7569 | www.rivernorth.com

RiverNorth Core Opportunity Fund

Statements of Changes in Net Assets

	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
NET INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$1,796,728	$3,409,960
Net realized gain	2,957,569	1,887,614
Long-term capital gains from other investment companies	1,011,327	1,209,202
Net change in unrealized appreciation/depreciation on investments	(7,771,480)	(2,628,004)
Net increase/(decrease) in net assets resulting from operations	(2,005,856)	3,878,772

DISTRIBUTIONS TO SHAREHOLDERS:
Class I shares	(2,659,147)	(17,381,143)
Class R shares	(1,527,249)	(15,707,897)
Net decrease in net assets from distributions to shareholders	(4,186,396)	(33,089,040)

CAPITAL SHARE TRANSACTIONS:
Class I Shares
Proceeds from shares sold	22,357,753	42,934,744
Reinvestment of distributions	2,231,392	11,770,344
Cost of shares redeemed	(36,906,930)	(39,179,988)
Redemption fees(a)	–	1,733
Net increase/(decrease) in net assets from capital share transactions	(12,317,785)	15,526,833
Class R Shares
Proceeds from shares sold	5,640,144	9,464,344
Reinvestment of distributions	1,460,842	15,268,961
Cost of shares redeemed	(18,389,204)	(36,835,297)
Redemption fees(a)	–	184
Net decrease in net assets from capital share transactions	(11,288,218)	(12,101,808)
Net Decrease in Net Assets	(29,798,255)	(25,785,243)

NET ASSETS:
Beginning of period/year	$107,005,520	$132,790,763
End of period/year	77,207,265	107,005,520

See Notes to Financial Statements.

Annual Report | September 30, 2020	104

RiverNorth Core Opportunity Fund

Statements of Changes in Net Assets

	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
OTHER INFORMATION:
Share Transactions:
Class I Shares
Shares sold	3,161,984	5,361,367
Shares issued in reinvestment of distributions	294,928	1,595,372
Shares redeemed	(5,005,286)	(4,705,712)
Net increase/(decrease) from share transactions	(1,548,374)	2,251,027

Class R Shares
Shares sold	874,710	1,202,806
Shares issued in reinvestment of distributions	194,516	2,084,044
Shares redeemed	(2,414,622)	(4,453,626)
Net decrease from share transactions	(1,345,396)	(1,166,776)

(a)	The Fund imposed a 2.00% redemption fee on shares redeemed within 90 days of purchase. The redemption fee was eliminated on March 4, 2019.

See Notes to Financial Statements.

105	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund

Statements of Changes in Net Assets

	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
NET INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$83,771,662	$96,084,073
Net realized gain/(loss)	19,390,925	(50,206,791)
Long-term capital gains from other investment companies	36,569	188,448
Net change in unrealized appreciation/depreciation on investments	(54,425,827)	96,457,160
Net increase in net assets resulting from operations	48,773,329	142,522,890

DISTRIBUTIONS TO SHAREHOLDERS:
Class I shares	(79,390,062)	(92,689,814)
Class R shares	(6,188,907)	(8,384,063)
From tax return of capital
Class I shares	(2,716,414)	–
Class R shares	(204,602)	–
Net decrease in net assets from distributions to shareholders	(88,499,985)	(101,073,877)

CAPITAL SHARE TRANSACTIONS:
Class I Shares
Proceeds from shares sold	611,196,220	860,449,587
Reinvestment of distributions	68,779,135	73,340,573
Cost of shares redeemed	(814,875,369)	(828,839,766)
Redemption fees(a)	–	67,075
Net increase/(decrease) in net assets from capital share transactions	(134,900,014)	105,017,469
Class R Shares
Proceeds from shares sold	40,377,316	53,658,489
Reinvestment of distributions	6,146,105	8,047,792
Cost of shares redeemed	(80,913,738)	(63,914,017)
Redemption fees(a)	–	19,243
Net decrease in net assets from capital share transactions	(34,390,317)	(2,188,493)
Net Increase/(Decrease) in Net Assets	(209,016,987)	144,277,989

NET ASSETS:
Beginning of period/year	$2,025,244,761	$1,880,966,772
End of period/year	1,816,227,774	2,025,244,761

See Notes to Financial Statements.

Annual Report | September 30, 2020	106

RiverNorth/DoubleLine Strategic Income Fund

Statements of Changes in Net Assets

	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
OTHER INFORMATION:
Share Transactions:
Class I Shares
Shares sold	60,904,804	85,244,983
Shares issued in reinvestment of distributions	6,809,776	7,258,179
Shares redeemed	(82,235,772)	(82,788,383)
Net increase/(decrease) from share transactions	(14,521,192)	9,714,779

Class R Shares
Shares sold	3,986,283	5,301,831
Shares issued in reinvestment of distributions	606,703	795,933
Shares redeemed	(8,089,175)	(6,334,432)
Net decrease from share transactions	(3,496,189)	(236,668)

(a)	The Fund imposed a 2.00% redemption fee on shares redeemed within 90 days of purchase. The redemption fee was eliminated on March 4, 2019.

See Notes to Financial Statements.

107	(888) 848-7569 | www.rivernorth.com

RiverNorth/Oaktree High Income Fund

Statements of Changes in Net Assets

	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
NET INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$1,790,458	$2,129,809
Net realized gain/(loss)	(1,982,955)	210,728
Long-term capital gain distributions from other investment companies	–	2,473
Net change in unrealized appreciation/depreciation	(221,560)	(23,037)
Net increase/(decrease) in net assets resulting from operations	(414,057)	2,319,973

DISTRIBUTIONS TO SHAREHOLDERS:
Class I Shares	(1,711,826)	(2,340,774)
Class R Shares	(212,395)	(295,137)
From tax return of capital
Class I Shares	(362,852)	–
Class R Shares	(44,662)	–
Net decrease in net assets from distributions to shareholders	(2,331,735)	(2,635,911)

CAPITAL SHARE TRANSACTIONS:
Class I Shares
Proceeds from shares sold	1,466,082	1,386,595
Reinvestment of distributions	2,064,745	2,297,811
Cost of shares redeemed	(6,011,805)	(7,975,638)
Redemption fees(a)	–	16,396
Net decrease in net assets from capital share transactions	(2,480,978)	(4,274,836)

Class R Shares
Proceeds from shares sold	602,945	687,413
Reinvestment of distributions	249,412	287,836
Cost of shares redeemed	(1,505,591)	(1,755,228)
Redemption fees(a)	–	129
Net decrease in net assets from capital share transactions	(653,234)	(779,850)

Net Decrease in Net Assets	(5,880,004)	(5,370,624)

NET ASSETS:
Beginning of period/year	$51,243,328	$56,613,952
End of period/year	45,363,324	51,243,328

See Notes to Financial Statements.

Annual Report | September 30, 2020	108

RiverNorth/Oaktree High Income Fund

Statements of Changes in Net Assets

	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
OTHER INFORMATION:
Share Transactions:
Class I Shares
Shares sold	174,046	146,904
Shares issued in reinvestment of distributions	226,317	244,757
Shares redeemed	(703,397)	(847,134)
Net decrease from share transactions	(303,034)	(455,473)

Class R Shares
Shares sold	65,278	73,019
Shares issued in reinvestment of distributions	27,369	30,715
Shares redeemed	(165,647)	(186,885)
Net decrease from share transactions	(73,000)	(83,151)

(a)	The Fund imposed a 2.00% redemption fee on shares redeemed within 90 days of purchase. The redemption fee was eliminated on March 4, 2019.

See Notes to Financial Statements.

109	(888) 848-7569 | www.rivernorth.com

Intentionally Left Blank

RiverNorth Core Opportunity Fund	Class I

Financial Highlights

Net asset value - beginning of period
Income/(Loss) from investment operations:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total income/(loss) from investment operations
Less distributions:
From net investment income
From net realized gain on investments
From tax return of capital
Total distributions
Paid-in capital from redemption fees(a)
Net increase/(decrease) in net asset value
Net asset value - end of period
Total Return(d)
Ratios/Supplemental Data:
Net assets, end of period (in thousands)
Ratios to Average Net Assets (including interest expense):

Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)

Ratio of expenses to average net assets including fee waivers and reimbursements(e)
Ratio of net investment income to average net assets excluding fee waivers and reimbursements(e)
Ratio of net investment income to average net assets including fee waivers and reimbursements(e)
Ratios to Average Net Assets (excluding interest expense):

Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)

Ratio of expenses to average net assets including fee waivers and reimbursements(e)
Ratio of net investment income to average net assets excluding fee waivers and reimbursements(e)
Ratio of net investment income to average net assets including fee waivers and reimbursements(e)
Portfolio turnover rate

See Notes to Financial Statements.

111	(888) 848-7569 | www.rivernorth.com

For a share outstanding throughout the periods presented

For the Year Ended September 30, 2020	For the Year Ended September 30, 2019		For the Year Ended September 30, 2018		For the Year Ended September 30, 2017		For the Year Ended September 30, 2016
$8.05	$10.88		$12.37		$11.33		$10.74

0.16	0.24		0.27		0.17		0.23
(0.41)	(0.25	)(b)	0.42		1.45		1.33
(0.25)	(0.01)		0.69		1.62		1.56

(0.19)	(0.18)		(0.40)		(0.30)		(0.42)
(0.18)	(2.64)		(1.78)		(0.28)		(0.45)
–	–		–		–		(0.10)
(0.37)	(2.82)		(2.18)		(0.58)		(0.97)
–	0.00	(c)	0.00	(c)	0.00	(c)	0.00 (c)
(0.62)	(2.83)		(1.49)		1.04		0.59
$7.43	$8.05		$10.88		$12.37		$11.33
(3.00%)	3.51%		5.92%		14.71%		15.35%

$49,994	$66,662		$65,592		$109,627		$201,712

N/A	1.22%		N/A		1.12%		N/A
N/A	1.22%		N/A		1.12%		N/A
N/A	2.88%		N/A		1.45%		N/A
N/A	2.88%		N/A		1.45%		N/A

1.29%	1.22%		1.17%		1.12%		1.11%
1.29%	1.22%		1.17%		1.12%		1.11%
2.10%	2.88%		2.37%		1.45%		2.11%

2.10%	2.88%		2.37%		1.45%		2.11%
110%	36%		58	%(f)	39	%(f)	19%

Annual Report | September 30, 2020	112

RiverNorth Core Opportunity Fund	Class I

Financial Highlights	For a share outstanding throughout the periods presented

(a)	Based on average shares outstanding during the period.

(b)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(c)	Less than $0.005 per share.

(d)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(e)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments.

(f)	Portfolio turnover does not include redemptions in-kind.

See Notes to Financial Statements.

113	(888) 848-7569 | www.rivernorth.com

Intentionally Left Blank

RiverNorth Core Opportunity Fund	Class R

Financial Highlights

Net asset value - beginning of period
Income/(Loss) from investment operations:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total income/(loss) from investment operations
Less distributions:
From net investment income
From net realized gain on investments
From tax return of capital
Total distributions
Paid-in capital from redemption fees(a)
Net increase/ (decrease) in net asset value
Net asset value - end of period
Total Return(d)
Ratios/Supplemental Data:
Net assets, end of period (in thousands)
Ratios to Average Net Assets (including interest expense):
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)
Ratio of expenses to average net assets including fee waivers and reimbursements(e)
Ratio of net investment income to average net assets excluding fee waivers and reimbursements(e)
Ratio of net investment income to average net assets including fee waivers and reimbursements(e)
Ratios to Average Net Assets (excluding interest expense):
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)
Ratio of expenses to average net assets including fee waivers and reimbursements(e)
Ratio of net investment income to average net assets excluding fee waivers and reimbursements(e)
Ratio of net investment income to average net assets including fee waivers and reimbursements(e)
Portfolio turnover rate

See Notes to Financial Statements.

115	(888) 848-7569 | www.rivernorth.com

For a share outstanding throughout the periods presented

For the Year Ended September 30, 2020	For the Year Ended September 30, 2019		For the Year Ended September 30, 2018		For the Year Ended September 30, 2017		For the Year Ended September 30, 2016
$8.06	$10.89		$12.37		$11.32		$10.74

0.15	0.22		0.23		0.16		0.20
(0.42)	(0.26	)(b)	0.44		1.44		1.32
(0.27)	(0.04)		0.67		1.60		1.52

(0.18)	(0.17)		(0.37)		(0.27)		(0.40)
(0.17)	(2.62)		(1.78)		(0.28)		(0.45)
–	–		–		–		(0.09)
(0.35)	(2.79)		(2.15)		(0.55)		(0.94)
–	0.00	(c)	0.00	(c)	0.00	(c)	0.00 (c)
(0.62)	(2.83)		(1.48)		1.05		0.58
$7.44	$8.06		$10.89		$12.37		$11.32
(3.24%)	3.23%		5.70%		14.51%		14.98%

$27,213	$40,344		$67,199		$213,737		$568,198

N/A	1.48%		N/A		1.37%		N/A
N/A	1.48%		N/A		1.37%		N/A
N/A	2.62%		N/A		1.38%		N/A
N/A	2.62%		N/A		1.38%		N/A

1.54%	1.48%		1.41%		1.37%		1.36%
1.54%	1.48%		1.41%		1.37%		1.36%

1.93%	2.62%		2.02%		1.38%		1.90%

1.93%	2.62%		2.02%		1.38%		1.90%
110%	36%		58	%(f)	39	%(f)	19%

Annual Report | September 30, 2020	116

RiverNorth Core Opportunity Fund	Class R

Financial Highlights	For a share outstanding throughout the periods presented

(a)	Based on average shares outstanding during the period.

(b)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(c)	Less than $0.005 per share.

(d)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(e)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments.

(f)	Portfolio turnover does not include redemptions in-kind.

See Notes to Financial Statements.

117	(888) 848-7569 | www.rivernorth.com

Intentionally Left Blank

RiverNorth/DoubleLine Strategic Income Fund	Class I

Financial Highlights

Net asset value - beginning of period
Income from investment operations:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total income from investment operations

Less distributions:
From net investment income
From net realized gain on investments
From tax return of capital
Total distributions
Paid-in capital from redemption fees(a)
Net increase/(decrease) in net asset value
Net asset value - end of period

Total Return(c)

Ratios/Supplemental Data:
Net assets, end of period (in thousands)
Ratios to Average Net Assets (including interest expense):
Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)
Ratio of expenses to average net assets including fee waivers and reimbursements(d)

Ratio of net investment income to average net assets excluding fee waivers and reimbursements(d)

Ratio of net investment income to average net assets including fee waivers and reimbursements(d)
Ratios to Average Net Assets (excluding interest expense):
Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)
Ratio of expenses to average net assets including fee waivers and reimbursements(d)

Ratio of net investment income to average net assets excluding fee waivers and reimbursements(d)

Ratio of net investment income to average net assets including fee waivers and reimbursements(d)
Portfolio turnover rate

See Notes to Financial Statements.

119	(888) 848-7569 | www.rivernorth.com

For a share outstanding throughout the periods presented

For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016
$10.33	$10.08	$10.61	$10.61	$10.37

0.45	0.52	0.47	0.40	0.51
(0.10)	0.28	(0.44)	0.08	0.39
0.35	0.80	0.03	0.48	0.90

(0.46)	(0.55)	(0.51)	(0.45)	(0.64)
–	–	(0.04)	(0.03)	–
(0.02)	–	(0.01)	–	(0.02)
(0.48)	(0.55)	(0.56)	(0.48)	(0.66)
–	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
(0.13)	0.25	(0.53)	–	0.24
$10.20	$10.33	$10.08	$10.61	$10.61

3.51%	8.21%	0.33%	4.67%	9.00%

$1,686,872	$1,858,103	$1,715,495	$2,024,142	$1,822,874

N/A	0.86%	N/A	N/A	N/A
N/A	0.86%	N/A	N/A	N/A

N/A	5.13%	N/A	N/A	N/A

N/A	5.13%	N/A	N/A	N/A

0.87%	0.86%	0.86%	0.85%	0.86%
0.87%	0.86%	0.86%	0.85%	0.86%

4.42%	5.13%	4.60%	3.80%	4.92%

4.42%	5.13%	4.60%	3.80%	4.92%
81%	60%	37%	50%	36%

Annual Report | September 30, 2020	120

RiverNorth/DoubleLine Strategic Income Fund	Class I

Financial Highlights	For a share outstanding throughout the periods presented

(a)	Based on average shares outstanding during the period.

(b)	Less than $0.005 per share.

(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(d)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments.

See Notes to Financial Statements.

121	(888) 848-7569 | www.rivernorth.com

Intentionally Left Blank

RiverNorth/DoubleLine Strategic Income Fund	Class R

Financial Highlights

Net asset value - beginning of period
Income from investment operations:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total income from investment operations

Less distributions:
From net investment income
From net realized gain on investments
From tax return of capital
Total distributions
Paid-in capital from redemption fees(a)
Net increase/(decrease) in net asset value
Net asset value - end of period

Total Return(c)

Ratios/Supplemental Data:
Net assets, end of period (in thousands)
Ratios to Average Net Assets (including interest expense):
Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)
Ratio of expenses to average net assets including fee waivers and reimbursements(d)

Ratio of net investment income to average net assets excluding fee waivers and reimbursements(d)

Ratio of net investment income to average net assets including fee waivers and reimbursements(d)
Ratios to Average Net Assets (excluding interest expense):
Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)
Ratio of expenses to average net assets including fee waivers and reimbursements(d)

Ratio of net investment income to average net assets excluding fee waivers and reimbursements(d)

Ratio of net investment income to average net assets including fee waivers and reimbursements(d)
Portfolio turnover rate

See Notes to Financial Statements.

123	(888) 848-7569 | www.rivernorth.com

For a share outstanding throughout the periods presented

For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016
$10.35	$10.09	$10.62	$10.62	$10.39

0.43	0.50	0.45	0.38	0.49
(0.10)	0.28	(0.45)	0.08	0.37
0.33	0.78	–	0.46	0.86

(0.44)	(0.52)	(0.48)	(0.43)	(0.61)
–	–	(0.04)	(0.03)	–
(0.02)	–	(0.01)	–	(0.02)
(0.46)	(0.52)	(0.53)	(0.46)	(0.63)
–	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
(0.13)	0.26	(0.53)	–	0.23
$10.22	$10.35	$10.09	$10.62	$10.62

3.24%	8.03%	0.07%	4.40%	8.62%

$129,355	$167,141	$165,472	$208,143	$230,953

N/A	1.11%	N/A	N/A	N/A
N/A	1.11%	N/A	N/A	N/A

N/A	4.90%	N/A	N/A	N/A

N/A	4.90%	N/A	N/A	N/A

1.12%	1.11%	1.11%	1.10%	1.11%
1.12%	1.11%	1.11%	1.10%	1.11%

4.18%	4.90%	4.34%	3.56%	4.67%

4.18%	4.90%	4.34%	3.56%	4.67%
81%	60%	37%	50%	36%

Annual Report | September 30, 2020	124

RiverNorth/DoubleLine Strategic Income Fund	Class R

Financial Highlights	For a share outstanding throughout the periods presented

(a)	Based on average shares outstanding during the period.

(b)	Less than $0.005 per share.

(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(d)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments.

See Notes to Financial Statements.

125	(888) 848-7569 | www.rivernorth.com

Intentionally Left Blank

RiverNorth/Oaktree High Income Fund	Class I

Financial Highlights

Net asset value - beginning of period
Income/(loss) from investment operations:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total income/(loss) from investment operations

Less distributions:
From net investment income
From tax return of capital
Total distributions
Paid-in capital from redemption fees(a)
Net increase/(decrease) in net asset value
Net asset value - end of period

Total Return(c)

Supplemental Data:
Net assets, end of period (in thousands)
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)
Ratio of expenses to average net assets including fee waivers and reimbursements(d)

Ratio of net investment income to average net assets excluding fee waivers and reimbursements(d)

Ratio of net investment income to average net assets including fee waivers and reimbursements(d)

Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)
Ratio of expenses to average net assets including fee waivers and reimbursements(d)

Ratio of net investment income to average net assets excluding fee waivers and reimbursements(d)

Ratio of net investment income to average net assets including fee waivers and reimbursements(d)
Portfolio turnover rate

See Notes to Financial Statements.

127	(888) 848-7569 | www.rivernorth.com

For a share outstanding throughout the periods presented

For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016
$9.55	$9.58	$9.73	$9.48	$9.18

0.34	0.38	0.39	0.35	0.44
(0.35)	0.07	(0.18)	0.31	0.44
(0.01)	0.45	0.21	0.66	0.88

(0.37)	(0.48)	(0.24)	(0.38)	(0.55)
(0.08)	–	(0.12)	(0.03)	(0.03)
(0.45)	(0.48)	(0.36)	(0.41)	(0.58)
–	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
(0.46)	(0.03)	(0.15)	0.25	0.30
$9.09	$9.55	$9.58	$9.73	$9.48

(0.02%)	4.85%	2.22%	7.11%	10.09%

$40,375	$45,306	$49,856	$63,842	$73,580

N/A	1.58%	1.54%	1.35%	1.34%
N/A	1.36%	1.36%	1.35%	1.34%

N/A	3.83%	3.84%	3.59%	4.86%

N/A	4.05%	4.02%	3.59%	4.86%

1.69%	1.57%	1.53%	1.35%	1.34%
1.35%	1.35%	1.35%	1.35%	1.34%

3.43%	3.84%	3.83%	3.59%	4.86%

3.78%	4.06%	4.01%	3.59%	4.86%
80%	52%	76%	121%	40%

Annual Report | September 30, 2020	128

RiverNorth/Oaktree High Income Fund	Class I

Financial Highlights	For a share outstanding throughout the periods presented

(a)	Based on average shares outstanding during the period.

(b)	Less than $0.005 per share.

(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(d)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments.

See Notes to Financial Statements.

129	(888) 848-7569 | www.rivernorth.com

Intentionally Left Blank

RiverNorth/Oaktree High Income Fund	Class R

Financial Highlights

Net asset value - beginning of period
Income/(loss) from investment operations:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total income/(loss) from investment operations

Less distributions:
From net investment income
From tax return of capital
Total distributions
Paid-in capital from redemption fees(a)
Net increase/(decrease) in net asset value
Net asset value - end of period

Total Return(c)

Supplemental Data:
Net assets, end of period (in thousands)
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)
Ratio of expenses to average net assets including fee waivers and reimbursements(d)

Ratio of net investment income to average net assets excluding fee waivers and reimbursements(d)

Ratio of net investment income to average net assets including fee waivers and reimbursements(d)

Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)
Ratio of expenses to average net assets including fee waivers and reimbursements(d)

Ratio of net investment income to average net assets excluding fee waivers and reimbursements(d)

Ratio of net investment income to average net assets including fee waivers and reimbursements(d)
Portfolio turnover rate

See Notes to Financial Statements.

131	(888) 848-7569 | www.rivernorth.com

For a share outstanding throughout the periods presented

For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016
$9.54	$9.58	$9.72	$9.47	$9.17

0.32	0.36	0.36	0.32	0.43
(0.36)	0.05	(0.16)	0.32	0.43
(0.04)	0.41	0.20	0.64	0.86

(0.35)	(0.45)	(0.23)	(0.36)	(0.54)
(0.07)	–	(0.11)	(0.03)	(0.02)
(0.42)	(0.45)	(0.34)	(0.39)	(0.56)
–	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
(0.46)	(0.04)	(0.14)	0.25	0.30
$9.08	$9.54	$9.58	$9.72	$9.47

(0.27%)	4.48%	2.07%	6.83%	9.83%

$4,989	$5,937	$6,758	$7,635	$7,203

N/A	1.83%	1.79%	1.63%	1.62%
N/A	1.61%	1.61%	1.60%	1.60%

N/A	3.58%	3.60%	3.29%	4.69%

N/A	3.80%	3.78%	3.33%	4.71%

1.95%	1.82%	1.78%	1.63%	1.62%
1.60%	1.60%	1.60%	1.60%	1.60%

3.19%	3.59%	3.59%	3.29%	4.69%

3.53%	3.81%	3.77%	3.33%	4.71%
80%	52%	76%	121%	40%

Annual Report | September 30, 2020	132

RiverNorth/Oaktree High Income Fund	Class R

Financial Highlights	For a share outstanding throughout the periods presented

(a)	Based on average shares outstanding during the period.
(b)	Less than $0.005 per share.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments.

See Notes to Financial Statements.

133	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Notes to Financial Statements

September 30, 2020

1. ORGANIZATION

The RiverNorth Funds (the “Trust” or “Funds”) was established under the laws of Ohio by an Agreement and Declaration of Trust dated July 18, 2006 (the “Trust Agreement”). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust Agreement permits the Board of Trustees (the “Board” or “Trustees”) to authorize and issue an unlimited number of shares of beneficial interest of a separate series without par value. All classes of shares for each of the Funds have identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes. The Funds are considered investment companies and therefore follow the Investment Company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services Investment Companies.

The RiverNorth Core Opportunity Fund (the “Core Opportunity Fund”) was organized as a diversified series of the Trust on July 18, 2006 and commenced investment operations on December 27, 2006. The Core Opportunity Fund offers two classes of shares, Class I Shares (inception date of August 11, 2014) and Class R Shares (inception date of December 27, 2006). The investment adviser to the Core Opportunity Fund is RiverNorth Capital Management, LLC ("RiverNorth" or the “Adviser”). The investment objective of the Core Opportunity Fund is to seek long-term capital appreciation and income.

The RiverNorth/DoubleLine Strategic Income Fund (the “Strategic Income Fund”) is a diversified series of the Trust and commenced investment operations on December 30, 2010. The Strategic Income Fund offers two classes of shares, Class I Shares and Class R Shares. The investment adviser to the Strategic Income Fund is RiverNorth. The Strategic Income Fund’s sub-adviser is DoubleLine Capital, LP (“DoubleLine”). The investment objective of the Strategic Income Fund is current income and overall total return.

The RiverNorth/Oaktree High Income Fund (the “High Income Fund”) is a diversified series of the Trust and commenced investment operations on December 28, 2012. The High Income Fund offers two classes of shares, Class I Shares and Class R Shares. The investment adviser to the High Income Fund is RiverNorth. The High Income Fund’s sub-adviser is Oaktree Capital Management, L.P. (“Oaktree Capital,” and with DoubleLine, each a “Sub-Adviser” or collectively, the “Sub-Advisers”). The investment objective of the High Income Fund is overall total return consisting of long-term capital appreciation and income.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”). The financial statements are prepared in accordance with GAAP, which requires management to make estimates and assumptions that affect the reported amounts and disclosures, including the disclosure of contingent assets and liabilities, in the financial statements during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Funds ultimately realize upon sale of the securities. The financial statements have been prepared as of the close of the New York Stock Exchange (“NYSE” or the "Exchange") on the fiscal period end of the Funds.

Annual Report | September 30, 2020	134

RiverNorth Funds	Notes to Financial Statements

September 30, 2020

Security Valuation: The Funds’ assets and other financial instruments are recorded at their estimated fair value as described in Note 3.

Security Transactions and Related Income: The Funds follow industry practice and record security transactions on the trade date basis. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date or for certain foreign securities, when the information becomes available to the Funds, and interest income and expenses are recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region. Settlement on bank loans transactions may be in excess of seven business days. Interest only stripped mortgage backed securities ("IO Strips") are securities that receive only interest payments from a pool of mortgage loans. Little to no principal will be received by the Funds upon maturity of an IO Strip. Periodic adjustments are recorded to reduce the cost of the security until maturity, which are included in interest income.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. Eastern time). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Securities: The Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Certain foreign countries impose a capital gains tax which is accrued by the Funds based on the unrealized appreciation, if any, on affected securities. Any accrual would reduce a Fund’s net asset value ("NAV"). The tax is paid when the gain is realized and is included in capital gains tax in the Statements of Operations.

Other: The Funds hold certain investments which pay dividends to their shareholders based upon available funds from operations. It is possible for these dividends to exceed the underlying investments’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Distributions received from investments in securities that represent a return of capital or capital gains are recorded as a reduction of the cost of investments or as a realized gain, respectively.

135	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Notes to Financial Statements

September 30, 2020

Principal Investment Risks: All mutual funds carry a certain amount of risk. For more information on the related risks of investing in the Funds please refer to the prospectus of each Fund.

Share Valuation: The NAV is generally calculated as of the close of trading on the NYSE (normally 4:00 p.m. Eastern Time) every day the Exchange is open. The NAV is calculated by taking the total value of each Fund’s or class’ assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share is equal to the NAV per share, except that shares of each Fund were subject to a redemption fee of 2% if redeemed within 90 days of purchase until March 4, 2019 when the redemption fee was eliminated.

Expenses: Some expenses of the Trust can be directly attributed to a Fund or a Fund specific share class. Expenses which cannot be directly attributed are apportioned among all Funds and Fund series classes in the Trust based on average net assets or another method approved by the Board.

Federal Income Taxes: The Funds make no provision for federal income tax. Each Fund intends to qualify each year as a “regulated investment company” under subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its taxable income. If the required amount of net investment income is not distributed, the Funds could incur a tax expense.

As of and during the year ended September 30, 2020, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expenses in the Statements of Operations. During the year ended September 30, 2020, the Funds did not incur any interest or penalties.

Distributions to Shareholders: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations or net asset values per share of the Funds.

Annual Report | September 30, 2020	136

RiverNorth Funds	Notes to Financial Statements

September 30, 2020

3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund might reasonably expect to receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including using such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below.

●	Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

●	Level 2 – Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

●	Level 3 – Significant unobservable prices or inputs (including the Funds’ own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stocks, rights and warrants, closed-end funds, exchange-traded funds, preferred stocks and business development companies are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser or a Sub-Adviser believes such prices more accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Funds will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Adviser or a Sub-Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, Sub-Adviser, or valuation committee in conformity with guidelines adopted by and subject to review by the Board. These securities will be categorized as Level 3 securities.

137	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Notes to Financial Statements

September 30, 2020

Investments in mutual funds, including short-term investments and open-end funds, are generally priced at the ending NAV provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

Domestic and foreign fixed income securities, including foreign and U.S. corporate bonds, convertible corporate bonds, U.S. Government bonds and notes, foreign government bonds and notes, supranationals and foreign agencies, non-agency collateralized mortgage obligations, U.S. government/agency mortgage backed securities, business development company notes, bank loans, collateralized loan obligations, municipal bonds, and high yield debt, as well as non-exchange traded derivatives, including forward foreign currency contracts, are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services. Foreign currency positions, including forward foreign currency contracts, are priced at the mean between the closing bid and asked prices at 4:00 p.m. Eastern Time. Prices obtained from independent pricing services typically use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Data used to establish quotes includes analysis of cash flows, pre-payment speeds, default rates, delinquency assumptions and assumptions regarding collateral and loss assumptions. These securities will be classified as Level 2 securities.

Short-term investments in fixed income securities, with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

In accordance with the Funds’ good faith pricing guidelines, the Adviser, Sub-Adviser, or valuation committee is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser, Sub-Adviser, or valuation committee would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) discounted cash flow models; (iii) weighted average cost or weighted average price; (iv) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (v) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Adviser’s, a Sub-Adviser’s, or the valuation committee’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Adviser or a Sub-Adviser is aware of any other data that calls into question the reliability of market quotations.

Annual Report | September 30, 2020	138

RiverNorth Funds	Notes to Financial Statements

September 30, 2020

Good faith pricing may also be used in instances when the bonds in which the Funds invest default or otherwise cease to have market quotations readily available. Investments in foreign securities, junk bonds, or other thinly traded securities are more likely to trigger good faith pricing than other securities.

The following is a summary of the inputs used at September 30, 2020 in valuing the Funds’ assets and liabilities:

Core Opportunity Fund

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Closed-End Funds	$54,345,947	$–	$–	$54,345,947
Business Development Companies	4,335,042	–	–	4,335,042
Common Stocks	1,408,330	–	–	1,408,330
Exchange Traded Funds	666,075	–	–	666,075
Preferred Stocks	115,741	–	–	115,741
Business Development Company Notes	1,514,347	–	–	1,514,347
Convertible Corporate Bonds	–	2,738,603	–	2,738,603
Rights	14,459	–	–	14,459
Warrants	282,108	–	–	282,108
Short-Term Investments	12,129,578	–	–	12,129,578
Total	$74,811,627	$2,738,603	$–	$77,550,230

139	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Notes to Financial Statements

September 30, 2020

Strategic Income Fund

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Closed-End Funds	$353,987,934	$–	$–	$353,987,934
Business Development Companies	3,619,268	–	–	3,619,268
Common Stocks	95,376	–	–	95,376
Open-End Funds	30,155,295	–	–	30,155,295
Preferred Stocks	30,727,437	–	–	30,727,437
Business Development Company Notes	16,311,722	–	–	16,311,722
Foreign Corporate Bonds	–	83,380,376	–	83,380,376
U.S. Corporate Bonds	–	100,214,470	–	100,214,470
Convertible Corporate Bonds	–	13,382,871	–	13,382,871
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	–	5,963,481	–	5,963,481
Bank Loans	–	20,606,198	–	20,606,198
Collateralized Loan Obligations	–	46,505,901	–	46,505,901
Equity - Linked Notes	–	–	11,250	11,250
Non-Agency Collateralized Mortgage Obligations	–	454,699,084	–	454,699,084
U.S. Government Bonds and Notes	–	134,952,071	–	134,952,071
Municipal Bonds	–	424,454	–	424,454
U.S. Government / Agency Mortgage Backed Securities	–	287,910,376	–	287,910,376
Short-Term Investments	228,411,532	534,932	–	228,946,464
Total	$663,308,564	$1,148,574,214	$11,250	$1,811,894,028

Annual Report | September 30, 2020	140

RiverNorth Funds	Notes to Financial Statements

September 30, 2020

High Income Fund

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Closed-End Funds	$3,425,102	$–	$–	$3,425,102
Common Stocks	34,618	130	38,113	72,861
Preferred Stocks	–	–	96,490	96,490
Bank Loans	–	17,638,807	68,060	17,706,867
High Yield Debt	–	24,223,823	–	24,223,823
Rights	–	–	32	32
Warrants	2	–	–	2
Short-Term Investments	793,601	–	–	793,601
Total	$4,253,323	$41,862,760	$202,695	$46,318,778

	Valuation Inputs
Other Financial Instruments**	Level 1	Level 2	Level 3	Total
Assets
Forward Foreign Currency Contracts	$–	$110,522	$–	$110,522
Liabilities
Forward Foreign Currency Contracts	$–	$(150)	$–	$(150)
Total	$–	$110,372	$–	$110,372

*	Refer to each Fund’s Schedule of Investments for a listing of securities by type.
**	Other financial instruments are derivative instruments reflected in the Schedule of Investments.

141	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Notes to Financial Statements

September 30, 2020

The changes of the fair value of investments for which the Funds have used Level 3 inputs to determine the fair value are as follows:

Asset Type	Balance as of September 30, 2019	Accrued Discount/ premium	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ Depreciation	Purchases	Sales Proceeds	Transfer into Level 3	Transfer Out of Level 3	Balance as of September 30, 2020	Net change in unrealized appreciation/ (depreciation) included in the Statements of Operations attributable to Level 3 investments held at September 30, 2020
Strategic Income Fund
U.S. Corporate Bonds	$5,050,000	$5,226	$–	$(125,590)	$–	$–	$–	$(4,929,636)	$–	$–
Equity-Linked Note	11,250	–	–	–	–	–	–	–	11,250	–
	$5,061,250	$5,226	$–	$(125,590)	$–	$–	$–	$(4,929,636)	$11,250	$–

High Income Fund
Common Stocks	$30,185	$–	$620	$(158,871)	$167,882	$(1,703)	$–	$–	$38,113	$(158,871)
Preferred Stocks	92,000	–	–	(17,490)	21,980	–	–	–	96,490	(17,490)
Bank Loans	20,361	(443)	–	4,972	227,682	(184,512)	–	–	68,060	(41,936)
Rights	–	–	–	(11,199)	11,231	–	–	–	32	(11,199)
High Yield Debt	–	2,463	(45,531)	43,295	–	(227)	–	–	–	–
Warrants	3,714	–	1,352	(1,352)	–	(3,714)	–	–	–	–
	$146,260	$2,020	$(43,559)	$(140,645)	$428,775	$(190,156)	$–	$–	$202,695	$(229,496)

The table below provides additional information about the Level 3 Fair Value Measurements as of September 30, 2020:

Quantitative Information about Level 3 Fair Value Measurements

Strategic Income Fund

Asset Class	Fair Value (USD)	Valuation Technique	Unobservable Inputs(a)	Value/Range (Weighted Average)
Equity-Linked Note	11,250	Vendor Price	Indicative Broker Quote	N/A

Annual Report | September 30, 2020	142

RiverNorth Funds	Notes to Financial Statements

September 30, 2020

High Income Fund

Asset Class	Fair Value (USD)	Valuation Technique	Unobservable Inputs(a)	Value/Range (Weighted Average)
Common Stocks	$38,113	Vendor Price	Indicative Broker Quotes	$20.50-$24.00
		Market Comparable Companies	EBITDA Multiple	4.75x
			Revenue Multiple	0.21x-0.29x
			Liquidity Discount	80.57%
			Company Provided Financial Information	N/A
Preferred Stocks	96,490	Market Comparable Companies	EBITDA Multiple	9.25x-9.75x
			Company Provided Financial Information	N/A
Bank Loans	68,060	Vendor Price	Broker Quote	N/A
Rights	32	Market Comparable Companies	Revenue Multiple	0.21x-0.29x
			Liquidity Discount	80.57%
			Company Provided Financial Information	N/A

(a)	A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Inputs	Impact to Value if Input Increases	Impact to Value if Input Decreases
Indicative Broker Quotes	Increase	Decrease
EBITDA Multiple	Increase	Decrease
Revenue Multiple	Increase	Decrease
Liquidity Discount	Decrease	Increase

4. DERIVATIVE FINANCIAL INSTRUMENTS

The following discloses the Funds’ use of derivative instruments. The Funds’ investment objectives not only permit the Funds to purchase investment securities, they also allow the Funds to enter into various types of derivative contracts such as forward foreign currency contracts. In doing so, the Funds will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

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RiverNorth Funds	Notes to Financial Statements

September 30, 2020

Market Risk Factors: In pursuit of their investment objectives, the Funds may seek to use derivatives to increase or decrease their exposure to the following market risk factors:

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency.

Risk of Investing in Derivatives

The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase their market value exposure relative to their net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds.

Forward Foreign Currency Contracts

The Funds may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value, to gain or reduce exposure to certain currencies, or to generate income or gains. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. During the year ended September 30, 2020, the High Income Fund engaged in forward foreign currency contracts. The contracts are marked-to-market daily and the change in value is recorded by the High Income Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the High Income Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The High Income Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

If required by the forward foreign currency contracts, the High Income Fund has segregated sufficient assets as collateral to satisfy the current obligations with respect to forward foreign currency contracts, and this is reflected as Cash segregated at custodian for forward foreign currency contracts on the High Income Fund’s Statement of Assets and Liabilities.

Annual Report | September 30, 2020	144

RiverNorth Funds	Notes to Financial Statements

September 30, 2020

The effect of derivatives instruments on each Fund's Statement of Assets and Liabilities as of September 30, 2020:

		Asset Derivatives
Fund	Risk Exposure	Statement of Assets and Liabilities Location	Fair Value
High Income Fund	Foreign exchange rate risk (Forward foreign currency contracts)	Unrealized appreciation on forward foreign currency contracts	$110,522

		Liabilities Derivatives
Fund	Risk Exposure	Statement of Assets and Liabilities Location	Fair Value
High Income Fund	Foreign exchange rate risk (Forward foreign currency contracts)	Unrealized depreciation on forward foreign currency contracts	$(150)

The effect of derivatives instruments on each Fund's Statement of Operations for the year ended September 30, 2020:

Fund	Risk Exposure	Statement of Operations Location	Realized Gain/ (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ Depreciation on Derivatives Recognized in Income
High Income Fund	Foreign exchange rate risk (Forward foreign currency contracts)	Net realized gain/(loss) on Forward Foreign Currency Contracts/ Net change in unrealized appreciation/ depreciation on Forward Foreign Currency Contracts	$(476,865)	$8,655

The forward currency contracts average notional amount during the year ended September 30, 2020, is noted below.

Fund	Average Notional Amount of Forward Foreign Currency Contracts
High Income Fund	$7,362,117

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RiverNorth Funds	Notes to Financial Statements

September 30, 2020

Offsetting Arrangements: Certain derivative contracts are executed under standardized netting agreements. A derivative netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract. These agreements mitigate counterparty credit risk by providing for a single net settlement with a counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements, collateral arrangements or other similar agreements as of September 30, 2020.

Offsetting of Derivatives Asset
				Gross Amounts Not Offset in the Statements of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts Presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset(a)	Cash Collateral Received(a)	Net Amount
High Income Fund
Forward Foreign Currency Contracts	$110,522	$–	$110,522	$(150)	$–	$110,372
Total	$110,522	$–	$110,522	$(150)	$–	$110,372

Annual Report | September 30, 2020	146

RiverNorth Funds	Notes to Financial Statements

September 30, 2020

Offsetting of Derivatives Liability
				Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset(a)	Cash Collateral Pledged(a)	Net Amount
High Income Fund
Forward Foreign Currency Contracts	$150		$150	$(150)	$–	$–
Total	$150	$–	$150	$(150)	$–	$–

(a)	These amounts are limited to the derivatives asset/liability balance and, accordingly, do not include excess collateral received/pledged.

5. LOAN PARTICIPATIONS AND ASSIGNMENTS

The Strategic Income Fund and High Income Fund may each invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Strategic Income Fund and High Income Fund will normally invest in corporate debt issuers in North America and Europe. The Strategic Income Fund’s and High Income Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Strategic Income Fund and High Income Fund may each invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Strategic Income Fund and High Income Fund will generally purchase assignments of these loans, in which case they will typically become lenders for purposes of the relevant loan agreement with direct contractual rights against the borrower, including the right to receive payments of principal and interest. When purchasing participation interests in a loan, the Strategic Income Fund and High Income Fund generally have no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Strategic Income Fund and High Income Fund may each be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. The Strategic Income Fund and High Income Fund may each enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. When investing in a loan participation, the Strategic Income Fund and High Income Fund have the right to receive payments of principal, interest and any fees to which they are entitled only from the lender selling

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RiverNorth Funds	Notes to Financial Statements

September 30, 2020

the loan agreement and only upon receipt of payments by the lender from the borrower. The Strategic Income Fund and High Income Fund may each receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Strategic Income Fund and High Income Fund may each receive a penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. At September 30, 2020, the Strategic Income Fund and High Income Fund had $957,127 and $2,348,517 respectively, in unsettled domestic and foreign loan commitments.

6. ADVISORY FEES, TRUSTEE FEES AND OTHER AGREEMENTS

The Adviser serves as the investment adviser to the Funds. Under the terms of the management agreement (the “Agreement”), the Adviser, subject to the supervision of the Board, provides or arranges to be provided to the Funds such investment advice as it deems advisable and will furnish or arrange to be furnished a continuous investment program for the Funds consistent with the Funds’ investment objectives and policies. As compensation for its management services, the Funds are obligated to pay the Adviser a fee computed and accrued daily and paid monthly in arrears at an annual rate of the average daily net assets of the Funds.

The Chief Compliance Officer (“CCO”) of the Funds is an affiliate of the Funds. For the year ended September 30, 2020, the total related amounts paid by the Funds for CCO fees are included in Compliance expenses on each Fund’s Statement of Operations.

The following table reflects the Funds’ contractual management fee rates (expressed as an annual rate).

Fund	Contractual Management Fee
Core Opportunity Fund	1.00%
Strategic Income Fund	0.75%
High Income Fund	1.00%

The Adviser has contractually agreed to waive the High Income Fund’s management fees and/or reimburse expenses (excluding brokerage fees and commissions; borrowing costs such as (a) interest and (b) dividends on securities sold short; taxes; indirect expenses incurred by the underlying funds in which the Fund invests; and extraordinary expenses) of the High Income Fund until at least January 31, 2021 in order to maintain the Total Annual Fund Operating Expenses After Fee Deferral and/or Reimbursement at 1.60% and 1.35% for the Class R shares and Class I shares, respectively. This agreement may be terminated by the Board on 60 days’ written notice to the Adviser. Any waiver or reimbursement is subject to repayment by the High Income Fund within three years following the fiscal year in which the expenses occurred if the Fund is able to make the repayment without exceeding its current expense limitation and the repayment is approved by the Board.

Annual Report | September 30, 2020	148

RiverNorth Funds	Notes to Financial Statements

September 30, 2020

For the year ended September 30, 2020, reimbursed expenses for the High Income Fund subject to potential recovery by year of expiration are as follows:

	Expiring September 30,
	2021	2022	2023
High Income Fund
Class I	$98,502	$104,992	$145,507
Class R	$13,126	$13,864	$19,074
Total	$111,628	$111,856	$164,581

For the year ended September 30, 2020, the Adviser voluntarily waived $171,600 in management fees attributable to the Strategic Income Fund related to the Fund's investment in an affiliate fund, the High Income Fund. The Investment Adviser Fee disclosed on the Strategic Income Fund's Statement of Operations is reflective of this waiver of affiliated management fees.

DoubleLine is the investment sub-adviser to the Strategic Income Fund. Oaktree Capital is the investment sub-adviser to the High Income Fund. Under the terms of the sub-advisory agreements, the Sub-Advisers, subject to the supervision of the Adviser and the Board of Trustees, provide to the Strategic Income Fund and the High Income Fund such investment advice as deemed advisable and will furnish a continuous investment program for the portion of assets managed in the respective Fund consistent with the respective Fund's investment objective and policies. As compensation for its sub-advisory services, the Adviser, out of its own fee, is obligated to pay each Sub-Adviser a fee computed and accrued daily and paid monthly in arrears based on an annual rate of the average daily net assets of the Strategic Income Fund and the High Income Fund.

ALPS Fund Services, Inc. (“ALPS”) provides the Funds with fund administration and fund accounting services. ALPS also serves as transfer agent, dividend paying and shareholder servicing agent for the Funds (“Transfer Agent”). ALPS receives an annual fee based on the Funds' average daily net assets, subject to certain minimums.

State Street Bank & Trust, Co. serves as the Funds’ custodian.

The Funds have adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan permits the Funds to pay the Adviser for distribution and promotion expenses related to marketing shares of the Funds. The amount payable annually by the Class R shares of the Core Opportunity Fund, the Class R Shares of the Strategic Income Fund, and the Class R Shares of the High Income Fund is 0.25% of the average daily net assets. Under the Plan, the Trust may engage in any activities related to the distribution of Fund shares. The expenses of the Funds’ Plan are reflected as 12b-1 fees in the Statements of Operations.

The Funds have entered into a Distribution Agreement with ALPS Distributors, Inc. (“the Distributor”), an affiliate of ALPS, to provide distribution services to the Funds. The Distributor serves as underwriter/distributor of shares of the Funds.

Officers of the Trust and Trustees who are “interested persons” of the Trust or the Adviser received no salary or fees from the Trust. Each Trustee who is not an “interested person” receives a fee of $36,000 per year, plus $1,500 per meeting attended from the Trust. In addition, the chair of the audit committee receives $500 annually and the lead independent Trustee receives $250 annually. The Trust reimburses each Trustee and Officer for his or her travel and other expenses relating to attendance at such meetings. The Trustees are also compensated for their services as independent directors of other funds within the fund complex.1

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RiverNorth Funds	Notes to Financial Statements

September 30, 2020

A Trustee and certain Officers of the Trust are also employees of the Adviser, the Distributor or ALPS.

[1]	The Fund Complex consists of the RiverNorth Core Opportunity Fund, the RiverNorth/DoubleLine Strategic Income Fund, and the RiverNorth/Oaktree High Income Fund, each a series of RiverNorth Funds, and the RiverNorth Opportunities Fund, Inc., RiverNorth/DoubleLine Strategic Opportunity Fund, Inc., the RiverNorth Specialty Finance Corporation, RiverNorth Opportunistic Municipal Income Fund, Inc., RiverNorth Managed Duration Municipal Income Fund, Inc., and RiverNorth Flexible Municipal Income Fund, Inc.

7. TAX BASIS INFORMATION

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by a Fund.

The tax character of distributions paid by the Funds during the fiscal year ended September 30, 2020, was as follows:

	Ordinary Income	Tax-Exempt Income	Distributions paid from Long-Term Capital Gain	Return of Capital	Total
Core Opportunity Fund	$2,155,943	$77,500	$1,952,953	$–	$4,186,396
Strategic Income Fund	85,578,969	–	–	2,921,016	88,499,985
High Income Fund	1,924,221	–	–	407,514	2,331,735

The tax character of distributions paid by the Funds during the fiscal year ended September 30, 2019, was as follows:

	Ordinary Income	Tax-Exempt Income	Distributions paid from Long-Term Capital Gain	Return of Capital	Total
Core Opportunity Fund	$5,255,331	$189,479	$27,644,230	$–	$33,089,040
Strategic Income Fund	101,073,877	–	–	–	101,073,877
High Income Fund	2,635,911	–	–	–	2,635,911

Components of Distributable Earnings on a Tax Basis: The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under GAAP. Accordingly, for the year ended September 30, 2020, certain differences were reclassified. The amounts reclassified did not affect net assets. The reclassifications were as follows:

Annual Report | September 30, 2020	150

RiverNorth Funds	Notes to Financial Statements

September 30, 2020

	Paid-in Capital	Total Distributable Earnings
Core Opportunity Fund	$–	$–
Strategic Income Fund	(59,431)	59,431
High Income Fund	–	–

At September 30, 2020, the components of distributable earnings on a tax basis for the Funds were as follows:

	Undistributed Ordinary Income	Accumulated Capital Gains/(Losses)	Net Unrealized Appreciation/ (Depreciation)	Other Cumulative Effect of Timing Differences	Total
Core Opportunity Fund	$–	$1,274,363	$(2,732,164)	$(10,372)	$(1,468,173)
Strategic Income Fund	–	(47,357,781)	(88,220,485)	–	(135,578,266)
High Income Fund	–	(5,588,456)	(837,357)	(428,930)	(6,854,743)

Capital Losses: As of September 30, 2020, the following Funds had capital loss carryforwards which may reduce the applicable Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus may reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax pursuant to the Code. The capital loss carryforwards may be carried forward indefinitely.

Capital losses carried forward were as follows:

Fund	Non-Expiring Short-Term	Non-Expiring Long-Term
Strategic Income Fund	$–	$47,357,781
High Income Fund	694,327	3,505,932

The Rivernorth Oaktree High Income Fund elects to defer to the period ending September 30, 2021, capital losses recognized during the period November 1 through September 30, 2020 in the amount of $1,388,197.

The Rivernorth Core Opportunity Fund and Rivernorth Oaktree High Income Fund elects to defer to the period ending September 30, 2021, late year ordinary losses in the amount of $10,372 and $318,558, respectively.

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RiverNorth Funds	Notes to Financial Statements

September 30, 2020

Unrealized Appreciation and Depreciation on Investments: The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes, including short-term securities at September 30, 2020, were as follows:

Fund	Gross Appreciation (excess of value over tax)	Gross Depreciation (excess of tax cost over value)	Net Appreciation on Foreign Currency and Derivatives	Net Unrealized Appreciation/ (Depreciation)	Cost of Investments for Income Tax Purposes
Core Opportunity Fund*	$2,339,894	$(5,072,058)	$–	$(2,732,164)	$80,282,394
Strategic Income Fund*	66,308,249	(154,528,734)	–	(88,220,485)	1,900,114,514
High Income Fund*	867,797	(1,704,140)	(1,014)	(837,357)	47,264,782

*	The difference between book and tax basis unrealized appreciation/(depreciation) for the Funds is attributable primarily to passive foreign investment companies, wash sales, forward contract mark to market, and tax treatment of certain other investments.

8. INVESTMENT TRANSACTIONS

Investment transactions for the year ended September 30, 2020, excluding U.S. government obligations and short-term investments, were as follows:

Fund	Purchases of Securities	Proceeds from Sales of Securities
Core Opportunity Fund	$87,367,894	$117,252,514
Strategic Income Fund	827,454,570	921,577,141
High Income Fund	37,177,993	35,661,002

Investment Transactions in long term U.S. government obligations for the year ended September 30, 2020 were as follows:

Fund	Purchases of Securities	Proceeds from Sales of Securities
Strategic Income Fund	470,736,971	604,906,596

Annual Report | September 30, 2020	152

RiverNorth Funds	Notes to Financial Statements

September 30, 2020

9.  INVESTMENTS IN AFFILIATED COMPANIES

The Funds may invest in certain securities that are considered securities issued by affiliated companies. As defined by the 1940 Act, an affiliated person, including an affiliated company, is one in which a Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The purchases, sales, dividend income, capital gains, shares and value of investment in affiliated companies for the year ended September 30, 2020 were as follows:

Strategic Income Fund

Security Name	Value as of September 30, 2019	Purchases	Sales	Realized Gain/Loss	Change in Unrealized Gain (Loss)	Value as of September 30, 2020	Share Balance as of September 30, 2020	Distributions
RiverNorth/Oaktree High Income Fund	$30,156,442	$1,451,014	$–	$–	$(1,896,909)	$30,155,295	3,318,436	$1,451,014
				$–	$(1,896,909)	$30,155,295	3,518,436	$1,451,014

10. REVOLVING LINE OF CREDIT

On April 8, 2014, the Funds entered into a $100,000,000 committed, unsecured Revolving Credit Agreement with State Street Bank & Trust, Co. The Revolving Credit Agreement was amended on April 17, 2015, April 5, 2016, April 4, 2017, April 3, 2018, April 2, 2019 and on March 31, 2020. The Revolving Credit Agreement expires on March 30, 2021. Borrowings under this arrangement bear interest at the higher of the Federal Funds Rate and the One-Month LIBOR Rate in effect on the day the loan is made plus 1.25%, which was 1.40% at September 30, 2020. From October 1, 2019 through September 30, 2020, the Funds paid a facility fee on unloaned balances equal to the product of $100,000,000 less the principal amount of loans outstanding and 0.25%.

For the year ended September 30, 2020, the Funds had no borrowings under the Revolving Credit Agreement.

11. BENEFICIAL OWNERSHIP

On September 30, 2020, there were an unlimited number of no par value shares of beneficial interest authorized for each Fund. Transactions in shares of beneficial interest are shown in the Statements of Changes in Net Assets.

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RiverNorth Funds	Notes to Financial Statements

September 30, 2020

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. Beneficial owners owning more than 25% of the voting securities for the benefit of their customers of each class of each Fund, as of September 30, 2020, are listed below:

Fund	Shareholder Name	Percentage Interest
Core Opportunity Fund – Class I	Pershing	27.09%
Core Opportunity Fund – Class R	Charles Schwab & Company, Inc.	34.00%
Strategic Income Fund – Class I	Charles Schwab & Company, Inc.	42.44%
Strategic Income Fund – Class R	Charles Schwab & Company, Inc.	44.52%
High Income Fund – Class I	RiverNorth/DoubleLine Strategic Income Fund	74.69%
High Income Fund – Class R	Charles Schwab & Company, Inc.	58.44%

12. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

13. LIBOR TRANSITION

Certain of the Funds’ investments, payment obligations and financing terms may be based on floating rates, such as LIBOR, Euro Interbank Offered Rate and other similar types of reference rates (each, a “Reference Rate”). On July 27, 2017, the Chief Executive of the UK Financial Conduct Authority (“FCA”), which regulates LIBOR, announced that the FCA will no longer persuade nor compel banks to submit rates for the calculation of LIBOR and certain other Reference Rates after 2021. Such announcement indicates that the continuation of LIBOR and other Reference Rates on the current basis cannot and will not be guaranteed after 2021. The transition away from Reference Rates may lead to increased volatility and illiquidity in markets that are tied to such Reference Rates and reduced values of Reference Rate-related instruments. This announcement and any additional regulatory or market changes that occur as a result of the transition away from Reference Rates may have an adverse impact on a Fund’s investments, performance or financial condition.

14. CORONAVIRUS (COVID-19) PANDEMIC

A recent outbreak of respiratory disease caused by a novel coronavirus was first detected in December 2019 and has spread internationally. The outbreak and efforts to contain its spread have resulted in closing borders and quarantines, restricting international and domestic travel, enhanced health screenings, cancelations, disrupted supply chains and customer activity, responses by businesses (including changes to operations and reducing staff), and have produced general concern and uncertainty. The impact of the coronavirus pandemic, and other epidemics and pandemics that may arise in the future could adversely affect national and global economies, individual companies and the market in general in a manner and for a period of time that cannot be foreseen at the present time and may adversely affect the value, volatility and liquidity of dividend and interest paying securities. In the event of a pandemic or an outbreak, there can be no assurance that the Funds and their service providers will be able to maintain normal business operations for an extended period of time or will not lose the services of key personnel on a temporary or long-term basis due to illness or other reasons, and could otherwise disrupt the ability of the Funds' service providers to perform essential services. Certain economic and market conditions arising out of a pandemic or outbreak could result in a Fund’s inability to achieve its investment objectives, cause the postponement of reconstitution or rebalance dates for benchmark indices, adversely affect the prices and liquidity of the securities and other instruments in which a Fund invests, negatively impact a Fund’s performance, and cause losses on your investment in a Fund. Management is monitoring the development of the pandemic, which was ongoing as of the date of the financial statements.

Annual Report | September 30, 2020	154

Report of Independent Registered
RiverNorth Funds	Public Accounting Firm

September 30, 2020

To the Shareholders and Board of Trustees of RiverNorth Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of RiverNorth Funds, comprising RiverNorth Core Opportunity Fund, RiverNorth/DoubleLine Strategic Income Fund, and RiverNorth/Oaktree High Income Fund (the “Funds”) as of September 30, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the each of the Funds as of September 30, 2020, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020, by correspondence with the custodian, agent banks, and brokers, or by other appropriate auditing procedures where replies from brokers or agent banks were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of RiverNorth Capital Management, LLC’s investment companies since 2006.

COHEN & COMPANY, LTD.

Cleveland, Ohio

November 27, 2020

Annual Report | September 30, 2020	155

RiverNorth Funds	Additional Information

September 30, 2020 (Unaudited)

PROXY VOTING GUIDELINES

A description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Funds at (888) 848-7569 and (2) from Form N-PX filed by the Funds with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Funds file a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Part F of N-PORT. The Funds’ first and third fiscal quarters end on December 31 and June 30. The Form N-PORT must be made within 60 days of the end of the quarter. The Funds’ Form N-PORT is available on the SEC’s website at www.sec.gov. You may also obtain copies by calling the Funds at 1-888-848-7569.

UNAUDITED TAX INFORMATION

The RiverNorth Core Opportunity Fund designated the following for federal income tax purposes for the year ended September 30, 2020:

	Foreign Taxes Paid	Foreign Source Income
RiverNorth Core Opportunity Fund	$53,573	$376,101

Tax-Exempt Percentage
RiverNorth Core Opportunity Fund	3.47%

Of the distributions paid by the Funds from ordinary income for the calendar year ended December 31, 2019, the following percentages met the requirements to be treated as qualifying for the corporate dividends received deduction and qualified dividend income:

	Dividend Received Deduction	Qualified Dividend Income
RiverNorth Core Opportunity Fund	14.23%	27.33%
RiverNorth/DoubleLine Strategic Income Fund	0.56%	1.17%
RiverNorth/Oaktree High Income Fund	0.93%	1.12%

In early 2020, if applicable, shareholders of record received this information for the distributions paid to them by the Funds during the calendar year 2019 via Form 1099. The Funds will notify shareholders in early 2021 of amounts paid to them by the Funds, if any, during the calendar year 2020.

Pursuant to Section 852(b)(3) of the Internal Revenue Code, RiverNorth Core Opportunity Fund designated $1,952,953 as long-term capital gain dividends.

156	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Liquidity Risk Management Program

September 30, 2020 (Unaudited)

The Funds have implemented a liquidity risk management program (the “LRM Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The LRM Program’s principal objectives include assessing, managing, and periodically reviewing each Fund’s liquidity risk. Liquidity risk is defined as the risk that a Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund.

In accordance with the requirements of Rule 22e-4, the program administrator conducted an annual review of the LRM Program and, in August 2020, provided the Board of Trustees (the “Board”) with a report addressing the operation of the LRM Program and assessing its adequacy and effectiveness of implementation for the first year of operation. Among other things, the program administrator reported to the Board as to the following:

●	each Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of their respective shareholders;

●	there were no material changes to the LRM Program during the period;

●	each Fund’s strategy continued to be effective for an open-end mutual fund;
●	the implementation of the LRM Program was effective to manage each Fund’s liquidity risk and remains reasonably designed to manage each Fund’s liquidity risk;

●	the LRM Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the highly liquid investment minimum requirements;

●	on the basis of the review conducted, it was recommended that the highly liquid investment minimum for each Fund be reduced to 25% and that the LRM Program be amended to allow for an internal assessment of liquidity by the adviser for any security not reported by a liquidity vendor; and

●	the LRM Program operated adequately during the period and was effective in assessing, monitoring and managing the liquidity risk of each Fund’s portfolio.

There can be no assurance that the LRM Program will achieve its objectives in the future. Please refer to the Funds’ prospectuses for more information regarding the Funds’ exposure to liquidity risk and other principal risks to which an investment in the Funds may be subject.

Annual Report | September 30, 2020	157

RiverNorth Funds	Trustees and Officers

September 30, 2020 (Unaudited)

The following table provides information regarding each Trustee who is not an “interested person” of the Fund, as defined in the 1940 Act.

INDEPENDENT TRUSTEES

Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee During the Past 5 Years
John K. Carter Y.O.B. 1961	Trustee	Indefinite/ January 2013 to present	Managing Partner, Law Office of John K. Carter, P.A. (a general practice and corporate law firm) (2015 to present); Managing Partner, Global Recruiters of St. Petersburg (a financial services consulting and recruiting firm) (2012 to 2015).	9	RiverNorth Managed Duration Municipal Income Fund Inc. (1 fund) (2019 to present); RiverNorth Opportunistic Municipal Income Fund, Inc. (1 fund) (2018 to present); Carillon Mutual Funds (12 funds) (2016 to present); RiverNorth Specialty Finance Corporation (1 fund) (2016 to present); RiverNorth/DoubleLi ne Strategic Opportunity Fund, Inc. (1 fund) (2016 to present); RiverNorth Opportunities Fund, Inc. (1 fund) (2013 to present); RiverNorth Flexible Municipal Income Fund, Inc. (2020 to present).
James G. Kelley Y.O.B. 1948	Trustee	Indefinite/ December 2006 to present	Certified Business Coach, JGK & Associates (2000 to present).	3	Member, Illinois Board of Examiners (2012 to present); Chair (2017 to present).

158	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Trustees and Officers

September 30, 2020 (Unaudited)

INDEPENDENT TRUSTEES

Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee During the Past 5 Years
John S. Oakes Y.O.B. 1943	Trustee; Lead Independent Trustee	Indefinite/ December 2010 to present	Principal, Financial Search and Consulting (a recruiting and consulting firm) (2013 to present).	9	RiverNorth Managed Duration Municipal Income Fund Inc. (1 fund) (2019 to present); RiverNorth Opportunistic Municipal Income Fund, Inc. (1 fund) (2018 to present); RiverNorth Specialty Finance Corporation (1 fund) (2016 to present); RiverNorth/ DoubleLine Strategic Opportunity Fund, Inc. (1 fund) (2016 to present); RiverNorth Opportunities Fund, Inc. (1 fund) (2013 to present); RiverNorth Flexible Municipal Income Fund, Inc. (2020 to present).

Annual Report | September 30, 2020	159

RiverNorth Funds	Trustees and Officers

September 30, 2020 (Unaudited)

INDEPENDENT TRUSTEES

Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee During the Past 5 Years
David M. Swanson Y.O.B. 1957	Trustee	Indefinite/ November 2018 to present	Founder & Managing Partner of SwanDog Strategic Marketing (marketing consulting firm) (2006 to present).	9	RiverNorth Managed Duration Municipal Income Fund Inc. (1 fund) (2019 to present); RiverNorth Specialty Finance Corporation (1 fund) (2018 to present); RiverNorth/ DoubleLine Strategic Opportunity Fund, Inc. (1 fund) (2018 to present); RiverNorth Opportunities Fund, Inc. (1 fund) (2013 to present); RiverNorth Opportunistic Municipal Income Fund, Inc. (1 fund) (2018 to present); Managed Portfolio Series (38 funds) (2011 to present); RiverNorth Flexible Municipal Income Fund, Inc. (2020 to present); ALPS Variable Investment Trust (9 funds) (2006 to present).
[1]	The mailing address of each Trustee is 325 N. LaSalle Street, Suite 645, Chicago, IL 60654.

[2]	The Fund Complex consists of the RiverNorth Core Opportunity Fund, the RiverNorth/DoubleLine Strategic Income Fund, and the RiverNorth/Oaktree High Income Fund, each a series of RiverNorth Funds, RiverNorth Opportunities Fund, Inc., RiverNorth DoubleLine Strategic Opportunity Fund, Inc., RiverNorth Opportunistic Municipal Income Fund, Inc., RiverNorth Managed Duration Municipal Income Fund, Inc., RiverNorth Specialty Finance Corporation, and Rivernorth Flexible Municipal Income Fund, Inc.

160	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Trustees and Officers

September 30, 2020 (Unaudited)

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, and each officer of the Trust.

INTERESTED TRUSTEE AND OFFICERS

Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee During the Past 5 Years
Patrick W. Galley[3] Y.O.B. 1975	President, Principal Executive Officer and Trustee	Indefinite/ July 2006 to present	Chief Executive Officer, Rivernorth Capital Management, LLC (Since 2020); Chief Investment Officer, RiverNorth Capital Management, LLC (2004 to present); Board of Managers of RiverNorth Capital Management, LLC and RiverNorth Securities, LLC (since 2010) and Board of Directors RiverNorth Holdings, Co. (since 2010).	9	RiverNorth Managed Duration Municipal Income Fund Inc. (1 fund) (2019 to present); RiverNorth Opportunistic Municipal Income Fund, Inc. (1 fund) (2018 to present); RiverNorth Specialty Finance Corporation (1 fund) (2016 to present); RiverNorth/Do ubleLine Strategic Opportunity Fund, Inc. (1 fund) (2016 to present); RiverNorth Opportunities Fund, Inc. (1 fund) (2013 to present); RiverNorth Flexible Municipal Income Fund, Inc. (2019 to present).

Annual Report | September 30, 2020	161

RiverNorth Funds	Trustees and Officers

September 30, 2020 (Unaudited)

INTERESTED TRUSTEE AND OFFICERS

Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee During the Past 5 Years
Jonathan M. Mohrhardt Y.O.B. 1974	Treasurer and Chief Financial Officer	Indefinite/ February 2009 to present	President, RiverNorth Capital Management, LLC (Since 2020); Chief Operating Officer, RiverNorth Capital Management, LLC (Since 2011).	NA	NA
Marcus L. Collins Y.O.B. 1968	Chief Compliance Officer; Secretary	Indefinite/ May 2012 to Present; Indefinite/ January 2017 to Present	General Counsel, RiverNorth Capital Management, LLC (2012 to present), Chief Compliance Officer, RiverNorth Capital Management, LLC (2012 to present).	NA	NA

[1]	The mailing address of each Trustee and officer, unless otherwise noted, is 325 N. LaSalle Street, Suite 645, Chicago, IL 60654.

[2]	The Fund Complex consists of the RiverNorth Core Opportunity Fund, the RiverNorth/DoubleLine Strategic Income Fund, and the RiverNorth/Oaktree High Income Fund, each a series of the RiverNorth Funds Trust, and the RiverNorth Opportunities Fund, Inc., RiverNorth DoubleLine Strategic Opportunity Fund, Inc., RiverNorth Opportunistic Municipal Income Fund, Inc., RiverNorth Managed Duration Municipal Income Fund, Inc., the RiverNorth Specialty Finance Corporation, and RiverNorth Flexible Municipal Income Fund, Inc.

[3]	Patrick W. Galley is considered an "Interested” Trustee as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Trust and Chief Investment Officer of the Funds’ investment adviser.

The Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling (toll-free) 1-888-848-7569.

162	(888) 848-7569 | www.rivernorth.com

Intentionally Left Blank

Intentionally Left Blank

Intentionally Left Blank

RiverNorth Funds

RiverNorth Core Opportunity Fund

RiverNorth/DoubleLine Strategic Income Fund

 RiverNorth/Oaktree High Income Fund

Board of Trustees

Patrick W. Galley, CFA, Chairman

James G. Kelley

John S. Oakes

David M. Swanson

John K. Carter

Investment Adviser

RiverNorth Capital Management, LLC

Sub Advisers

DoubleLine Capital LP

Oaktree Capital Management, L.P.

Transfer Agent, Administrator and

Dividend Disbursing Agent

ALPS Fund Services, Inc.

Distributor

ALPS Distributors, Inc.

Custodian

State Street Bank & Trust

Independent Registered

Public Accounting Firm

Cohen & Company, Ltd.

This report is provided for the general information of the shareholders of the RiverNorth Funds. This report is not intended for distribution to prospective investors in the Funds, unless preceded or accompanied by an effective prospectus.

Item 2.	Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the registrant.

(b)	For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code of ethics to an appropriate person or persons identified in the code of ethics; and

(5)	Accountability for adherence to the code of ethics.

(c)	Amendments: During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(d)	Waivers: During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

(e)	Not applicable.

(f)	Availability: The code of ethics for the Officers can be obtained, free of charge by calling the toll free number for the appropriate Fund listed in that Fund’s prospectus .

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees

Fiscal Year	Audit Fees
FY 2020	$83,653
FY 2019	$85,289

(b)	Audit-Related Fees

Fiscal Year	Registrant
FY 2020	$0
FY 2019	$0

(c)	Tax Fees

Fiscal Year	Registrant
FY 2020	$15,000
FY 2019	$15,000

Nature of the Tax Fees: Preparation of tax returns

(d)	All Other Fees

Fiscal Year	Registrant
FY 2020	$0
FY 2019	$0

(e)

(1) Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence.

(2) Percentages of Services Approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Registrant
Audit-Related Fees:	0%
Tax Fees:	0%
All Other Fees:	0%

(f)	During the audit of the registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Fiscal Year	Registrant	Adviser and Adviser Affiliated Service Providers
FY 2020	$15,000	$0
FY 2019	$15,000	$0

Item 5.	Audit Committee of Listed Registrants.

NOT APPLICABLE – applies to listed companies only

Item 6.	Schedule of Investments.

(a)	The schedule of investments is included as part of the Report to Stockholders filed under Item 1 of this report.

(b)	NOT APPLICABLE.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

NOT APPLICABLE – applies to closed-end funds only

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

NOT APPLICABLE – applies to closed-end funds only

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

NOT APPLICABLE – applies to closed-end funds only

Item 10.	Submission of Matters to Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)	Based on an evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this Form N-CSR, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)	There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

NOT APPLICABLE – applies to closed-end funds only

Item 13.	Exhibits.

(a)(1)	Certifications pursuant to Rule 30a-2(b) under the Act (17 CFR 30a-2(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Act (17 CFR 30a-2(a)) are attached hereto.

(a)(3)	None.

(a)(4)	None.

(b)	Certifications pursuant to Rule 30a-2(b) under the Act (17 CFR 30a-2(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: RiverNorth Funds

By:	/s/ Patrick W. Galley
Name:	Patrick W. Galley
Title:	President

Date:	December 3, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patrick W. Galley
Name:	Patrick W. Galley
Title:	President & Chief Executive Officer

Date:	December 3, 2020

By:	/s/ Jonathan M. Mohrhardt
Name:	Jonathan M. Mohrhardt
Title:	Treasurer & Chief Financial Officer

Date:	December 3, 2020